UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Ave., Suite 4400

Los Angeles, CA 90071-3106

(Name and address of agent for service)

800-331-2979

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

Brandes International Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes International Equity Fund (Class I Shares) advanced 8.10% in the 12 months ended September 30, 2016. For the same period, the MSCI EAFE Index rose 6.52%.

Allocations to pharmaceuticals boosted performance, including Japan’s Taisho Pharmaceutical Holdings and Daiichi Sankyo, as well as U.K.-based GlaxoSmithKline. Additionally, holdings in emerging markets significantly lifted returns, led by oil & gas firms Petrobras (Brazil) and Lukoil (Russia), as well as South Korea-based metals and mining firm POSCO and auto parts supplier Hyundai Mobis.

Petrobras’ stock continued to recover as the company divested non-core assets and revised down its capital expenditure plan. Petrobras has also benefited from domestic fuel being priced at a premium to imported fuel in its retail business, which had been a significant source of losses several years ago when high international fuel prices were not passed on to the local Brazilian market. Moreover, upstream operating costs have come down and management looks to cut more costs across the business.

Holdings in capital markets, specifically Switzerland-based Credit Suisse and UBS, weighed on performance. Other detractors included Brazilian jet manufacturer Embraer and U.K. retailer Marks & Spencer.

Embraer continued to struggle as the Brazilian real’s appreciation hurt its export-driven business and the company announced a poor 2016 sales forecast. While Embraer’s most recent quarterly commentary confirmed that the current business jet cycle remains challenging, we continue to focus on the long term and believe the company may benefit from a rebound in the business cycle and from its upcoming new products, which have a strong backlog of orders.

The investment team bought shares of Finland-based Nokia and France-based advertising firm Publicis.

Nokia has evolved quite significantly over the past few years, divesting several businesses while integrating and acquiring others in an effort to improve its scale and competitive position. Historically known as a mobile phone manufacturer, Nokia sold this business to Microsoft for $7.2 billion in 2013. Nokia largely retained its mobile technology patents after selling off its phone business. The company is also working to license non-essential patents.

Many investors have been concerned about the current demand environment for wireless infrastructure. Moreover, the outlook for the next few years for wireless infrastructure is poor, with China’s spending on LTE (long-term evolution, used for high-speed wireless communications for mobile phones and data terminals) having peaked. In addition to these industry-wide challenges, Nokia’s share price

Brandes International Equity Fund

has also been affected by worries over merger-integration risk. Nevertheless, in our view the risks are outweighed by the company’s positive attributes, which include:

•	Its solid competitive position driven by growing demand for wireless networking equipment.

•	A good track record of portfolio streamlining and operational rigor over the past five years.

•	A strong balance sheet and capital-usage plan.

Other activity included the sale of a group of Brazilian holdings that reached our estimates of intrinsic value, namely Banco Santander Brasil, electric utility Centrais Eletricas Brasileiras (Eletrobras) and water utility Companhia de Saneamento Basico do Estado de Sao Paolo (SABESP).

A long-time position in the Fund, Eletrobras is a holding company that operates across the entire electricity value chain. The company is Brazil’s largest electricity provider, controlling 33% of the country’s generation capacity, mainly via hydro plants, and nearly 50% of the transmission grid. In April, Brazil’s Ministry of Mines and Energy announced very favorable compensation payment terms for the residual value of transmission assets built prior to 2000 (previously arbitrarily set to zero). The change marked a significant regulatory turnabout for Eletrobras and drove up its shares to a level where the risk/reward tradeoff no longer warranted an investment.

We first purchased SABESP when economic fear in Brazil, coupled with a severe drought, brought the market price for the company down to what we considered attractive levels. However, there have been a number of incremental positives for SABESP over the past year, including:

•	Rainfall: SABESP’s shares were previously pressured partly due to drought concerns in Sao Paolo. However, thanks to the long-awaited rainfall, the water reservoirs in the region have improved from critical levels.

•	Lower financial leverage: More-favorable investor sentiment in Brazil and the real’s appreciation against the U.S. dollar have helped SABESP reduce its financial leverage ratios as the company has exposure to foreign currency-denominated debt.

•	Increased market appreciation: Compared to when we first purchased the company, the market now seems to give more credit to SABESP’s defensive nature as a water utility with an inelastic demand and a fair regulator.

As a result of these factors, SABESP’s share price appreciated to a level where the offered fundamental value was no longer attractive to the investment committee.

Other positions sold included Italian cement producer Italcementi and Netherlands-based Royal Ahold.

Brandes International Equity Fund

Outlook

As of September 30, the Brandes International Equity Fund continued to exhibit more attractive fundamentals than the MSCI EAFE Index, with lower valuations and a higher dividend yield.

We took advantage of the solid performance of emerging-markets equities to exit or pare several of our positions. However, due to the strong share-price appreciation, our overall weighting to the region was 19% at the close of the fiscal year, largely unchanged compared to what it was at the beginning of the year. We believe emerging markets continue to represent some of the most appealing investment opportunities for value investors.

Beyond emerging markets, the Fund held its largest country overweight positions to France and Italy. From an industry standpoint, the Fund had higher allocations than the benchmark to oil & gas, food & staples retailing, pharmaceuticals and autos.

Meanwhile, the Fund’s lack of holdings in Germany continued to represent its largest underweight. The Fund also had lower allocations to industrials, materials and consumer staples.

We continue to find it challenging to uncover value in areas that are perceived as “safe” or less volatile, such as consumer staples. Many companies in the sector are regarded as less risky and have had above-average dividend yields, which typically garner investor attention in a yield-starved environment such as the current one. In our view, investor preference for such companies has led to overvaluations of many of these stocks. We have observed this even with some companies that have declining earnings or sales and very limited growth prospects. Investor allocation to such firms potentially overlooks a crucial factor that may drive future portfolio returns — the price paid in relation to the value received. More specifically, when the price paid for a business exceeds the value received, investors are actually injecting “valuation risk” into their portfolios, in our view.

At Brandes, we believe that valuation is the most important determinant of future returns. Our selectivity, focus on valuation and emphasis on margin of safety enable us to choose securities that we believe offer the best return potential in any environment.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes International Large-Cap Investment Committee

Brandes Investment Trust

Past performance is not a guarantee of future results. One cannot invest directly in an index.

Brandes International Equity Fund

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Diversification does not guarantee a profit or protect from loss in a declining market. Current and future portfolio holdings are subject to risk.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Margin of Safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends measures the equity market performance of developed markets in Europe, Australasia, and the Far East. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes International Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from September 30, 2006 to September 30, 2016 with the value of such an investment in the Morgan Stanley Capital International EAFE Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A*	7.90%	7.43%	1.25%	7.64%
Class A* (with maximum sales charge)	1.69%	6.17%	0.65%	7.32%
Class C*	7.10%	6.62%	0.46%	6.82%
Class E*	7.87%	7.41%	1.27%	7.65%
Class I	8.10%	7.62%	1.44%	7.88%
Class R6*	8.29%	7.71%	1.50%	7.94%
Morgan Stanley Capital International EAFE Index	6.52%	7.39%	1.82%	4.26%

(1)	The inception date is January 2, 1997.

*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to October 6, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses. Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Brandes International Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes Global Equity Fund (Class I Shares) rose 5.26% in the 12 months ended September 30, 2016. For the same period, the MSCI World Index advanced 11.36%.

The Fund’s financial holdings, primarily in banks and companies with capital markets exposure, were the most significant performance detractors. In our opinion, the market became indiscriminately concerned about some of these companies’ exposure to the energy sector, as well as about expectations of prolonged low interest rates in the United States and negative interest rates internationally.

Switzerland-based Credit Suisse and U.K.-based Barclays declined amid investor worries over the potential effects of Britain’s exit from the European Union (Brexit) on European financials in general. While the market has reacted negatively given the many unknowns about the depth and breadth of Brexit’s repercussions on European banks, we continue to believe they are well positioned. For example, the majority of Credit Suisse’s value comes from its attractive fee-based wealth management businesses.

Additionally, Brazilian airplane manufacturer Embraer and U.S.-based oil & gas firm Chesapeake Energy detracted from performance. We sold our equity position in Chesapeake, as discussed below.

Embraer’s stock price continued to struggle as the Brazilian real’s appreciation has hurt its export business, and the company announced a poor 2016 sales forecast. While Embraer’s most recent quarterly commentary confirmed that the current business-jet cycle remains challenging, we continue to focus on the company’s long-term prospects and believe Embraer may benefit from a rebound in the business cycle and its upcoming new product, which has a strong orders backlog.

Holdings in consumer staples, telecommunication services and information technology also weighed on performance.

The most significant positive contributors included South Korea-based Samsung Electronics, Chesapeake Energy bonds (as explained below) and Russia-based Lukoil. U.K.-based GlaxoSmithKline and U.S.-based Microsoft also added to returns.

Microsoft advanced after posting strong earnings due to the growth of its cloud software and services business. In addition, while Microsoft is issuing debt to acquire LinkedIn, it has also announced its intention to repurchase up to $40 billion worth of stock and increase its dividend.

Select portfolio activity included the sales of Ireland-based construction materials firm CRH, Netherlands-based retailer Royal Ahold, and U.K.-based tobacco firm Imperial Brands, as well as Japan-based electronics company Canon and Mitsubishi UFJ Financial Group.

Brandes Global Equity Fund

We initially bought CRH, one of the world’s largest building materials companies, following the construction downturn that began during the financial crisis and continued on to the European sovereign debt crisis in 2011. We believed the business was well positioned to benefit from a rebound in its cyclically depressed end markets given its strong market share, relatively strong balance sheet and solid cash generation.

Moreover, we believed the company had significant opportunity to cut costs considering its acquisition history. We also appreciated the fact that the company’s distribution business, which provides building materials to contractors and retail consumers, was more resilient amid the cyclical downturn than its building products business, as CRH’s distribution business relies on repair and maintenance demand as opposed to new infrastructure building.

Over the last year, the company made two large acquisitions, the most significant of which was a transaction involving certain assets Lafarge and Holcim were forced to sell in order to receive approval for their merger. Given the nature of the forced sale, we believe these assets were acquired at an attractive price, especially considering that infrastructure investment was likely near the trough of its cycle.

While the infrastructure-investment market remains relatively depressed, throughout this year the market showed appreciation for the company’s improved cost and competitive position and may be becoming more optimistic about the cyclical recovery in the United States and the potential for margin expansion. Consequently, CRH’s share price appreciated toward our estimate of intrinsic value and we divested our position.

Additionally, we divested the Fund’s equity position in Chesapeake Energy and purchased the company’s bonds, which we believed offer a more attractive risk/reward tradeoff than the common equity. At the time of purchase, Chesapeake bonds traded at 15 cents to 35 cents on the dollar. At these levels, the yield to maturity is north of 30%, and the bonds offer the potential for equity-like returns and provide some downside protection because debt holders have a higher claim on assets than do equity shareholders if the company decides to file for reorganization.

It is not typical for the Fund to hold securities other than common equity. Exceptions have been made when the securities within a company’s capital structure offered potential investment returns that rivaled those of its common equity. This happened with the preferred equity securities of U.S. banks during the financial crisis, for instance. In this particular case, Chesapeake endured an extremely difficult commodity-price environment which resulted in the market value of its common equity, preferred equity and debt falling significantly. The investment committee believes that the potential return from investing in Chesapeake debt surpasses that of many other common equity investments.

Brandes Global Equity Fund

If the company files for reorganization and emerges having restructured its debt, it is highly likely that some/all of the debt will be converted to equity, allowing us to potentially participate in any upside of enterprise value. The restructured company would allow for further potential recovery in value should natural-gas prices eventually rise to economically viable levels during or after the reorganization process.

Other positions added to the Fund included France-based oil firm Total, Finland-based Nokia and Credit Suisse.

Outlook

As of September 30, the Fund’s fundamentals remained more attractive than those of the benchmark, exhibiting significantly lower valuations such as price-to-book, price-to-earnings and price-to-cash-flow ratios. It also offered a higher dividend yield than the MSCI World Index.

The Fund’s largest overweight positions were in the United Kingdom and France, as well as in the energy sector. The Fund also had an off-benchmark allocation of over 16% in emerging-markets companies. Over the last year, we continued to find value in emerging-markets businesses and integrated oil companies, where we have been increasing the Fund’s allocations.

Meanwhile, the Fund maintained its largest underweight position in the United States. On the sector level, it had below-benchmark weightings in financials, consumer staples, materials and industrials.

In the past year and heading into the final months of 2016, it has been difficult to find many undervalued companies in the United States. Additionally, the consumer products industries and other areas where many companies are regarded as being less volatile and therefore “safer” are trading at what we believe to be lofty valuations. In many cases, higher valuations were evident even among companies with declining earnings or sales and very modest growth prospects. In this environment, a focus on price vs. value and selectivity remains paramount, in our view.

Despite the market’s perception that some areas of the market are safer or less volatile, Brandes’ disciplined focus on individual companies leads us to conclude that these areas may actually expose investors to increased risk of muted investment returns due to the current, optimistic prices.

In this environment, we hold the view that focusing on valuations enables us to choose what we believe are the best value opportunities to include in the Fund.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Brandes Global Equity Fund

Past performance is not a guarantee of future results. One cannot invest directly in an index.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Current and future portfolio holdings are subject to risk.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Margin Compression:  A decrease in a company’s operating margin (operating margin = operating income divided by sales).

Price/Book:  Price per share divided by book value per share.

Price/Cash Flow:  Price per share divided by cash flow per share.

Price/Earnings:  Price per share divided by earnings per share.

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield to Maturity:  The total return anticipated on a bond if the bond is held until the end of its lifetime.

Must be preceded or accompanied by a prospectus.

The MSCI World Index with net dividends measures equity market performance of developed markets. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from its inception (October 6, 2008) to September 30, 2016 with the value of such an investment in the Morgan Stanley Capital International World Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital International World Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016
	One Year	Three Years	Five Years	Since Inception(1)
Brandes Global Equity Fund
Class A*	5.01%	2.48%	9.31%	6.34%
Class A* (with maximum sales charge)	-1.02%	0.47%	8.03%	5.56%
Class C*	4.20%	1.73%	8.52%	5.52%
Class E	5.03%	2.50%	9.32%	6.35%
Class I	5.26%	2.73%	9.59%	6.57%
Morgan Stanley Capital International World Index	11.36%	5.85%	11.63%	8.41%

(1)	The inception date is October 6, 2008.

*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

Brandes Global Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Income Fund

Dear Fellow Investor,

The net asset value of the Brandes Global Equity Income Fund (Class I Shares) rose 16.98% in the 12 months ended September 30, 2016. For the same period, the MSCI World Index advanced 11.36%.

Holdings in Brazil were the biggest positive return contributors, including electric utility Companhia Paranaense de Energia (Copel), water utility Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) and Telefonica Brasil.

Additionally, from an industry standpoint, holdings in pharmaceuticals significantly boosted performance, most notably Japan-based Daiichi Sankyo, U.S.-based Johnson & Johnson and Merck, as well as U.K.-based GlaxoSmithKline.

Performance detractors included U.K.-based retailer Marks & Spencer, U.S.-based computer data storage company Western Digital, Switzerland-based financial firm UBS and Swedish telecommunications equipment firm Ericsson.

UBS declined as markets became concerned about the potential effects of Britain’s exit from the European Union (Brexit) on European financials in general. While the market has reacted negatively given the many unknowns about the depth and breadth of Brexit’s repercussions on European banks, we continue to believe UBS is an appealing investment as the majority of the company’s value comes from what we view as attractive fee-based wealth management business.

Ericsson declined on the back of a weak earnings report, and the resignation of its chief executive officer after a string of disappointing earnings results. The company also announced cuts aimed at improving its cost structure and profitability. Ericsson continues to see a lull in demand for carrier infrastructure equipment as the transition to 4G is largely complete in developed markets, while carrier demand for 5G networks is yet to occur.

The investment team added Switzerland-based luxury goods firm Compagnie Financiere Richemont (with a dividend yield of 2.8% as of September 30), Wells Fargo (yield 3.3%) and Chile-based Enersis Chile (yield 3.3%).

Other activity included the sale of Ireland-based building firm CRH, Germany-based capital markets company Deutsche Boerse, Netherlands-based food & staples retailer Royal Ahold, and Brazil-based water utility SABESP.

We initially bought CRH, one of the world’s largest building materials companies, following the construction downturn that began during the financial crisis and continued on to the European sovereign-debt crisis in 2011. We believed the business was well positioned to benefit from a rebound in its cyclically depressed end markets given its strong market share, relatively conservative balance sheet and solid cash generation.

In addition, we believed the company had significant opportunity to cut costs considering its acquisition history. We also appreciated the fact that the company’s

Brandes Global Equity Income Fund

distribution business, which provides building materials to contractors and retail consumers, was more resilient amid the cyclical downturn than its building products business, as CRH’s distribution business relies on repair and maintenance demand as opposed to new infrastructure building.

Over the last year, the company made two large acquisitions, the most significant of which was a transaction involving certain assets Lafarge and Holcim were forced to sell in order to receive approval for their merger. Given the nature of the forced sale, we believe these assets were acquired at an attractive price, especially considering that infrastructure investment was likely near the trough of its cycle.

While the infrastructure-investment market remains relatively depressed, throughout this year the market showed appreciation for the company’s improved cost and competitive position and may be becoming more optimistic about the cyclical recovery in the United States and the potential for margin expansion. Consequently, CRH’s share price appreciated toward our estimate of intrinsic value and we divested our position.

Outlook

As of September 30, the Fund’s fundamentals remained more attractive than those of the benchmark, exhibiting significantly lower valuations such as price-to-book, price-to-earnings and price-to-cash-flow ratios. It also offered a dividend yield of 4.0% versus the MSCI World Index’s 2.6%.

The Fund’s largest overweight positions were in France and the United Kingdom. From an industry standpoint, the most significant allocations were in pharmaceuticals, oil & gas, banks and capital markets exposed companies. The Fund remained significantly underweight in the United States and Japan, as well as in the industrials, information technology and materials sectors.

As always, we anchor our allocation decisions on a fundamental, bottom-up investment approach focused on seeking undervalued companies with attractive dividend yields in all corners of the globe. We hold the view that focusing on valuations and the sustainability of a company’s dividend enables us to choose what we believe is the best combination of value opportunities with attractive yields to include in the Fund. Although some areas of the market that are generally less volatile and perceived as “safer” investments are, in our opinion, trading at lofty valuations, by having a global perspective, we have been able to build a Fund that is attractively valued and still has a very compelling dividend yield.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Brandes Global Equity Income Fund

Past performance is not a guarantee of future results. One cannot invest directly in an index.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Current and future portfolio holdings are subject to risk.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Margin Compression:  A decrease in a company’s operating margin (operating margin = operating income divided by sales).

Price/Book:  Price per share divided by book value per share.

Price/Cash Flow:  Price per share divided by cash flow per share.

Price/Earnings:  Price per share divided by earnings per share.

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

SEC 30-Day Yield:  2.98% (sub) -13.87% (unsub.) This calculation is based on a 30-day period ending on the last day of the month shown. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund expenses. A subsidized yield takes into consideration the expenses paid by the advisor.

Must be preceded or accompanied by a prospectus.

The MSCI World Index with net dividends measures equity market performance of developed markets. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Global Equity Income Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Income Fund – Class I from its inception (December 31, 2014) to September 30, 2016 with the value of such an investment in the Morgan Stanley Capital International World Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital International World Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016
	One Year	Since Inception(1)
Brandes Global Equity Income Fund
Class A	17.35%	8.04%
Class A (with maximum sales charge)	10.57%	4.44%
Class C	16.01%	6.99%
Class I	16.98%	7.91%
Morgan Stanley Capital International World Index	11.36%	2.62%

(1)	The inception date is December 31, 2014.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of September 30, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Opportunities Value Fund

Dear Fellow Investor,

The net asset value of the Brandes Global Opportunities Value Fund (Class I Shares) rose 12.45% in the 12 months ended September 30, 2016. For the same period, the MSCI ACWI (All Country World) Index advanced 11.96%.

The Fund benefited from investments across a diverse set of countries, sectors and industries.

Major positive contributors were allocations to the energy, utilities, financials and health care sectors, as well as to Brazil and Russia.

At the company level, top performers included Brazilian holdings Telefonica Brasil, water utility Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) and holding company Itausa, as well as the bonds of U.S.-based Chesapeake Energy (as explained below).

In the past few years, economic fear in Brazil, coupled with a severe drought, brought the market price of SABESP down to what we considered attractive levels. Recently, the company garnered renewed investor interest as it finally benefitted from a number of incremental positives, including:

•	Rainfall: SABESP’s shares were previously pressured partly due to drought concerns in Sao Paolo. However, thanks to the long-awaited rainfall, the water reservoirs in the region have improved from critical levels.

•	Lower financial leverage: More- favorable investor sentiment in Brazil and the real’s appreciation against the U.S. dollar have helped SABESP reduce its financial leverage ratios as the company has exposure to foreign currency-denominated debt.

•	Increased market appreciation: In contrast to when we first purchased the company, the market now seems to give more credit to SABESP’s defensive nature as a water utility with an inelastic demand and a fair regulator.

As a result of these factors, SABESP’s share price appreciated to our estimate of its intrinsic value and we exited our position.

We purchased the bonds of Chesapeake Energy, which we believed offer a more attractive risk/reward tradeoff than the company’s common equity. At the time of purchase, the bonds traded at 15 cents to 35 cents on the dollar. At these levels, the yield to maturity is north of 30%, and the bonds offer the potential for equity-like returns and provide some downside protection because debt holders have a higher claim on assets than do equity shareholders if the company decides to file for reorganization.

It is not typical for the Fund to hold securities other than common equity. Exceptions have been made when the securities within a company’s capital structure offered potential investment returns that rivaled those of its common equity. This happened with the preferred equity securities of U.S. banks during the

Brandes Global Opportunities Value Fund

financial crisis, for instance. In this particular case, Chesapeake endured an extremely difficult commodity-price environment which resulted in the market value of its common equity, preferred equity and debt falling significantly. The investment committee believes that the potential return from investing in Chesapeake debt surpasses that of many other common equity investments.

If the company files for reorganization and emerges having restructured its debt, it is highly likely that some/all of the debt will be converted to equity, allowing us to potentially participate in the upside of the company’s enterprise value. The restructured company would allow for further potential recovery in value should natural-gas prices eventually rise to economically viable levels during or after the reorganization process.

Meanwhile, allocations to information technology and real estate hurt performance, as did a number of individual positions, including Brazil-based jet manufacturer Embraer, Switzerland-based Credit Suisse, and select U.K.-based holdings.

For Embraer, which derives the majority of its sales outside Brazil, the real’s appreciation presented a headwind. The company has also been experiencing margin compression, mainly due to the mature state of its current product mix ahead of the launch of its next-generation models expected in 2018. We see the challenges facing Embraer as temporary in nature and we continue to believe the company represents an attractive investment opportunity.

Credit Suisse declined as market became concerned about the Brexit vote’s impact on European financials in general. While the market has reacted negatively given the many unknowns about the depth and breadth of Brexit’s repercussions on European banks, we continue to believe Credit Suisse is an appealing investment as the majority of its value comes from attractive fee-based wealth management business.

The All-Cap Investment Committee divested a number of positions as they reached our intrinsic value estimates, including Italy-based holding company Italmobiliare, SABESP and Irish construction materials company CRH.

We initially bought CRH, one of the world’s largest building materials companies, following the downturn in construction that began during the financial crisis and continued on to the European sovereign debt crisis in 2011. We believed the business was well positioned to benefit from a rebound in its cyclically depressed end markets given its strong market share, relatively conservative balance sheet and solid cash generation.

In addition, we believed the company had significant opportunity to cut costs considering its acquisition history. We also appreciated the fact that the company’s distribution business, which provides building materials to contractors and retail consumers, was more resilient amid the cyclical downturn than its building products business, as CRH’s distribution business relies on repair and maintenance demand as opposed to new infrastructure building.

Brandes Global Opportunities Value Fund

Over the last year, the company made two large acquisitions, the most significant of which was a transaction involving certain assets Lafarge and Holcim were forced to sell in order to receive approval for their merger. Given the nature of the forced sale, we believe these assets were acquired at an attractive price, especially considering that infrastructure investment was likely near the trough of its cycle.

While the infrastructure-investment market remains relatively depressed, throughout this year the market showed appreciation for the company’s improved cost and competitive position and may be becoming more optimistic about the cyclical recovery in the United States and the potential for margin expansion. Consequently, CRH’s share price appreciated toward our estimate of intrinsic value and we divested our position.

Meanwhile, the investment committee initiated a position in Draegerwerk, a small-cap German company operating in the health care equipment & supplies industry. Draegerwerk applies its expertise in airflow dynamics and pressure regulation to two main segments: medical and safety. The medical division provides anesthesia workstations, ventilation equipment, patient monitoring systems and neonatal care products. Meanwhile, the company’s safety portfolio includes respiratory protection equipment, gas detection systems and professional diving equipment, as well as alcohol and drug impairment detection devices.

Several factors appear to have weighed on Draegerwerk’s shares. Earnings have been hurt due to the strength of the euro against the Japanese yen and also currencies in emerging markets, which account for approximately 25% of the company’s revenues. Poor cost management, weak demand in Europe and the United States, and higher research and development investments created further pressure on profitability. Operating margins in its medical business seem depressed despite the company’s relatively strong competitive position, and much of the company’s recent growth has come from emerging markets, which have shown signs of slowing. Moreover, the company has a somewhat complex capital structure.

Due to these challenges, our analysis suggested that Draegerwerk’s shares were undervalued. We like that the company enjoys a strong competitive position in most areas of its medical segment — a business with relatively high barriers to entry — and that a portion of its revenues are recurring in nature, which has contributed to stable cash-flow generation. With regard to the headwinds in emerging markets, we believe they are temporary, as health care infrastructure demand in many of those markets has much room to grow. Ultimately, we believe the investment risks are more than accounted for in Draegerwerk’s share price.

Our Outlook

Throughout the year, we have been finding a lot of value opportunities in emerging markets, as reflected in our large allocation of approximately 33% as of September 30. Brazil represented a key exposure, with about 11% weighting.

Brandes Global Opportunities Value Fund

We also continued to find value potential in companies based in the United Kingdom, where the Fund held an overweight position. The United States remained a key underweight as we have not been finding many attractively valued companies there.

From a sector standpoint, the Fund held key overweights in energy, financials and telecommunication services and key underweights in information technology and health care. The Fund’s cash position was higher than usual at the close of the fiscal year as we stand ready to deploy assets should any potential mispricing occur amid prevailing uncertainties globally.

At Brandes, our investment process focuses on a bottom-up analysis. As such, the Fund’s country and industry weightings are the result of our research-driven stock selection and reflect our convictions.

In the current environment, we have observed that some investors have shown a preference for high-growth companies and investments some would deem “safe.” In doing so, they may have overlooked a crucial factor that could drive future portfolio returns — the price paid in relation to the value received. We hold the view that focusing on valuations enables us to choose what we believe are the best value opportunities to include in the Fund.

We remain enthusiastic about the prospects for the Brandes Global Opportunities Value Fund. With its mandate to invest anywhere potential mispricing and value are apparent, the Fund is well positioned to traverse market cycles and seize opportunities, in our view.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes All-Cap Investment Committee

Brandes Investment Trust

Past performance is not a guarantee of future results. One cannot invest directly in an index.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these

Brandes Global Opportunities Value Fund

currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Diversification does not guarantee a profit or protect from loss in a declining market. Current and future portfolio holdings are subject to risk.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield to Maturity:  The total return anticipated on a bond if the bond is held until the end of its lifetime.

Margin Compression:  A decrease in a company’s operating margin (operating margin = operating income divided by sales).

Operating Margin:  Operating income divided by net sales; used to measure a company’s operating efficiency.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The MSCI All Country World Index with net dividends measures equity market performance of developed and emerging markets. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Global Opportunities Value Fund is distributed by ALPS Distributors, Inc.

Brandes Global Opportunities Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Opportunities Value Fund – Class I from its inception (December 31, 2014) to September 30, 2016 with the value of such an investment in the Morgan Stanley Capital International All Country World Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital International All Country World Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016
	One Year	Since Inception(1)
Brandes Global Opportunities Value Fund
Class A	12.13%	3.27%
Class A (with maximum sales charge)	5.70%	-0.17%
Class C	11.42%	2.48%
Class I	12.45%	3.27%
Morgan Stanley Capital International All Country World Index	11.96%	2.31%

(1)	The inception date is December 31, 2014.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Opportunities Value Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of September 30, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Value Fund

Dear Fellow Investor,

The net asset value of the Brandes Emerging Markets Value Fund (Class I shares) increased 29.70% in the 12 months ended September 30, 2016. For the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, gained 17.21%.

The Fund’s largest positive contributors were holdings in utilities, financials and materials. From a country perspective, allocations to Brazil and India aided relative returns significantly. Notable performers included Panamanian airline Copa Holdings, Brazilian water utility Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP), Indian conglomerate Reliance Infrastructure and Luxembourg-domiciled steelmaker Ternium.

SABESP’s shares increased on the back of a number of incremental positives, including:

•	Rainfall: SABESP’s shares were previously pressured partly due to drought concerns in Sao Paolo. However, thanks to the long-awaited rainfall, the water reservoirs in the region have improved from critical levels.

•	Lower financial leverage: Morefavorable investor sentiment in Brazil and the real’s appreciation against the U.S. dollar have helped SABESP reduce its financial leverage ratios as the company has exposure to foreign currency-denominated debt.

•	Increased market appreciation: In contrast to when we first purchased the company, the market now seems to give more credit to SABESP’s defensive nature as a water utility with an inelastic demand and a fair regulator.

As a result of these factors, SABESP’s share price appreciated to our estimate of its intrinsic value and we exited our position.

Our underweight position in information technology hurt relative returns, as did our underweight to Taiwan. Additionally, holdings in Hong Kong-based retailers detracted from relative performance.

While the majority of our Brazilian holdings performed well, export-oriented businesses such as Embraer, a regional jet manufacturer, and beef producer Marfrig Global Foods weighed on returns. Other detractors included China-based car manufacturer Dongfeng Motor Group and Chile-based electric utility Enersis Chile.

Enersis Chile’s share price declined after the results of the recent auction held by Chilean utilities to procure long-term power proved disappointing to companies and investors in the sector. This negatively impacted Enersis Chile, given that it is a holding company with the majority of its value coming from its 60%-owned power producer Endesa Chile. We believe the market has unrealistically extrapolated the results as conclusive evidence of where long-term power prices will go. Despite the

Brandes Emerging Markets Value Fund

uncertainty surrounding the trajectory of long-term power prices, we believe Enersis Chile offers an attractive risk/reward proposition and warrants continued investment.

In addition to SABESP discussed above, full sells included Czech telecommunications services provider Ceska Telekomunikacni Infrastruktura, China-based footwear manufacturer Yue Yuen Industrial, Brazilian electric utility Centrais Eletricas Brasileiras (Eletrobras) and Chile-based Sociedad Quimica y Minera de Chile (SQM).

Founded in 1968, SQM produces and distributes specialty plant nutrition solutions, potassium fertilizers, industrial chemicals, iodine and its derivatives, and lithium and its derivatives. We first added SQM to the Fund in the third quarter of 2015, when the company’s shares were pressured due to a number of factors, including:

•	A dispute over underpayment of royalties alleged by its regulator, Corporación de Fomento de la Producción de Chile (CORFO), who threatened to terminate its mining concession.

•	The accusation that some of SQM’s controlling shareholders did not disclose relevant political contributions.

•	The resignation of the board members of one of SQM’s largest shareholders, which led to fears that this shareholder would sell its shares, potentially resulting in share overhang.

These challenges created what we viewed as a favorable entry point for an investment. A market leader in the production of iodine, nitrates and lithium, SQM possessed cost advantages and geographic diversification. At the time of our purchase, we believed the stock traded close to the level which assumed an early termination of its mining concession.

Over the past year, SQM’s share price increased significantly. This can largely be attributed to optimism about lithium market demand, potential investment by foreign strategic investors in the company, and a reversion to its historical premium among potash producers given its cost advantages. While the market appears to have welcomed these improvements¸ a number of risks persist, including the continued governance/litigation overhang with its regulator CORFO and poor near-term prospects for the potash and iodine markets. As SQM’s share price appreciated beyond our estimate of intrinsic value, we sold the position in the third quarter.

Other major activity included the new purchases of Chile-based Empresa Nacional de Telecomunicaciones, Greek Hellenic Telecommunications Organization and Turkish airport operator TAV Havalimanlari. Additionally, the Emerging Markets Investment Committee initiated positions in two Thailand-based banks: Bangkok Bank and Kasikornbank (formerly Thai Farmers Bank).

Brandes Emerging Markets Value Fund

Founded in 1944, Bangkok Bank is the largest commercial bank in Thailand with assets, loans and deposits all commanding over 15% in market share. Bangkok Bank offers a universal banking platform with a full range of consumer, small-/mid-enterprise and corporate financial products and services. Additionally, the company boasts a strong franchise with nearly 1,200 domestic branches, 39 international branches and over 9,000 ATMs.

Established in 1945, Kasikornbank is Thailand’s fourth-largest bank. The company provides a broad range of consumer, commercial and corporate banking services, including lending, deposit-taking, credit-card services, international-trade financing, custodian services, asset management, investment banking, life insurance and leasing. Moreover, Kasikornbank is the leader in Thailand’s small-/mid-enterprise lending market, which offers higher margins than retail and corporate lending segments.

The Thai banking industry is in the midst of a credit cycle where asset quality started deteriorating in 2015 due to the slowing economy. In descending order of credit risk, small-/mid-enterprise lending has represented the highest level of non-performing loans, followed by retail and corporate lending. However, we believe both Bangkok Bank and Kasikornbank are well positioned in the market and offer a margin of safety at their current prices — even after adjusting for further credit deterioration over the next few years.

Bangkok Bank applies conservative lending policies and has better asset quality than the majority of its peers. Moreover, while not as profitable historically, the bank has the highest level of excess capital and provision coverage in the industry, providing downside protection, in our opinion. Meanwhile, Kasikornbank has had higher structural profitability than most Thai banks due to its exposure to the small/mid-enterprise lending market and its success in fee-income generation. We also appreciate Kasikornbank’s competent management team, which has a history of transparency and clear disclosure.

Outlook

As of September 30, 2016, Brazil remained our largest country weighting and where we had higher allocations than the benchmark. The Fund continued to hold key underweight positions in China, Taiwan and India. From a sector standpoint, the Fund had a higher relative allocation to consumer discretionary, while maintaining a lower weighting in information technology.

The strong performance of many emerging markets over the past year following the downturn serves as a good reminder that market performance and investor sentiment shift constantly, and investors may be best served by focusing on company value.

With our selectivity and emphasis on margin of safety, we believe the Brandes Emerging Markets Value Fund remains well positioned to navigate this dynamic asset class over the long term.

Brandes Emerging Markets Value Fund

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Emerging Markets Investment Committee

Brandes Investment Trust

Past performance is not a guarantee of future results. One cannot invest directly in an index.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Current and future portfolio holdings are subject to risk.

Margin of Safety:  The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging markets. One cannot invest directly in an index. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from September 30, 2006 to September 30, 2016 with the value of such an investment in the Morgan Stanley Emerging Markets Index for the same period.

Value of $100,000 Investment vs Morgan Stanley Capital Emerging Markets Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Value Fund
Class A	29.38%	3.36%	5.18%	7.22%
Class A (with maximum sales charge)	21.94%	2.14%	4.56%	6.90%
Class C*	28.38%	2.61%	4.39%	6.42%
Class I	29.70%	3.63%	5.43%	7.48%
Class R6*	29.61%	3.65%	5.47%	7.53%
Morgan Stanley Capital International Emerging Markets Index	17.21%	3.39%	4.28%	6.06%

(1)	The inception date is August 20, 1996.

*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to July 11, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

**

Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by

Brandes Emerging Markets Value Fund

the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) advanced 10.85% in the 12 months ended September 30, 2016. For the same period, the S&P Developed Ex-U.S. SmallCap Index rose 12.71%.

Holdings in electric utilities, semiconductors & semiconductor equipment, and water utilities were noteworthy positive contributors, along with positions in some emerging markets. Additionally, relative performance for the Fund’s U.K. holdings was strong, and select companies performed well.

On an individual security basis, Canadian wood-based products company Norbord, Indian conglomerate Reliance Infrastructure and Brazilian water utility Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) helped performance significantly.

Norbord manufactures and distributes oriented strand boards used in home construction. The company continued to benefit from improved homebuilding activity in its North American markets.

SABESP benefited from renewed investor interest. In the past few years, economic fear in Brazil, coupled with a severe drought, brought the market price for the company down to what we considered attractive levels. However, there have been a number of incremental positives for SABESP over the past year, including:

•	Rainfall: SABESP’s shares were previously pressured partly due to drought concerns in Sao Paolo. However, thanks to the long-awaited rainfall, the water reservoirs in the region have improved from critical levels.

•	Lower financial leverage: More-favorable investor sentiment in Brazil and the real’s appreciation against the U.S. dollar have helped SABESP reduce its financial leverage ratios as the company has exposure to foreign currency-denominated debt.

•	Increased market appreciation: In contrast to when we first purchased the company, the market now seems to give more credit to SABESP’s defensive nature as a water utility with an inelastic demand and a fair regulator.

As a result of these factors, in what was a surprisingly quick turnaround, SABESP’s share price appreciated to a level where the offered fundamental value was no longer attractive to the investment committee, and we divested our position.

Meanwhile, allocations to real estate management and development, aerospace and defense and multiline retail detracted from returns as did an underweight to metals & mining. Other detractors included U.K.-based estate companies LSL Property Services and Countrywide, retailer Debenhams and Brazilian jet manufacturer Embraer.

For Embraer, which derives the majority of its sales outside Brazil, the real’s appreciation presented a headwind. The company has also been experiencing

Brandes International Small Cap Equity Fund

margin compression, mainly due to the mature state of its current product mix ahead of the launch of its next-generation models expected in 2018. We see the challenges facing Embraer as temporary in nature and we continue to believe the company represents an attractive investment opportunity.

The Small-Cap Investment Committee exited several positions, including U.S.-based APR Energy and Switzerland-based Micronas Semiconductor.

APR Energy was acquired by a group of private equity firms and the transaction was completed in February. Meanwhile, in December 2015, TDK Corporation, a Japanese multinational electronics company, announced an all-cash public tender offer for Micronas that was at a 60% premium to its publicly traded market value. We accepted the cash offer as it approximated our estimate of the company’s intrinsic value.

Meanwhile, the investment committee took advantage of volatile markets to initiate positions in companies which, based on our analysis, exhibited attractive prices relative to our intrinsic value estimates. New purchases included U.K.-based retailer J Sainsbury, facilities management firm Mitie Group and real estate firm Countrywide.

Taking advantage of the short-term volatility following Britain’s exit from the European Union (Brexit) in late June, we added Countrywide and built out our position in the third quarter. Countrywide provides residential real estate brokerage and related services in the United Kingdom. While we had never held Countrywide despite following it closely for a number of years, the market’s sharp negative reaction to the Brexit vote allowed us to opportunistically build a position at what we considered an attractive price.

Since the global financial crisis, Countrywide’s U.K. residential property agency business has suffered from historically low transaction volumes. While we are concerned with the overall price level of U.K. residential property, we believe transaction volumes should eventually recover from multi-decade lows, in part through an improvement in the affordability rate (i.e., lower home price and/or higher incomes). We also appreciate that the company generates a third of its earnings from its fee-based business (e.g., title, insurance and origination), which is not tied to residential home prices but rather to transaction volumes. Moreover, in response to the lower volume environment, Countrywide has placed a strong emphasis on building out its rental property management business, which is now far more significant to group results than before. The rental business not only carries a higher margin and is more stable than the company’s core estate agency business, it also provides a natural hedge, in our opinion, should the U.K. residential property market or home ownership rate deteriorate from current levels.

Brandes International Small Cap Equity Fund

The Brexit news caused a dramatic negative market reaction toward many U.K.-based companies, including Countrywide. The market had already been concerned about home prices and consumer financial health, and the recent developments surrounding Brexit likely added to market angst regarding near-term residential property transaction volumes.

Recent concerns presented us with an attractive opportunity to invest in a diversified real-estate business operating in an environment currently filled with extreme pessimism. Transaction volumes appear to be below mid-cycle levels, thus providing potential longer-term upside. Additionally, we feel some of the risks associated with Countrywide are mitigated in part by the company’s ability to adjust its cost base and benefit from revenue streams from its rental business, which is less sensitive to transaction volumes.

During the period, the Fund added several new positions in Japan, including Kissei Pharmaceuticals, Fuji Media, Hachijuni Bank, leisure products company Sega Sammy Holdings, auto components firm Nippon Seiki, information technology firm Toshiba Machine and consumer electronics company Funai Electric.

Fuji Media is among Japan’s top-four for-profit, free-to-air television broadcasters in terms of number of viewers. Once the number-one broadcaster, Fuji Media has seen its viewer ratings decline continuously in the past decade. The market appears concerned that the ratings decline will continue, especially if the Japanese economy weakens further, potentially triggering a downturn in domestic television advertising, a major revenue source for Fuji Media.

We believe the market’s short-term view ignores the significant asset value, as reflected by the large discount to book value at which Fuji Media traded as of June 30, 2016, and considering its diversified business mix via its Urban Development Group, which develops and operates commercial and residential properties. Moreover, despite the TV ratings decline, the company’s media franchise has earned decent returns on capital and benefited from an industry with high barriers to entry. In our opinion, Fuji Media is well equipped to improve its ratings through recent initiatives but the market appears to give no credit for this potential positive development.

At the buy price, which incorporated the market’s negative view on its legacy media business, we see a TV ratings rebound and a property portfolio that is under recognized as potential positives for the company. Given the combination of these factors, we believe the risk/reward tradeoff warrants an investment in the company.

Outlook

As of September 30, holdings in Japan, the United Kingdom and emerging-markets countries accounted for the Fund’s largest weightings from a regional perspective.

For the past several years, Japan has been the largest country weighting. In recent years, we had significantly reduced our allocation to Japanese companies as a

Brandes International Small Cap Equity Fund

number of our holdings had appreciated to our estimates of their intrinsic value. In general, optimism surrounding Abenomics, corporate governance improvements and currency depreciation contributed to the share-price increases of our holdings, but the main performance drivers came from company-specific factors. As market optimism seems to have dissipated over the past year, we have started to find value potential again, as evidenced by the addition of a number of companies mentioned above.

The Fund also maintained a significant overweight to the United Kingdom and emerging markets.

From a sector standpoint, the Fund held key overweights in consumer staples and utilities, and key underweights in industrials, financials, information technology and materials. Additionally, the Fund had no allocation to the energy sector as of September 30.

The Fund’s country and sector weightings are the result of our research-driven stock selection and reflect our convictions.

Over the past couple of years, the Fund’s cash level has drifted up. Our mandate is to generally be fully invested, although we do have some flexibility as market conditions warrant. We believe now is one of those times to remain selective and patient as we await new value opportunities. The higher cash level does provide the opportunity to quickly deploy capital during a market dislocation, as we did in the days subsequent to the Brexit vote. As soon as the Brexit voting results became public, we put some of that cash to work, almost exclusively in the United Kingdom, by adding to existing positions and purchasing two new companies offering attractive risk/reward tradeoffs.

Amid prevailing macroeconomic and geopolitical uncertainties, we remain committed to our fundamental, Graham-and-Dodd bottom-up value discipline. We hold the view that focusing on valuations enables us to choose what we believe are the best opportunities to include in the Brandes International Small Cap Fund. In our opinion, selectivity and a laser focus on margin of safety remain paramount in any market environment.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes Small-Cap Investment Committee

Brandes Investment Trust

Past performance is not a guarantee of future results. One cannot invest directly in an index.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform

Brandes International Small Cap Equity Fund

other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Diversification does not guarantee a profit or protect from loss in a declining market. Current and future portfolio holdings are subject to risk.

Abenomics:  Economic policies advocated by Japan’s Prime Minister Shinzo Abe, which revolve around fiscal stimulus, monetary easing and structural reforms.

Graham and Dodd investment approach:  A method described by Benjamin Graham and David Dodd in their 1934 book Security Analysis that seeks to identify securities which may be underpriced relative to the value of their underlying assets.

Book Value:  Assets minus liabilities. Also known as shareholders’ equity.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Margin Compression:  A decrease in a company’s operating margin (operating margin = operating income divided by sales).

Margin of Safety:  The discount of a security’s market price to what the firm believes is the intrinsic value of that security.

Yield:  Annual income from an investment (dividend, interest, etc.) divided by the current market price of the investment.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The S&P Developed Ex-U.S. SmallCap Index with gross dividends measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States.

The Brandes International Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from September 30, 2006 to September 30, 2016 with the value of such an investment in the S&P Developed Small Cap – Excluding U.S. Index for the same period.

Value of $100,000 Investment vs S&P Developed

Small Cap – Ex. U.S. Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Fund
Class A	10.60%	11.76%	6.59%	9.92%
Class A (with maximum sales charge)	4.24%	10.44%	5.96%	9.60%
Class C*	9.78%	10.92%	5.80%	9.10%
Class I	10.85%	12.00%	6.84%	10.19%
Class R6*	10.93%	12.06%	6.90%	10.24%
S&P Developed Small Cap Ex. U.S. Index	12.71%	10.63%	4.60%	6.89%

(1)	The inception date is August 19, 1996.

*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to June 27, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

**

Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by

Brandes International Small Cap Equity Fund

the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2016 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Fellow Investor,

The U.S. fixed-income market recorded solid gains in the 12 months ended September 30, 2016 following an eventful period characterized by continued low U.S. interest rates and the commitment from many central banks worldwide to uphold easy monetary policies.

After a relatively long stretch of benign market volatility, credit spreads moved wider in late 2015. This trend accelerated in early 2016 due to worries about plunging commodity prices and growing concerns of a U.S. recession. The early year risk-off sentiment permeated the fixed-income markets and propelled investors to seek safety in U.S. Treasury securities, sending interest rates toward multi-year lows.

In the subsequent months, however, a reversal in sentiment and rising energy prices caused a swift tightening of yield spreads. The largely unexpected vote by the United Kingdom to leave the European Union (Brexit) and its resulting uncertainty caused yield spreads to again move wider, only to tighten once more in the third quarter.

The bond market’s technical backdrop has remained strong and continues to drive credit spreads tighter than warranted by fundamentals, in our view. With historically unprecedented intervention from the Bank of Japan, the European Central Bank and the Federal Reserve, there has been a dearth of yield in the global bond market. At the end of the second quarter there were $10 trillion in global bonds trading at negative yields.1

The notable news from the most recent Fed meeting was that three Fed officials dissented from the unchanged rate policy. There has been growing consensus that the Fed will increase interest rates 0.25% at its meeting in December. At the end of the period, the market forecast favored a 60% probability of a rate hike before year end.2

The Fund

The Brandes Core Plus Fixed Income Fund (Class I Shares) gained 5.43% in the 12 months ended September 30, 2016, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.19%.

The largest positive contributors were holdings in the energy sector and the metals & mining industry. The most significant individual positive contributor was our holding in Chesapeake Energy. The company continues to rationally and systematically explore all avenues to reduce its debt load to ensure long-term survival. The continued rise in energy prices, particularly natural gas, benefited Chesapeake bond prices. Additionally, energy holdings BP, Range Resources, and Occidental Petroleum, and pipeline company Kinder Morgan boosted returns.

[1]	Bloomberg: Black Swans and Game Theory: A Post-Brexit Guide to Bond Trading, July 5, 2016

[2]	Bloomberg: World Interest Rate Probability as of 9/30/16

Brandes Core Plus Fixed Income Fund

The Fund also benefited from three commodity-resource credits: Cloud Peak Energy, Royal Gold and Thompson Creek. The strongest contribution came from coal miner Cloud Peak Energy. The company performed strongly due to rising coal prices and efforts to reduce its overall debt exposure. Cloud Peak has some of the industry’s lowest-cost mines, as it operates in the lowest-cost mining regions in the United States. Additionally, the company, in our view, has the strongest balance sheet in the industry, which should enable it to survive the recent downturn in the coal market.

Our underweight position to U.S. agency mortgage-backed securities (MBS) contributed to positive relative performance in the first and second quarters but modestly detracted from performance in the third quarter. We believe a large supply/demand imbalance exists in the MBS sector, with continued heavy purchase activity from the Fed leading to credit spreads that remain close to decade tights.

The agency MBS market has faced a number of headwinds:

•	The sharp rally in interest rates has added fears of additional supply through refinancing activity. With yields hovering near historic lows it isn’t clear that there will be sufficient demand to absorb the anticipated supply increase.

•	Uncertainty injected into the market as a result of the Brexit vote. Uncertainty generally leads to additional volatility, and Agency MBS typically perform best in a low-volatility environment.

•	Yield spreads on MBS remain tight relative to historical levels.

Meanwhile, the Fund’s duration positioning, which was set toward the lower end of our duration-controlled band, detracted from relative performance as interest rates not only remained low, but fell further to multi-year lows as news of the Brexit vote drove a flight to quality bid.

During the period, we established a new position in Clearwire Communications (14.75% coupon rate, maturing December 2016 and rated B2/B), reflecting a continuation of our strategy favoring shorter maturities exhibiting what we consider solid, tangible asset coverage of outstanding bonds.

Additional purchases included Sprint Communications (9.00% coupon rate, maturing November 2018 and rated B1/BB), Toll Brothers Corp (4.875% coupon rate, maturing November 2025 and rated Ba1/BB+), PulteGroup Inc. (5.50% coupon rate, maturing March 2026 and rated Ba1/BB+), Telefonica (6.221% coupon rate, maturing July 2017 and rated Baa2/BBB), Sappi Papier (7.75% coupon rate, maturing July 2017 and rated Ba2/BB-), Wells Fargo Corp (1.40% coupon rate, maturing September 2017 and rated A2/A), and Anadarko Petroleum (6.375% coupon rate, maturing September 2017 and rated Ba1/BBB). We also purchased a fixed-to-floating rate coupon security from Wells Fargo that has a March 2018 call date.

Brandes Core Plus Fixed Income Fund

The Fund divested its positions in Dayton Power and Light, Marks & Spencer and Valeant Pharmaceuticals.

We have owned Marks & Spencer since October 2010. With Brexit pushing the value of the pound lower versus other currencies, we became concerned that the company may be an attractive target to a foreign buyer, particularly since Marks & Spencer owns a good deal of real estate, which could possibly lead to an increase in leverage. Since credit spreads were largely unchanged in the Brexit aftermath, we took the opportunity to exit our position given our view that the risk parameters around the credit had changed.

Our Valeant bond was a strong performer, as the company’s new management team has made debt reduction a priority going forward.

Outlook

As we move into the final months of 2016, the Brandes Core Plus Fixed Income Fund remains defensively positioned, with an underweight to MBS. Within corporate bonds, we have been favoring shorter maturities and companies that we believe have solid, tangible asset bases. Our high-yield exposure is close to 15-year lows. The strategies are biased for higher interest rates with duration near the lower end of our duration-controlled band.

We believe many investors have become too complacent about risk, stretching their risk boundaries in search of higher yields. Amid this complacency, many may be underestimating the potential of higher interest rates. As mentioned earlier, the market is currently pricing in a 60% chance of a rate hike before year end, and a less than 10% chance of a 1% fed funds rate by the end of 2017.3 In comparison, the Fed’s Summary of Economic Projections’ median forecast for year-end fed funds rate is 1.1%.4 These projections point to a disconnect between the Fed and the market, which may lead to an uptick in market volatility.

Looking ahead, we believe a careful path remains the most prudent approach to protecting capital and pursuing value for the Fund. We remain convinced that the Fund is well positioned and we would welcome an uptick in market volatility. We are ready to redeploy ample capital — primarily in the form of U.S. Treasury securities — to pursue potential mispricing if company fundamentals disengage from their market prices.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Fixed-Income Investment Committee

Brandes Investment Trust

[3]	Bloomberg: World Interest Rate Probability as of 9/30/2016

[4]	Federal Reserve: Summary of Economic Projections, 9/21/2016

Brandes Core Plus Fixed Income Fund

Past performance is not a guarantee of future results. One cannot invest directly in an index.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than investment grade securities. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Brandes Core Plus Fixed Income Fund

Asset Coverage:  A company’s ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com

Credit Spread:  The difference between the yield from a Treasury security and the yield from a debt security of the same maturity.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Risk Off:  An investment environment in which price behavior responds to, and is driven by, changes in investor risk tolerance. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. Source: Investopedia.com

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s or Moody’s. The service evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, Inc.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from its inception (December 28, 2007) to September 30, 2016 with the value of such an investment in the Barclays Capital U.S. Aggregate Index for the same period.

Value of $100,000 Investment vs Barclays Capital U.S. Aggregate Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016
	One Year	Three Years	Five Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	5.32%	3.53%	4.10%	4.11%
Class A* (with maximum sales charge)	1.33%	2.21%	3.31%	3.66%
Class E*	5.30%	3.67%	4.27%	4.22%
Class I	5.43%	3.84%	4.45%	4.41%
Barclays Capital U.S. Aggregate Index	5.19%	4.03%	3.08%	4.57%

(1)	The inception date is December 28, 2007.

*	Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to May 28, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Brandes Core Plus Fixed Income Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Asset Allocation as a Percentage of Total Investments as of

September 30, 2016 (Unaudited)

Brandes Credit Focus Yield Fund

Dear Fellow Investor,

The U.S. fixed-income market recorded solid gains in the 12 months ended September 30, 2016 following an eventful period characterized by continued low U.S. interest rates and the commitment from many central banks worldwide to uphold easy monetary policies.

After a relatively long stretch of benign market volatility, credit spreads moved wider in late 2015. This trend accelerated in early 2016 due to worries about plunging commodity prices and growing concerns of a U.S. recession. The early year risk-off sentiment permeated the fixed-income markets and propelled investors to seek safety in U.S. Treasury securities, sending interest rates toward multi-year lows.

In the subsequent months, however, a reversal in sentiment and rising energy prices caused a swift tightening of yield spreads. The largely unexpected vote by the United Kingdom to leave the European Union (Brexit) and its resulting uncertainty caused yield spreads to again move wider, only to tighten once more in the third quarter.

The bond market’s technical backdrop has remained strong and continues to drive credit spreads tighter than warranted by fundamentals, in our view. With historically unprecedented intervention from the Bank of Japan, the European Central Bank and the Federal Reserve, there has been a dearth of yield in the global bond market. At the end of the second quarter there were $10 trillion in global bonds trading at negative yields.1

The notable news from the most recent Fed meeting was that three Fed officials dissented from the unchanged rate policy. There has been growing consensus that the Fed will increase interest rates 0.25% at its meeting in December. At the end of the period, the market forecast favored a 60% probability of a rate hike before year end.2

The Fund

The Brandes Credit Focus Yield Fund (Class I Shares) gained 6.49% during the 12 months ended September 30, 2016, while its benchmark, the Bloomberg Barclays U.S. Intermediate Credit Bond Index, returned 5.21%.

The largest positive contributors were holdings in the energy sector and the metals & mining industry. The most significant individual positive contributor was our holding in Chesapeake Energy. The company continues to rationally and systematically explore all avenues to reduce its debt load to ensure long-term survival. The continued rise in energy prices, particularly natural gas, benefited

[1]	Bloomberg: Black Swans and Game Theory: A Post-Brexit Guide to Bond Trading, July 5, 2016

[2]	Bloomberg: World Interest Rate Probability as of 9/30/16

Brandes Credit Focus Yield Fund

Chesapeake bond prices. Additionally, energy holdings BP, Range Resources, and Occidental Petroleum, and pipeline company Kinder Morgan boosted returns.

The Fund also benefited from three commodity-resource credits: Cloud Peak Energy, Royal Gold and Thompson Creek. The strongest contribution came from coal miner Cloud Peak Energy. The company performed strongly due to rising coal prices and efforts to reduce its overall debt exposure. Cloud Peak has some of the industry’s lowest-cost mines, as it operates in the lowest-cost mining regions in the United States. Additionally, the company, in our view, has the strongest balance sheet in the industry, which should enable it to survive the recent downturn in the coal market.

Meanwhile, the Fund’s duration positioning, which was set toward the lower end of our duration-controlled band, detracted from relative performance as interest rates not only remained low, but fell further to multi-year lows as news of the Brexit vote drove a flight to quality bid.

During the period, we established a new position in Clearwire Communications (14.75% coupon rate, maturing December 2016 and rated B2/B), reflecting a continuation of our strategy favoring shorter maturities exhibiting what we consider solid, tangible asset coverage of outstanding bonds.

Additional purchases included Sprint Communications (9.00% coupon rate, maturing November 2018 and rated B1/BB), Toll Brothers Corp (4.875% coupon rate, maturing November 2025 and rated Ba1/BB+), PulteGroup Inc. (5.50% coupon rate, maturing March 2026 and rated Ba1/BB+), Telefonica (6.221% coupon rate, maturing July 2017 and rated Baa2/BBB), Sappi Papier (7.75% coupon rate, maturing July 2017 and rated Ba2/BB-), Wells Fargo Corp (1.40% coupon rate, maturing September 2017 and rated A2/A), and Anadarko Petroleum (6.375% coupon rate, maturing September 2017 and rated Ba1/BBB). We also purchased a fixed-to-floating rate coupon security from Wells Fargo that has a March 2018 call date.

The Fund divested its holdings in Dayton Power and Light and Valeant Pharmaceuticals as they reached our estimates of fair value.

Outlook

As we move into the final months of 2016, the Brandes Credit Focus Yield Fund remains defensively positioned. Within corporate bonds, we have been favoring shorter maturities and companies that we believe have solid, tangible asset bases. Our high-yield exposure is close to 15-year lows. The Fund is biased for higher interest rates with duration near the lower end of our duration-controlled band.

We believe many investors have become too complacent about risk, stretching their risk boundaries in search of higher yields. Amid this complacency, many may be underestimating the potential of higher interest rates. As mentioned earlier, the market is currently pricing in a 60% chance of a rate hike before year end, and a

Brandes Credit Focus Yield Fund

less than 10% chance of a 1% fed funds rate by the end of 2017.3 In comparison, the Fed’s Summary of Economic Projections median forecast for year-end fed funds rate is 1.1%.4 These projections point to a disconnect between the Fed and the market, which may lead to an uptick in market volatility.

Looking ahead, we believe a careful path remains the most prudent approach to protecting capital and pursuing value for the Fund. We remain convinced that the Fund is well positioned and we would welcome an uptick in market volatility. We are ready to redeploy ample capital — primarily in the form of U.S. Treasury securities — to pursue potential mispricing if company fundamentals disengage from their market prices.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Fixed-Income Investment Committee

Brandes Investment Trust

Past performance is not a guarantee of future results. One cannot invest directly in an index.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than investment grade securities. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

[3]	Bloomberg: World Interest Rate Probability as of 9/30/2016

[4]	Federal Reserve: Summary of Economic Projections, 9/21/2016

Brandes Credit Focus Yield Fund

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Asset Coverage:  A company’s ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com

Credit Spread:  The difference between the yield from a Treasury security and the yield from a debt security of the same maturity.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Risk Off:  An investment environment in which price behavior responds to, and is driven by, changes in investor risk tolerance. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. Source: Investopedia.com

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s or Moody’s. The service evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Brandes Credit Focus Yield Fund

Must be preceded or accompanied by a prospectus.

The Bloomberg Barclays U.S. Intermediate Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade U.S. corporate securities that have remaining maturities of greater than one year and less than ten years. This index is a total return index which reflects the price changes and interest of each bond in the index.

The Brandes Credit Focus Yield Fund is distributed by ALPS Distributors, Inc.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Credit Focus Yield Fund – Class I from September 30, 2006 to September 30, 2016 with the value of such an investment in the Barclays Capital U.S. Intermediate Credit Index for the same period.

Value of $100,000 Investment vs Barclays Capital U.S. Intermediate Credit Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Credit Focus Yield Fund
Class A*	6.33%	4.08%	4.02%	5.59%
Class A* (with maximum sales charge)	2.34%	3.28%	3.62%	5.34%
Class I	6.49%	4.37%	4.30%	5.86%
Barclays Capital U.S. Intermediate Credit Index	5.21%	3.92%	5.08%	5.71%

(1)	The inception date is June 29, 2000.

*	Performance shown prior to March 1, 2012 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.

**	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Credit Focus Yield Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Asset Allocation as a Percentage of Total Investments as of

September 30, 2016 (Unaudited)

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,045.50	1.18%	$6.03
Global Equity Fund	$1,000.00	$1,052.40	1.25%	$6.41
Global Equity Income Fund	$1,000.00	$1,077.00	1.25%	$6.49
Global Opportunities Value Fund	$1,000.00	$1,061.20	1.40%	$7.21
Emerging Markets Value Fund	$1,000.00	$1,108.20	1.37%	$7.22
International Small Cap Fund	$1,000.00	$1,026.10	1.32%	$6.69
Core Plus Fixed Income Fund	$1,000.00	$1,041.40	0.70%	$3.57
Credit Focus Yield Fund	$1,000.00	$1,060.40	0.85%	$4.38

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,041.90	1.93%	$9.85
Global Equity Fund	$1,000.00	$1,048.20	2.00%	$10.24
Global Equity Income Fund	$1,000.00	$1,070.30	2.00%	$10.35
Global Opportunities Value Fund	$1,000.00	$1,057.20	2.15%	$11.06
Emerging Markets Value Fund	$1,000.00	$1,104.20	2.12%	$11.15
International Small Cap Fund	$1,000.00	$1,021.60	2.06%	$10.41

Brandes Investment Trust

	Class E
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,045.50	1.18%	$6.03
Global Equity Fund	$1,000.00	$1,052.00	1.25%	$6.41
Core Plus Fixed Income Fund	$1,000.00	$1,041.10	0.70%	$3.57

	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,046.50	1.00%	$5.12
Global Equity Fund	$1,000.00	$1,053.10	1.00%	$5.13
Global Equity Income Fund	$1,000.00	$1,074.40	1.00%	$5.19
Global Opportunities Value Fund	$1,000.00	$1,062.40	1.15%	$5.93
Emerging Markets Value Fund	$1,000.00	$1,108.80	1.12%	$5.90
International Small Cap Fund	$1,000.00	$1,027.30	1.11%	$5.63
Core Plus Fixed Income Fund	$1,000.00	$1,042.30	0.50%	$2.55
Credit Focus Yield Fund	$1,000.00	$1,061.80	0.60%	$3.09

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,048.00	0.82%	$4.20
Emerging Markets Value Fund	$1,000.00	$1,055.90	0.97%	$2.21
International Small Cap Fund	$1,000.00	$1,094.90	1.00%	$2.72

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.10	1.18%	$5.96
Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Global Equity Income Fund	$1,000.00	$1,018.75	1.25%	$6.31
Global Opportunities Value Fund	$1,000.00	$1,018.00	1.40%	$7.06
Emerging Markets Value Fund	$1,000.00	$1,018.15	1.37%	$6.91
International Small Cap Fund	$1,000.00	$1,018.40	1.32%	$6.66
Core Plus Fixed Income Fund	$1,000.00	$1,021.50	0.70%	$3.54
Credit Focus Yield Fund	$1,000.00	$1,020.75	0.85%	$4.29

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,015.35	1.93%	$9.72
Global Equity Fund	$1,000.00	$1,015.00	2.00%	$10.08
Global Equity Income Fund	$1,000.00	$1,015.00	2.00%	$10.08
Global Opportunities Value Fund	$1,000.00	$1,014.25	2.15%	$10.83
Emerging Markets Value Fund	$1,000.00	$1,014.40	2.12%	$10.68
International Small Cap Fund	$1,000.00	$1,014.70	2.06%	$10.38

	Class E
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.10	1.18%	$5.96
Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Core Plus Fixed Income Fund	$1,000.00	$1,021.50	0.70%	$3.54

	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.00	1.00%	$5.05
Global Equity Fund	$1,000.00	$1,020.00	1.00%	$5.05
Global Equity Income Fund	$1,000.00	$1,020.00	1.00%	$5.05
Global Opportunities Value Fund	$1,000.00	$1,019.25	1.15%	$5.81
Emerging Markets Value Fund	$1,000.00	$1,019.40	1.12%	$5.65
International Small Cap Fund	$1,000.00	$1,019.45	1.11%	$5.60
Core Plus Fixed Income Fund	$1,000.00	$1,022.50	0.50%	$2.53
Credit Focus Yield Fund	$1,000.00	$1,022.00	0.60%	$3.03

Brandes Investment Trust

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.90	0.82%	$4.14
Emerging Markets Value Fund	$1,000.00	$1,020.15	0.97%	$4.90
International Small Cap Fund	$1,000.00	$1,020.00	1.00%	$5.05

*	Expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The R6 share class of the Emerging Markets Value Fund commenced operations on July 11, 2016. Actual expenses for this share class are equal to the Fund’s expense ratio for the period multiplied by the average account value over the period, multiplied by 81/366. The R6 share class of the International Small Cap Fund commenced operations on June 27, 2016. Actual expenses for the share class are equal to the Fund’s expense ratio for the period multiplied by the average account value over the period, multiplied by 95/366.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016

Shares		Value
COMMON STOCKS – 88.69%
Austria – 1.55%
369,500	Erste Group Bank AG	$10,941,579

Brazil – 3.92%
589,430	Embraer SA Sponsored – ADR	10,173,562
2,580,800	Petroleo Brasileiro SA(a)	10,871,873
379,600	TIM Participacoes SA	927,946
460,334	TIM Participacoes SA Sponsored – ADR	5,634,488

		27,607,869

China – 1.22%
701,500	China Mobile Ltd.	8,617,485

Finland – 1.23%
1,489,213	Nokia OYJ	8,632,054

France – 14.58%
525,784	Carrefour SA	13,632,783
247,489	Compagnie De Saint-Gobain SA	10,708,908
1,213,357	Engie SA	18,812,848
920,440	Orange SA	14,421,115
113,339	Publicis Groupe SA	8,576,154
78,181	Renault SA	6,431,922
226,366	Sanofi	17,238,072
184,424	Schneider Electric SE	12,829,312

		102,651,114

Hong Kong – 1.22%
12,046,000	First Pacific Co. Ltd.	8,604,320

Ireland – 2.15%
205,402	CRH Plc	6,799,615
62,517	Willis Towers Watson Plc	8,300,382

		15,099,997

Italy – 4.61%
1,369,190	Eni SpA	19,730,533
15,940,524	Telecom Italia Rsp	10,821,180
2,281,374	Telecom Italia SpA(a)	1,895,607

		32,447,320

Japan – 17.28%
322,600	Canon, Inc.	9,365,845

Shares		Value
679,400	Dai Nippon Printing Co. Ltd.	$6,664,670
506,402	Daiichi Sankyo Co. Ltd.	12,168,039
521,400	Honda Motor Co. Ltd.	15,047,761
485,900	Mitsubishi Tanabe Pharma Corp.	10,407,215
2,139,300	Mitsubishi UFJ Financial Group, Inc.	10,837,879
376,699	MS&AD Insurance Group Holdings, Inc.	10,499,058
1,519,300	Nissan Motor Co. Ltd.	14,902,624
330,600	Sumitomo Mitsui Trust Holdings, Inc.	10,801,234
46,500	Taisho Pharmaceutical Holdings Co. Ltd.	4,765,883
337,600	Takeda Pharmaceutical Co. Ltd.	16,181,047

		121,641,255

Mexico – 1.86%
1,646,057	Cemex SAB de CV Sponsored – ADR(a)	13,069,693

Netherlands – 1.55%
2,865,407	AEGON NV	10,929,932

Russia – 3.34%
232,913	Oil Company LUKOIL PJSC	11,373,579
141,477	Oil Company LUKOIL PJSC Sponsored – ADR	6,894,174
2,433,900	Public Join-Stock Co. Gazprom	5,228,650

		23,496,403

South Korea – 5.65%
407,418	Hana Financial Group, Inc.	10,372,397
61,329	Hyundai Mobis Co. Ltd.	15,390,896
22,915	Hyundai Motor Co.	2,831,873
53,971	POSCO	11,186,510

		39,781,676

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

Shares		Value
Spain – 1.68%
870,239	Repsol SA	$11,821,595

Sweden – 1.53%
1,495,061	LM Ericsson Telefon AB – Class B	10,794,765

Switzerland – 5.50%
887,766	Credit Suisse Group AG	11,667,584
26,823	Swatch Group Ltd. Bearer	7,603,979
62,955	Swatch Group Ltd. Registered	3,505,288
43,542	Swiss Resources AG	3,932,645
879,005	UBS Group AG	12,007,612

		38,717,108

United Kingdom – 19.82%
4,886,503	Barclays Plc	10,593,987
3,177,802	BP Plc	18,522,473
3,425,049	G4S Plc	10,099,473
958,995	GlaxoSmithKline Plc	20,425,084
1,536,391	HSBC Holdings Plc	11,548,631
3,338,882	J Sainsbury Plc	10,634,490
1,973,757	Kingfisher Plc	9,630,032

Shares		Value
2,834,397	Marks & Spencer Group Plc	$12,159,843
6,657,420	Tesco Plc(a)	15,767,701
7,117,891	Wm Morrison Supermarkets Plc	20,098,318

		139,480,032

TOTAL COMMON STOCKS (Cost $698,902,434)		$624,334,197

PREFERRED STOCKS – 3.27%
Brazil – 2.03%
270,263	Petroleo Brasileiro Sponsored – ADR(a)	$2,245,885
626,500	Telefonica Brasil SA	9,121,589
200,724	Telefonica Brasil SA Sponsored – ADR	2,904,476

		14,271,950

Russia – 1.24%
18,953,240	Surgutneftegas OJSC	8,751,469

TOTAL PREFERRED STOCKS (Cost $23,175,053)		$23,023,419

	Principal Amount	Value
REPURCHASE AGREEMENTS – 5.98%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/16), due 10/03/16, 0.01% [Collateralized by $38,930,000 US Treasury Note, 3.500%, 05/15/20, (Market Value $42,920,325)] (proceeds $42,076,415)	$42,076,380	$42,076,380

TOTAL REPURCHASE AGREEMENTS (Cost $42,076,380)		$42,076,380

Total Investments (Cost $764,153,867) – 97.94%		$689,433,996
Other Assets in Excess of Liabilities – 2.06%		14,478,993

TOTAL NET ASSETS – 100.00%		$703,912,989

Percentages are stated as a percent of total net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2016 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.45%
Auto Components	2.19%
Automobiles	5.57%
Banks	9.25%
Building Products	1.52%
Capital Markets	3.36%
Commercial Services & Supplies	2.38%
Communications Equipment	2.76%
Construction Materials	2.82%
Diversified Financial Services	1.22%
Diversified Telecommunication Services	3.86%
Electrical Equipment	1.82%
Food & Staples Retailing	8.54%
Insurance	4.78%
Media	1.22%
Metals & Mining	1.59%
Multiline Retail	1.73%
Multi-Utilities	2.67%
Oil, Gas & Consumable Fuels	12.00%
Pharmaceuticals	11.53%
Specialty Retail	1.37%
Technology Hardware, Storage & Peripherals	1.33%
Textiles, Apparel & Luxury Goods	1.58%
Wireless Telecommunication Services	2.15%

TOTAL COMMON STOCKS	88.69%

PREFERRED STOCKS
Diversified Telecommunication Services	1.71%
Oil, Gas & Consumable Fuels	1.56%

TOTAL PREFERRED STOCKS	3.27%

REPURCHASE AGREEMENTS	5.98%

TOTAL INVESTMENTS	97.94%
Other Assets in Excess of Liabilities	2.06%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016

Shares		Value
COMMON STOCKS – 92.95%
Aerospace & Defense – 1.91%
238,420	Embraer SA	$1,032,226

Auto Components – 1.98%
4,253	Hyundai Mobis Co. Ltd.	1,067,317

Automobiles – 5.89%
30,700	Honda Motor Co. Ltd.	886,011
9,981	Hyundai Motor Co.	1,233,468
107,600	Nissan Motor Co. Ltd.	1,055,435

		3,174,914

Banks – 11.52%
58,097	Bank of America Corp.	909,218
251,809	Barclays Plc	545,924
30,872	Citigroup, Inc.	1,458,085
23,760	Erste Group Bank AG	703,578
87,902	HSBC Holdings Plc	660,735
9,560	PNC Financial Services Group, Inc.	861,260
24,275	Wells Fargo & Co.	1,074,897

		6,213,697

Beverages – 0.94%
4,668	PepsiCo, Inc.	507,738

Capital Markets – 8.17%
26,440	Bank of New York Mellon Corp.	1,054,427
70,806	Credit Suisse Group AG	930,577
19,363	State Street Corp.	1,348,246
78,609	UBS Group AG	1,073,835

		4,407,085

Communications Equipment – 3.05%
148,782	LM Ericsson Telefon AB – Class B	1,074,248
98,772	Nokia OYJ	572,521

		1,646,769

Diversified Financial Services – 1.09%
30,849	Leucadia National Corp.	587,365

Diversified Telecommunication Services – 1.06%
843,190	Telecom Italia Rsp	572,397

Electric Utilities – 0.93%
15,092	Exelon Corp.	502,413

Shares		Value
Electrical Equipment – 4.12%
15,937	Emerson Electric Co.	$868,726
19,489	Schneider Electric SE	1,355,737

		2,224,463

Electronic Equipment, Instruments & Components – 2.07%
47,263	Corning, Inc.	1,117,770

Food & Staples Retailing – 5.89%
21,139	Carrefour SA	548,102
263,953	J Sainsbury Plc	840,702
358,829	Tesco Plc(a)	849,865
332,380	Wm Morrison Supermarkets Plc	938,520

		3,177,189

Health Care Providers & Services – 1.99%
15,206	Express Scripts Holding Co.(a)	1,072,479

Hotels, Restaurants & Leisure – 1.63%
798,600	Genting Malaysia Bhd.	879,167

Insurance – 2.67%
15,211	American International Group, Inc.	902,621
5,976	Swiss Resources AG	539,743

		1,442,364

Multiline Retail – 1.49%
187,385	Marks & Spencer Group Plc	803,900

Multi-Utilities – 1.79%
30,884	Engie SA	478,850
20,100	Engie SA Registered Shares (Prime De Fidelite 2017)(a)(b)	311,371
11,100	Engie SA Registered Shares (Prime De Fidelite 2018)(a)(b)	171,951

		962,172

Oil, Gas & Consumable Fuels – 10.91%
11,099	Apache Corp.	708,893
261,134	BP Plc	1,522,073
57,508	Eni SpA	828,712
20,962	Oil Company LUKOIL PJSC Sponsored – ADR	1,021,478

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

Shares		Value
169,770	Public Joint-Stock Co. Gazprom	$364,710
44,860	Repsol SA	609,392
17,427	Total SA	828,843

		5,884,101

Pharmaceuticals – 12.26%
32,400	Daiichi Sankyo Co. Ltd.	778,521
85,105	GlaxoSmithKline Plc	1,812,602
21,071	Merck & Co., Inc.	1,315,041
33,554	Pfizer, Inc.	1,136,474
20,578	Sanofi	1,567,042

		6,609,680

Semiconductors & Semiconductor Equipment – 1.02%
10,134	Xilinx, Inc.	550,682

Software – 2.52%
23,575	Microsoft Corp.	1,357,920

Shares		Value
Technology Hardware, Storage & Peripherals – 4.19%
983	Samsung Electronics Co. Ltd.	$1,431,998
14,130	Western Digital Corp.	826,181

		2,258,179

Wireless Telecommunication Services – 3.86%
41,946	America Movil SAB de CV Sponsored – Class L – ADR	479,863
73,500	China Mobile Ltd.	902,901
57,130	TIM Participacoes SA Sponsored – ADR	699,271

		2,082,035

TOTAL COMMON STOCKS (Cost $49,616,393)		$50,134,022

	Principal Amount	Value
CORPORATE BONDS – 1.18%
Oil, Gas & Consumable Fuels – 1.18%
Chesapeake Energy Corp. 8.000%, 12/15/2022 (Acquired 02/24/16, Cost $250,756)(c)	$626,000	$634,607

TOTAL CORPORATE BONDS (Cost $250,756)		$634,607

REPURCHASE AGREEMENTS – 6.11%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/16), due 10/03/16, 0.01% [Collateralized by $3,050,000 US Treasury Note, 3.500%, 05/15/20, (Market Value $3,362,625)] (proceeds $3,293,413)	$3,293,411	$3,293,411

TOTAL REPURCHASE AGREEMENTS (Cost $3,293,411)		$3,293,411

Total Investments (Cost $53,160,560) – 100.24%		$54,062,040
Liabilities in Excess of Other Assets – (0.24)%		(127,664)

TOTAL NET ASSETS – 100.00%		$53,934,376

Percentages are stated as a percent of total net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

(b)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $483,322 or 0.90% of the Fund's net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the "Act") or was acquired in a private placement, and, unless registered under the Act, may only be sold to "qualified institutional buyers" (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $634,607 which represents 1.18% of the Fund's net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2016 (Unaudited)

COMMON STOCKS
Austria	1.30%
Brazil	3.21%
China	1.67%
Finland	1.06%
France	9.76%
Italy	2.60%
Japan	5.04%
Malaysia	1.63%
Mexico	0.89%
Russia	2.57%
South Korea	6.92%
Spain	1.13%
Sweden	1.99%
Switzerland	4.72%
United Kingdom	14.79%
United States	33.67%

TOTAL COMMON STOCKS	92.95%

CORPORATE BONDS
United States	1.18%

TOTAL CORPORATE BONDS	1.18%

REPURCHASE AGREEMENTS	6.11%

TOTAL INVESTMENTS	100.24%
Liabilities in Excess of Other Assets	(0.24)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2016

Shares		Value
COMMON STOCKS – 88.55%
Automobiles – 2.34%
700	Honda Motor Co. Ltd.	$20,202

Banks – 6.77%
377	BB&T Corp.	14,220
2,038	HSBC Holdings Plc	15,319
176	PNC Financial Services Group, Inc.	15,856
295	Wells Fargo & Co.	13,063

		58,458

Beverages – 2.64%
567	Diageo Plc	16,241
60	PepsiCo, Inc.	6,526

		22,767

Capital Markets – 3.98%
280	Bank of New York Mellon Corp.	11,166
1,695	UBS Group AG	23,155

		34,321

Communications Equipment – 3.35%
2,502	LM Ericsson Telefon AB – Class B	18,065
1,875	Nokia OYJ	10,868

		28,933

Diversified Telecommunication Services – 2.60%
1,890	Telefonica Brasil SA	22,433

Electric Utilities – 5.15%
3,600	Companhia Paranaense de Energia	23,323
87,742	Enersis Chile SA	8,099
392	Exelon Corp.	13,050

		44,472

Electrical Equipment – 6.00%
435	Emerson Electric Co.	23,712
403	Schneider Electric SE	28,034

		51,746

Food & Staples Retailing – 6.61%
3,955	J Sainsbury Plc	12,597
6,533	Tesco Plc (a)	15,473
190	Wal-Mart Stores, Inc.	13,703

Shares		Value
5,400	Wm Morrison Supermarkets Plc	$15,247

		57,020

Household Products – 1.20%
115	Procter & Gamble Co.	10,321

Insurance – 1.67%
160	Swiss Resources AG	14,451

Multiline Retail – 1.60%
3,220	Marks & Spencer Group Plc	13,814

Multi-Utilities – 2.42%
950	Engie SA	14,730
400	Engie SA Registered Shares (Prime De Fidelite 2018)(a)(b)	6,196

		20,926

Oil, Gas & Consumable Fuels – 12.02%
4,215	BP Plc	24,568
178	Chevron Corp.	18,320
1,585	Eni SpA	22,840
749	Royal Dutch Shell Plc – Class A	18,633
408	Total SA	19,405

		103,766

Pharmaceuticals – 15.76%
600	Daiichi Sankyo Co. Ltd.	14,417
1,437	GlaxoSmithKline Plc	30,606
180	Johnson & Johnson	21,263
345	Merck & Co., Inc.	21,532
645	Pfizer, Inc.	21,846
346	Sanofi	26,348

		136,012

Semiconductors & Semiconductor Equipment – 1.57%
249	Xilinx, Inc.	13,531

Software – 2.46%
368	Microsoft Corp.	21,197

Specialty Retail – 1.65%
2,922	Kingfisher Plc	14,257

Technology Hardware, Storage & Peripherals – 1.36%
200	Western Digital Corp.	11,694

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

Shares		Value
Textiles, Apparel & Luxury Goods – 4.84%
810	Burberry Group Plc	$14,454
221	Cie Financiere Richemont SA	13,478
81	LVMH Moet Hennessy Louis Vuitton SE	13,812

		41,744

Tobacco – 2.56%
196	British American Tobacco Plc	12,500
187	Imperial Tobacco Group Plc	9,625

		22,125

TOTAL COMMON STOCKS (Cost $754,787)		$764,190

PREFERRED STOCKS – 9.81%
Banks – 2.59%
924	Bank of America Corp., 4.000%	$22,352

Shares		Value
Capital Markets – 5.45%
1,031	Goldman Sachs Group, Inc., 3.750%	$23,321
979	Morgan Stanley, 4.000%	23,741

		47,062

Technology Hardware, Storage & Peripherals – 1.77%
13	Samsung Electronics Co. Ltd.	15,272

TOTAL PREFERRED STOCKS (Cost $69,253)		$84,686

Total Investments (Cost $824,040) – 98.36%		$848,876
Other Assets in Excess of Liabilities – 1.64%		14,142

TOTAL NET ASSETS – 100.00%		$863,018

Percentages are stated as a percent of total net assets.

(a)	Non-income producing security.
(b)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. This security represents $6,196 or 0.72% of the Fund's net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2016 (Unaudited)

COMMON STOCKS
Brazil	5.30%
Chile	0.94%
Finland	1.26%
France	12.58%
Italy	2.65%
Japan	4.01%
Sweden	2.09%
Switzerland	5.92%
United Kingdom	24.72%
United States	29.08%

TOTAL COMMON STOCKS	88.55%

PREFERRED STOCKS
South Korea	1.77%
United States	8.04%

TOTAL PREFERRED STOCKS	9.81%

TOTAL INVESTMENTS	98.36%
Other Assets in Excess of Liabilities	1.64%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. The accompanying notes are an integral part of these Schedule of Investments. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2016

Shares		Value
COMMON STOCKS – 81.02%
Aerospace & Defense – 2.48%
8,183	Embraer SA Sponsored – ADR	$141,239

Auto Components – 2.72%
384	Hyundai Mobis Co. Ltd.	96,367
3,600	Tachi-S Co. Ltd.	58,457

		154,824

Automobiles – 2.86%
2,900	Honda Motor Co. Ltd.	83,695
8,100	Nissan Motor Co. Ltd.	79,452

		163,147

Banks – 8.53%
5,639	Bank of America Corp.	88,250
26,904	Barclays Plc	58,328
2,418	Citigroup, Inc.	114,202
3,665	Erste Group Bank AG	108,528
1,667	KB Financial Group, Inc.	57,336
25,636	Sberbank of Russia OJSC	59,335

		485,979

Capital Markets – 4.79%
7,082	Credit Suisse Group AG	93,076
1,339	State Street Corp.	93,235
6,359	UBS Group AG	86,867

		273,178

Commercial Services & Supplies – 1.60%
11,206	De La Rue Plc	86,421
1,912	Mitie Group Plc	4,757

		91,178

Communications Equipment – 1.01%
7,992	LM Ericsson Telefon AB – Class B	57,705

Construction & Engineering – 0.78%
5,000	Sanki Engineering Co. Ltd.	44,658

Construction Materials – 1.24%
8,895	Cemex SAB de CV Sponsored – ADR(a)	70,626

Diversified Financial Services – 3.35%
109,340	First Pacific Co. Ltd.	78,100
17,180	Haci Omer Sabanci Holding AS	53,150

Shares		Value
3,132	Leucadia National Corp.	$59,633

		190,883

Diversified Telecommunication Services – 4.51%
72,550	APT Satellite Holdings Ltd.	50,389
25,652	Magyar Telekom Telecommunications Plc	42,101
85,312	Telecom Italia Rsp	57,914
9,000	Telefonica Brasil SA	106,821

		257,225

Electric Utilities – 2.45%
10,400	Companhia Paranaense de Energia	67,380
2,909	Reliance Infrastructure Ltd. – GDR	72,255

		139,635

Electrical Equipment – 2.55%
3,300	Futaba Corp.	53,858
1,316	Schneider Electric SE	91,546

		145,404

Food & Staples Retailing – 6.87%
2,184	Carrefour SA	56,628
34,912	J Sainsbury Plc	111,196
37,648	Tesco Plc(a)	89,167
47,632	Wm Morrison Supermarkets Plc	134,495

		391,486

Food Products – 1.76%
36,800	Marfrig Global Foods SA(a)	58,954
664	Savencia SA	41,324

		100,278

Health Care Equipment & Supplies – 0.78%
6,206	Syneron Medical Ltd.(a)	44,435

Household Durables – 2.41%
237,603	Consorcio ARA SAB de CV	82,960
2,108	MDC Holdings, Inc.	54,386

		137,346

Insurance – 0.83%
357	Willis Towers Watson Plc	47,399

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

Shares		Value
Machinery – 2.49%
6,072	Briggs & Stratton Corp.	$113,243
2,641	China Yuchai International Ltd.	28,655

		141,898

Metals & Mining – 1.23%
338	POSCO	70,057

Multiline Retail – 2.45%
67,330	Debenhams Plc	48,635
21,181	Marks & Spencer Group Plc	90,869

		139,504

Multi-Utilities – 1.52%
1,198	Engie SA	18,575
4,400	Engie SA Registered Shares (Prime De Fidelite 2018)(a)(b)	68,160

		86,735

Oil, Gas & Consumable Fuels – 7.58%
14,645	BP Plc	85,361
5,318	Chesapeake Energy Corp.(a)	33,344
6,068	Eni SpA	87,442
1,974	Oil Company LUKOIL PJSC Sponsored – ADR	96,193
13,340	Petroleo Brasileiro SA(a)	56,196
17,322	Public Joint-Stock Co. Gazprom Sponsored – ADR	73,272

		431,808

Pharmaceuticals – 3.30%
4,967	GlaxoSmithKline Plc	105,789
1,078	Sanofi	82,091

		187,880

Real Estate Investment Trusts – 1.96%
7,411	Grivalia Properties Real Estate Investment Co. SA	55,779
3,044	St Joe Co.(a)	55,949

		111,728

Real Estate Management & Development – 3.31%
22,390	Countrywide Plc	62,931

Shares		Value
14,966	LSL Property Services Plc	$41,415
69,020	Macquarie Mexico Real Estate Management SA de CV	84,505

		188,851

Semiconductors & Semiconductor Equipment – 1.01%
1,100	NuFlare Technology, Inc.	57,439

Technology Hardware, Storage & Peripherals – 2.31%
38	Samsung Electronics Co. Ltd.	55,357
1,309	Western Digital Corp.	76,537

		131,894

Textiles, Apparel & Luxury Goods – 0.77%
7,500	TSI Holdings Co. Ltd.	43,621

Wireless Telecommunication Services – 1.57%
95,261	Sistema JSFC	30,810
4,803	TIM Participacoes SA Sponsored – ADR	58,789

		89,599

TOTAL COMMON STOCKS (Cost $4,466,339)		$4,617,639

PREFERRED STOCKS – 6.16%
Automobiles – 1.93%
1,201	Hyundai Motor Co.	$109,827

Banks – 1.30%
28,608	Itausa – Investimentos Itau SA	73,716

Food & Staples Retailing – 1.18%
4,100	Companhia Brasileira de Distribuicao	67,397

Health Care Equipment & Supplies – 0.78%
622	Draegerwerk AG & Co. KGaA	44,624

Oil, Gas & Consumable Fuels – 0.97%
119,841	Surgutneftegas OJSC	55,335

TOTAL PREFERRED STOCKS (Cost $310,940)		$350,899

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
CORPORATE BONDS – 2.38%
Oil, Gas & Consumable Fuels – 2.38%
Chesapeake Energy Corp.
6.625%, 8/15/2020	$86,000	$80,947
8.000%, 12/15/2022 (Acquired 02/08/16, Cost $22,942)(c)	54,000	54,743

TOTAL CORPORATE BONDS (Cost $64,632)		$135,690

REPURCHASE AGREEMENTS – 10.71%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/16), due 10/03/16, 0.01% [Collateralized by $565,000 US Treasury Note, 3.500%, 05/15/20, (Market Value $622,913)] (proceeds $610,170)	$610,170	$610,170

TOTAL REPURCHASE AGREEMENTS (Cost $610,170)		$610,170

Total Investments (Cost $5,452,081) – 100.27%		$5,714,398
Liabilities in Excess of Other Assets – (0.27)%		(15,202)

TOTAL NET ASSETS – 100.00%		$5,699,196

Percentages are stated as a percent of total net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. This security represents $68,160 or 1.20% of the Fund's net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the "Act") or was acquired in a private placement, and, unless registered under the Act, may only be sold to "qualified institutional buyers" (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $54,743 which represents 0.96% of the Fund's net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2016 (Unaudited)

COMMON STOCKS
Austria	1.90%
Brazil	8.59%
China	1.38%
France	6.29%
Greece	0.98%
Hong Kong	1.37%
Hungary	0.74%
India	1.27%
Ireland	0.83%
Israel	0.78%
Italy	2.55%
Japan	7.39%
Mexico	4.18%
Russia	4.56%
South Korea	4.90%
Sweden	1.01%
Switzerland	3.16%
Turkey	0.93%
United Kingdom	16.13%
United States	12.08%

TOTAL COMMON STOCKS	81.02%

PREFERRED STOCKS
Brazil	2.48%
Germany	0.78%
Russia	0.97%
South Korea	1.93%

TOTAL PREFERRED STOCKS	6.16%

CORPORATE BONDS
United States	2.38%

TOTAL CORPORATE BONDS	2.38%

REPURCHASE AGREEMENTS	10.71%

TOTAL INVESTMENTS	100.27%
Liabilities in Excess of Other Assets	(0.27)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. The accompanying notes are an integral part of these Schedule of Investments. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2016

Shares		Value
COMMON STOCKS – 84.98%
Argentina – 1.53%
585,363	Adecoagro SA(a)	$6,678,992
2,080,257	Arcos Dorados Holdings, Inc. – Class A(a)	10,962,954

		17,641,946

Austria – 2.64%
1,030,473	Erste Group Bank AG	30,514,215

Brazil – 10.30%
2,097,450	Banco do Brasil SA	14,807,882
768,910	Companhia Paranaense de Energia	4,981,607
1,703,374	Embraer SA Sponsored – ADR	29,400,235
3,637,200	Estacio Participacoes SA	20,019,336
4,000,100	Kroton Educacional SA	18,326,796
11,310,611	Marfrig Global Foods SA(a)	18,119,792
1,105,206	TIM Participacoes SA Sponsored – ADR	13,527,721
14,155	Viver Incorporadora e Construtora SA(a)	12,187

		119,195,556

Chile – 3.45%
1,792,503	Empresa Nacional de Telecomunicaciones SA(a)	17,529,391
51,051,761	Enersis Chile SA	4,712,172
3,724,374	Enersis Chile SA Sponsored – ADR	17,690,776

		39,932,339

China – 7.04%
167,238,000	Bosideng International Holdings Ltd.	15,174,945
2,373,900	China Mobile Ltd.	29,161,864
159,770	China Yuchai International Ltd.	1,733,505
21,295,000	Dongfeng Motor Group Co. Ltd. – Class H	21,474,905

Shares		Value
11,918,377	Weiqiao Textile Co. – Class H	$8,534,628
13,468,000	Yingde Gases Group Co. Ltd.	5,356,077

		81,435,924

Colombia – 1.57%
2,052,876	Grupo Aval Acciones y Valores Grupo Sponsored – ADR	18,126,895

Czech Republic – 0.78%
934,049	O2 Czech Republic AS	9,075,072

Greece – 1.52%
1,997,927	Hellenic Telecommunications Organization SA	17,533,531

Hong Kong – 6.91%
24,175,400	Chow Tai Fook Jewellery Group Ltd.	17,629,391
26,015,899	First Pacific Co. Ltd.	18,582,860
15,085,500	Lifestyle China Group Ltd.(a)	4,570,539
15,085,500	Lifestyle International Holdings Ltd.	20,737,634
7,475,000	Luk Fook Holdings International Ltd.	18,355,982

		79,876,406

India – 1.37%
1,910,604	Reliance Infrastructure Ltd.	15,862,424

Indonesia – 1.13%
63,178,425	PT XL Axiata Tbk(a)	13,098,576

Luxembourg – 1.14%
669,877	Ternium SA Sponsored – ADR	13,149,686

Malaysia – 0.92%
9,658,500	Genting Malaysia Bhd.	10,632,903

Mexico – 6.45%
3,994,684	Cemex SAB de CV Sponsored – ADR(a)	31,717,791

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

Shares		Value
14,598,119	Fideicomiso PLA Administradora Industrial S de RL de CV	$24,167,388
15,231,262	Macquarie Mexico Real Estate Management SA de CV	18,648,521
13,688	Urbi Desarrollos Urbanos SA de CV(a)(b)(d)	9,946

		74,543,646

Pakistan – 1.20%
10,247,760	Nishat Mills Ltd.	13,840,745

Panama – 4.01%
395,989	Banco Latinoamericano de Comercio Exterior SA – Class E	11,158,970
401,031	Copa Holdings SA – Class A	35,262,656

		46,421,626

Russia – 8.34%
6,137,841	Mobile TeleSystems PJSC	22,236,779
174,783	Mobile TeleSystems PJSC Sponsored – ADR	1,333,594
609,372	Oil Company LUKOIL PJSC Sponsored – ADR	29,694,698
829,519	Public Joint-Stock Co. Gazprom	1,782,022
3,765,133	Public Joint-Stock Co. Gazprom Sponsored – ADR	15,926,513
2,699,294	Sberbank of Russia OJSC Sponsored – ADR	25,427,349

		96,400,955

South Korea – 11.83%
677,649	Hana Financial Group, Inc.	17,252,169
121,635	Hyundai Mobis Co. Ltd.	30,525,064
502,470	KB Financial Group, Inc.	17,282,434

Shares		Value
407,443	KIA Motors Corp.	$15,654,721
75,235	POSCO	15,593,875
17,438	Samsung Electronics Co. Ltd.	25,403,023
412,290	Shinhan Financial Group Co. Ltd.	15,099,979

		136,811,265

Thailand – 3.38%
2,513,300	Bangkok Bank Plc – NVDR	11,831,614
43,883,700	Jasmine Broadband Internet Infrastructure	14,817,873
2,281,300	Kasikornbank Plc – NVDR	12,386,862

		39,036,349

Turkey – 6.74%
4,340,472	Akbank TAS	11,627,829
25,639,389	Emlak Konut Gayrimenkul Yatirim Ortakligi AG	25,989,284
2,241,025	TAV Havalimanlari Holding AS	9,237,363
4,720,950	Turkiye Garanti Bankasi Anonim Sirketi	12,509,654
12,137,591	Turkiye Vakiflar Bankasi Turk Anonim Ortakligi	18,567,578

		77,931,708

United Kingdom – 2.73%
2,875,926	Globaltrans Investment Plc Sponsored RegS – GDR	13,516,852
5,541,410	ITE Group Plc	11,604,209
795,036	Standard Chartered Plc(a)	6,469,775

		31,590,836

TOTAL COMMON STOCKS (Cost $1,089,242,192)		$982,652,603

PREFERRED STOCKS – 11.93%
Brazil – 8.22%
1,474,389	Banco Bradesco SA	13,573,546

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

Shares		Value
1,679,500	Companhia Brasileira de Distribuicao	$27,608,219
709,810	Companhia Brasileira de Distribuicao Sponsored – Class A – ADR	11,633,786
614,550	Companhia Paranaense de Energia – COPEL B	6,394,653
821,025	Companhia Paranaense de Energia Sponsored – Class B – ADR	8,514,030
1,573,146	Petroleo Brasileiro Sponsored – ADR(a)	13,072,843
987,576	Telefonica Brasil SA Sponsored – ADR	14,290,225

		95,087,302

Shares		Value
Colombia – 0.14%
3,573,799	Grupo Aval Acciones y Valores SA	$1,561,720

Russia – 1.37%
11,019,015	Surgutneftegas OJSC	5,087,920
2,304,816	Surgutneftegas OJSC Sponsored – ADR	10,786,539

		15,874,459

South Korea – 2.20%
277,826	Hyundai Motor Co.	25,406,176

TOTAL PREFERRED STOCKS (Cost $157,504,738)		$137,929,657

	Contracts	Value
RIGHTS – 0.61%
Mexico – 0.61%
Urbi Desarrollos Urbanos SA de CV – Certificates(a)(b)(d)	2,297,682	$1,669,544
Urbi Desarrollos Urbanos SA de CV – Certificates (Acquired 05/23/16 through 06/24/16, Cost $5,596,564)(a)(b)(c)(d)	7,442,812	5,408,104

TOTAL RIGHTS (Cost $6,917,254)		$7,077,648

	Principal Amount	Value
CORPORATE BONDS – 0.01%
Brazil – 0.01%
Viver Incorporadora e Construtora SA, CETIP Interbank Rate + 2.000%, 08/06/2016 (Acquired 09/30/13, Cost $1,488,955)(a)(b)(c)(d)(e)	BRL 3,299,971	$114,053

TOTAL CORPORATE BONDS (Cost $1,488,955)		$114,053

REPURCHASE AGREEMENTS – 2.24%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/16), due 10/03/16, 0.01% [Collateralized by $24,015,000 US Treasury Note, 3.500%, 05/15/20, (Market Value $26,476,538)] (proceeds $25,954,262)	$25,954,240	25,954,240

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
TOTAL REPURCHASE AGREEMENTS (Cost $25,954,240)		$25,954,240

Total Investments (Cost $1,281,107,379) – 99.77%		$1,153,728,201
Other Assets in Excess of Liabilities – 0.23%		2,629,833

TOTAL NET ASSETS – 100.00%		$1,156,358,034

Percentages are stated as a percent of total net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

NVDR Non-Voting Depository Receipt

BRL Brazilian Real

(a)	Non-income producing security.
(b)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $7,201,647 or 0.62% of the Fund's net assets and, with the exception of Viver Incorporadora e Construtora SA, CETIP Interbank Rate + 2.000%, 08/06/2016 ("Viver Corporate Bond"), are classified as Level 3 securities. Viver Corporate Bond is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the "Act") or were acquired in a private placement, and, unless registered under the Act, may only be sold to "qualified institutional buyers" (as defined in the Act) or pursuant to another exemption from registration. The market value of these securities total $5,522,157 which represents 0.48% of the Fund's net assets.
(d)	These securities have limited liquidity and represent $7,201,647 or 0.62% of the Fund's net assets and, with the exception of Viver Corporate Bond, are classified as Level 3 securities. Viver Corporate Bond is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.
(e)	In default.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2016 (Unaudited)

COMMON STOCKS
Aerospace & Defense	2.54%
Airlines	3.05%
Auto Components	2.64%
Automobiles	3.21%
Banks	19.29%
Chemicals	0.46%
Construction Materials	2.74%
Diversified Consumer Services	3.32%
Diversified Financial Services	1.61%
Diversified Telecommunication Services	2.30%
Electric Utilities	3.74%
Food Products	2.14%
Hotels, Restaurants & Leisure	1.87%
Machinery	0.15%
Media	1.00%
Metals & Mining	2.49%
Multiline Retail	2.19%
Oil, Gas & Consumable Fuels	4.10%
Real Estate Investment Trusts	7.23%
Road & Rail	1.17%
Specialty Retail	3.11%
Technology Hardware, Storage & Peripherals	2.20%
Textiles, Apparel & Luxury Goods	3.25%
Transportation Infrastructure	0.80%
Wireless Telecommunication Services	8.38%

TOTAL COMMON STOCKS	84.98%

PREFERRED STOCKS
Automobiles	2.20%
Banks	1.31%
Diversified Telecommunication Services	1.24%
Electric Utilities	1.29%
Food & Staples Retailing	3.39%
Oil, Gas & Consumable Fuels	2.50%

TOTAL PREFERRED STOCKS	11.93%

RIGHTS
Household Durables	0.61%

TOTAL RIGHTS	0.61%

CORPORATE BONDS
Household Durables	0.01%

TOTAL CORPORATE BONDS	0.01%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2016 (Unaudited) (continued)

REPURCHASE AGREEMENTS	2.24%

TOTAL INVESTMENTS	99.77%
Other Assets in Excess of Liabilities	0.23%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. The accompanying notes are an integral part of these Schedule of Investments. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016

Shares		Value
COMMON STOCKS – 81.99%
Belgium – 2.00%
587,066	D'Ieteren SA	$27,379,170

Brazil – 4.39%
1,468,720	Companhia Paranaense de Energia	9,515,530
8,237,200	Embraer SA	35,662,493
9,302,024	Marfrig Global Foods SA(a)	14,902,001
6,467	Viver Incorporadora e Construtora SA(a)	5,568

		60,085,592

Canada – 5.45%
1,122,044	Dorel Industries, Inc. – Class B(a)	30,207,397
12,114	E-L Financial Corp. Ltd.(a)	6,463,508
1,478,813	Norbord, Inc.(g)	37,986,202

		74,657,107

China – 2.25%
14,961,750	APT Satellite Holdings Ltd.	10,391,509
47,744,500	Sinotrans Shipping Ltd.(a)	7,245,285
18,429,000	Weiqiao Textile Co. – Class H	13,196,819

		30,833,613

France – 0.87%
191,944	Savencia SA	11,945,425

Germany – 0.73%
156,726	Draegerwerk AG & Co. KGaA	10,027,141

Greece – 1.95%
2,080,177	Grivalia Properties Real Estate Investment Co. SA	15,656,417
1,005,596	GR Sarantis SA	11,070,491

		26,726,908

Shares		Value
Hong Kong – 0.96%
10,889,500	Dickson Concepts International Ltd.	$3,748,513
316,040,000	Emperor Watch & Jewellery Ltd.(a)	9,412,747

		13,161,260

Hungary – 1.84%
15,336,018	Magyar Telekom Telecommunications Plc	25,169,952

India – 3.40%
1,912,537	NIIT Technologies Ltd.	12,069,515
4,164,040	Reliance Infrastructure Ltd.	34,571,145

		46,640,660

Ireland – 2.67%
8,843,235	C&C Group Plc	36,656,823

Israel – 1.98%
7,952,280	Israel Discount Bank Ltd. – Class A(a)	14,639,295
1,748,885	Syneron Medical Ltd.(a)(e)	12,522,017

		27,161,312

Italy – 1.70%
1,012,844	Buzzi Unicem SpA	11,491,619
988,642	ITALCEMENTI Fabbriche Riunite Cemento SpA – Bergamo(a)	11,750,220

		23,241,839

Japan – 26.62%
213,800	Bank of Nagoya Ltd.	7,448,280
2,453,000	Denki Kogyo Co. Ltd.	12,350,699
635,600	Fuji Machine Manufacturing Co. Ltd.	7,353,626
1,663,500	Fuji Media Holdings, Inc.	22,598,988
1,632,700	Funai Electric Co. Ltd.	13,400,560

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

Shares		Value
916,600	Futaba Corp.	$14,959,406
4,449,600	Hachijuni Bank Ltd.	23,174,221
227,200	Hibiya Engineering Ltd.	3,737,745
2,718,000	Hitachi Koki Co. Ltd.	19,779,627
2,200,050	Hosiden Corp.	15,952,864
4,249,000	Hyakugo Bank Ltd.	15,385,304
1,000,800	Kato Sangyo Co. Ltd.	23,709,367
641,900	Kissei Pharmaceutical Co. Ltd.	17,163,067
1,761,700	Komori Corp.	22,235,580
419,000	Nippon Seiki Co. Ltd.	7,986,533
1,655,800	Noritsu Koki Co. Ltd.	11,468,753
311,700	NuFlare Technology, Inc.	16,276,041
1,653,700	Sanki Engineering Co. Ltd.	14,770,115
1,130,900	Sega Sammy Holdings, Inc.	16,132,230
1,911,100	Sintokogio Ltd.	17,618,262
1,272,700	Tachi-S Co. Ltd.	20,666,131
565,100	Torii Pharmaceutical Co. Ltd.	12,216,981
1,413,000	Toshiba Machine Co. Ltd.	4,852,765
1,806,300	TSI Holdings Co. Ltd.	10,505,719
283,700	Tsutsumi Jewelry Co. Ltd.	4,716,500
1,077,400	Wakita & Co. Ltd.	8,187,167

		364,646,531

Mexico – 1.57%
43,348,757	Consorcio ARA SAB de CV	15,135,372
2,517,107	Desarrolladora Homex SAB de CV(a)	251,844

Shares		Value
4,986,650	Macquarie Mexico Real Estate Management SA de CV	$6,105,446
6,089	Urbi Desarrollos Urbanos SA de CV(a)(b)(d)	4,425

		21,497,087

Philippines – 0.61%
5,541,060	First Philippine Holdings Corp.	8,323,873

Russia – 1.00%
42,262,804	Sistema JSFC	13,669,185

Spain – 2.56%
718,475	Hispania Activos Inmobiliarios SOCIMI SA	9,637,104
1,428,164	Lar Espana Real Estate SOCIMI SA	10,267,752
1,276,859	Merlin Properties SOCIMI SA	15,119,519

		35,024,375

South Korea – 2.56%
100,264	Binggrae Co. Ltd.	5,430,862
66,245	Lotte Confectionery Co. Ltd.	10,602,848
208,685	Samchully Co. Ltd.(e)	19,079,016

		35,112,726

United Kingdom – 16.88%
4,893,560	Balfour Beatty Plc	17,707,530
256,963	Clarkson Plc	6,979,032
9,110,030	Countrywide Plc	25,605,428
3,828,362	De La Rue Plc	29,524,515
30,014,393	Debenhams Plc	21,680,684
6,707,907	ITE Group Plc	14,046,958
8,970,858	J Sainsbury Plc	28,572,588
4,151,341	LSL Property Services Plc	11,487,859
1,078,526	Mitie Group Plc	2,683,238

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

Shares		Value
13,874,444	Premier Foods Plc(a)	$9,486,169
14,481,089	Spirent Communications Plc	15,391,037
17,015,273	Wm Morrison Supermarkets Plc	48,044,901

		231,209,939

TOTAL COMMON STOCKS (Cost $1,106,163,386)		$1,123,170,518

Shares		Value
PREFERRED STOCKS – 3.02%
Brazil – 1.42%
1,866,100	Companhia Paranaense de Energia – COPEL B	$19,417,562

Germany – 1.60%
306,161	Draegerwerk AG & Co. KGaA	21,964,760

TOTAL PREFERRED STOCKS (Cost $36,587,810)		$41,382,322

	Contracts	Value
RIGHTS – 0.67%
Mexico – 0.67%
Urbi Desarrollos Urbanos SA de CV – Certificates(a)(b)(d)	869,021	$631,449
Urbi Desarrollos Urbanos SA de CV – Certificates (Acquired 05/23/16 through 06/24/16, Cost $8,8,818,325)(a)(b)(c)(d)	11,839,244	8,602,643

TOTAL RIGHTS (Cost $9,317,831)		$9,234,092

	Principal Amount	Value
CORPORATE BONDS & NOTES – 0.30%
Brazil – 0.00%
Viver Incorporadora e Construtora SA, CETIP Interbank Rate + 2.000%, 08/06/2016 (Acquired 09/30/13, Cost $512,591)(a)(b)(c)(d)(f)	BRL 1,136,056	$39,264

Mexico – 0.30%
Desarrolladora Homex SA de CV Promissory Note 4.000%, 10/23/2022 (Acquired 10/23/15 through 06/06/16, Cost $4,261,018)(b)(c)(d)	$919,113	3,944,540
Urbi Desarrollos Urbanos SA de CV 8.500%, 04/26/2016(a)(d)(f)	8,014,000	80,140

		4,024,680

TOTAL CORPORATE BONDS & NOTES (Cost $6,778,530)		$4,063,944

REPURCHASE AGREEMENTS – 13.35%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/16), due 10/03/16, 0.01% [Collateralized by $169,190,000 US Treasury Note, 3.500%, 05/15/20, (Market Value $186,531,975)] (proceeds $182,869,802)	$182,869,650	$182,869,650

TOTAL REPURCHASE AGREEMENTS (Cost $182,869,650)		$182,869,650

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Total Investments (Cost $1,341,717,207) – 99.33%		$1,360,720,526
Other Assets in Excess of Liabilities – 0.67%		9,121,284

TOTAL NET ASSETS – 100.00%		$1,369,841,810

Percentages are stated as a percent of total net assets.

BRL Brazilian Real

(a)	Non-income producing security.
(b)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $13,222,321 or 0.97% of the Fund's net assets and, with the exceptions of Desarrolladora Homex SA de CV Promissory Note, 4.000%, 10/23/2022 ("Homex Promissory Note") and Viver Incorporadora e Construtora SA, CETIP Interbank Rate + 2.000%, 08/06/2016 ("Viver Corporate Bond"), are classified as Level 3 securities. Homex Promissory Note and Viver Corporate Bond are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the "Act") or were acquired in a private placement, and, unless registered under the Act, may only be sold to "qualified institutional buyers" (as defined in the Act) or pursuant to another exemption from registration. The market value of these securities total $12,586,447 which represents 0.92% of the Fund's net assets.
(d)	These securities have limited liquidity and represent $13,302,461 or 0.97% of the Fund's net assets and, with the exception of Homex Promissory Note, Viver Corporate Bond and Urbi Desarrollos Urbanos SA de CV, 8.500%, 04/26/2016 ("Urbi Corporate Bond"), are classified as Level 3 securities. Homex Promissory Note, Viver Corporate Bond and Urbi Corporate Bond are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.
(e)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.
(f)	In default.
(g)	All or a portion of this security is on loan. See Note 2 in the Notes to Schedule of Investments.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2016 (Unaudited)

COMMON STOCKS
Aerospace & Defense	2.60%
Auto Components	2.09%
Banks	4.43%
Beverages	2.68%
Commercial Services & Supplies	2.35%
Communications Equipment	2.03%
Construction & Engineering	2.64%
Construction Materials	1.70%
Distributors	2.00%
Diversified Telecommunication Services	2.60%
Electric Utilities	3.83%
Electrical Equipment	1.09%
Electronic Equipment, Instruments & Components	1.16%
Food & Staples Retailing	7.32%
Food Products	3.82%
Gas Utilities	1.39%
Health Care Equipment & Supplies	1.65%
Household Durables	4.31%
Insurance	0.47%
IT Services	0.88%
Leisure Products	1.18%
Machinery	5.24%
Marine	1.04%
Media	2.68%
Multiline Retail	1.58%
Paper & Forest Products	2.77%
Personal Products	0.81%
Pharmaceuticals	2.14%
Real Estate Investment Trusts	4.14%
Real Estate Management & Development	2.71%
Semiconductors & Semiconductor Equipment	1.19%
Specialty Retail	0.96%
Technology Hardware, Storage & Peripherals	0.84%
Textiles, Apparel & Luxury Goods	2.07%
Trading Companies & Distributors	0.60%
Wireless Telecommunication Services	1.00%

TOTAL COMMON STOCKS	81.99%

PREFERRED STOCKS
Electric Utilities	1.42%
Health Care Equipment & Supplies	1.60%

TOTAL PREFERRED STOCKS	3.02%

RIGHTS
Household Durables	0.67%

TOTAL RIGHTS	0.67%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2016 (Unaudited) (continued)

CORPORATE BONDS & NOTES
Household Durables	0.30%

TOTAL CORPORATE BONDS & NOTES	0.30%

REPURCHASE AGREEMENTS	13.35%

TOTAL INVESTMENTS	99.33%
Other Assets in Excess of Liabilities	0.67%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. The accompanying notes are an integral part of these Schedule of Investments. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2016

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 5.02%
Federal Home Loan Mortgage Corporation – 2.74%
Pool G1-8578, 3.000%, 12/1/2030	$2,342,373	$2,461,244
Pool G0-6018, 6.500%, 4/1/2039	41,293	48,419
Pool A9-3505, 4.500%, 8/1/2040	195,368	214,242

		2,723,905

Federal National Mortgage Association – 2.28%
Pool MA0918, 4.000%, 12/1/2041	432,283	465,744
Pool AS6201, 3.500%, 11/1/2045	1,613,663	1,702,802
Pool 934124, 5.500%, 7/1/2038	53,846	60,932
Pool 634757, 5.500%, 3/1/2017	318	320
Pool 254631, 5.000%, 2/1/2018	37,296	38,325

		2,268,123

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $4,892,022)		$4,992,028

OTHER MORTGAGE RELATED SECURITIES – 0.13%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities 2006-AR14 Trust Series 2006-AR14, 3.106%, 10/25/2036(c)	$2,330	$2,160

Near Prime Mortgage – 0.13%
Bear Stearns ALT-A Trust 2004-11 Series 2004-11, 1.205%, 11/25/2034(c)	131,936	128,479

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $124,390)		$130,639

US GOVERNMENTS – 59.13%
Sovereign – 59.13%
United States Treasury Bond 4.750%, 2/15/2037	$1,475,000	$2,140,709
United States Treasury Note 3.375%, 11/15/2019	7,465,000	8,025,457
2.000%, 11/15/2021	19,711,000	20,479,414
2.000%, 2/15/2023	14,390,000	14,948,735
2.375%, 8/15/2024	12,450,000	13,265,089

		56,718,695

TOTAL US GOVERNMENTS (Cost $57,445,520)		$58,859,404

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Shares	Value
PREFERRED STOCKS – 0.99%
Technology Hardware – 0.99%
Pitney Bowes International Holdings, Inc., 6.125% (Acquired 10/24/12 through 02/10/15, Cost $999,581)(a)(b)(c)	960	$989,100

TOTAL PREFERRED STOCKS (Cost $999,581)		$989,100

	Principal Amount	Value

ASSET BACKED SECURITIES – 1.89%
Equipment – 0.04%
Continental Airlines 2007-1 Class A Pass Through Trust Series 2007-1, 5.983%, 4/19/2022	$30,895	$34,834

Student Loan – 1.85%
SLM Private Credit Student Loan Trust 2004-B Series 2004-B, 1.280%, 9/15/2033	300,000	264,096
SLM Private Credit Student Loan Trust 2005-A Series 2005-A, 1.160%, 12/15/2038	400,000	356,233
SLM Private Credit Student Loan Trust 2006-A Series 2006-A, 1.140%, 6/15/2039	1,025,000	919,052
SLM Private Credit Student Loan Trust 2007-A Series 2007-A, 1.090%, 12/16/2041	350,000	304,558

		1,843,939

TOTAL ASSET BACKED SECURITIES (Cost $1,850,516)		$1,878,773

CORPORATE BONDS – 29.73%
Banks & Thrifts – 4.50%
Citigroup, Inc. 6.125%, 11/21/2017	$885,000	$930,489
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	259,325
Goldman Sachs Group, Inc. 7.500%, 2/15/2019	445,000	502,968
JPMorgan Chase & Co. 7.900%, Perpetual	2,085,000	2,142,337
USB Capital IX 3.500%, Perpetual	750,000	642,188

		4,477,307

Building Materials – 0.65%
USG Corp. 6.300%, 11/15/2016	645,000	647,902

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Commercial Services & Supplies – 1.75%
ADT Corp. 3.500%, 7/15/2022	$1,510,000	$1,453,375
S&P Global, Inc. 5.900%, 11/15/2017	280,000	292,238

		1,745,613

Diversified Financial Services – 1.95%
Voya Financial, Inc. 5.500%, 7/15/2022	335,000	379,676
Wells Fargo & Co. 1.400%, 9/8/2017	625,000	624,813
7.980%, Perpetual	900,000	940,590

		1,945,079

Electric Utilities – 3.41%
Arizona Public Service Co. 8.750%, 3/1/2019	340,000	397,244
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	229,806
FirstEnergy Corp. 7.375%, 11/15/2031	1,465,000	1,903,343
Israel Electric Corp. Ltd. 7.250%, 1/15/2019 (Acquired 11/26/12 through 09/04/13, Cost $433,482)(b)	420,000	466,200
Oncor Electric Delivery Co., LLC 7.000%, 9/1/2022	315,000	399,109

		3,395,702

Energy – 0.20%
Valero Energy Corp. 9.375%, 3/15/2019	170,000	200,128

Food, Beverage & Tobacco – 1.02%
Tesco Plc 5.500%, 11/15/2017 (Acquired 03/12/15 through 02/24/2016, Cost $1,008,209)(b)	980,000	1,015,437

Forest Products & Paper – 1.11%
Sappi Papier Holding GmbH 7.750%, 7/15/2017 (Acquired 05/23/2016 through 07/07/16, Cost $1,112,480)(b)	1,080,000	1,104,300

Health Care Providers & Services – 0.50%
Laboratory Corp. of America Holdings 3.750%, 8/23/2022	165,000	175,898
Tenet Healthcare Corp. 8.000%, 8/1/2020	315,000	318,150

		494,048

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Homebuilders – 0.66%
PulteGroup, Inc. 5.500%, 3/1/2026	$370,000	$388,500
Toll Brothers Finance Corp. 4.875%, 11/15/2025	245,000	251,125
Urbi Desarrollos Urbanos SAB de CV 9.500%, 1/21/2020 (Acquired 04/17/13 through 02/17/15, Cost $292,050)(a)(b)(c)(d)	1,640,000	16,400

		656,025

Independent Power & Renewable Electricity Producers – 0.26%
Talen Energy Supply, LLC 6.500%, 5/1/2018	255,000	262,650

Insurance – 2.39%
American International Group, Inc. 6.400%, 12/15/2020	800,000	938,244
CNA Financial Corp. 7.350%, 11/15/2019	785,000	905,075
5.875%, 8/15/2020	135,000	153,320
Genworth Holdings, Inc. 7.700%, 6/15/2020	385,000	382,112

		2,378,751

Metals & Mining – 2.58%
Cloud Peak Energy Resources, LLC / Cloud Peak Energy Finance Corp. 8.500%, 12/15/2019	815,000	652,000
Royal Gold, Inc. 2.875%, 6/15/2019	625,000	698,047
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	1,205,000	1,217,683

		2,567,730

Oil, Gas & Consumable Fuels – 6.30%
Anadarko Petroleum Corp. 6.375%, 9/15/2017	1,100,000	1,146,796
BP Capital Markets Plc 3.506%, 3/17/2025	810,000	858,581
Chesapeake Energy Corp. 6.625%, 8/15/2020	1,560,000	1,468,350
Exxon Mobil Corp. 2.397%, 3/6/2022	745,000	763,723
Kinder Morgan, Inc. 7.000%, 6/15/2017	195,000	201,796
4.300%, 6/1/2025	904,000	939,538
Occidental Petroleum Corp. 3.500%, 6/15/2025	405,000	431,202

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Range Resources Corp. 5.000%, 3/15/2023 (Acquired 08/06/15, Cost $450,463)(b)	$470,000	$459,425

		6,269,411

Telecommunications – 2.45%
Clearwire Communications, LLC / Clearwire Finance, Inc. 14.750%, 12/1/2016(c)	960,000	978,000
Sprint Communications, Inc. 9.000%, 11/15/2018 (Acquired 11/24/15, Cost $554,913)(b)	525,000	579,469
Telecom Italia Capital SA 6.999%, 6/4/2018	85,000	91,723
Telefonica Emisiones SAU 6.221%, 7/3/2017	610,000	631,391
5.462%, 2/16/2021	135,000	153,300

		2,433,883

TOTAL CORPORATE BONDS (Cost $28,323,052)		$29,593,966

REPURCHASE AGREEMENTS – 3.84%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/16), due 10/03/16, 0.01% [Collateralized by $3,545,000 US Treasury Note, 3.500%, 05/15/20, (Market Value $3,908,363)] (proceeds $3,826,638)	$3,826,635	$3,826,635

TOTAL REPURCHASE AGREEMENTS (Cost $3,826,635)		$3,826,635

Total Investments (Cost $97,461,716) – 100.73%		$100,270,545
Liabilities in Excess of Other Assets – (0.73)%		(727,897)

TOTAL NET ASSETS – 100.00%		$99,542,648

Percentages are stated as a percent of total net assets.

(a)	Non-income producing security.
(b)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $4,630,331 which represents 4.65% of the Fund's net assets.
(c)	These securities have limited liquidity and represent $2,114,139 or 2.12% of the Fund's net assets and are classified as Level 2 securities. See Note 2 in the Notes to Schedule of Investments.
(d)	In default.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. The accompanying notes are an integral part of these Schedule of Investments. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2016

	Principal Amount	Value
US GOVERNMENTS – 36.82%
Sovereign – 36.82%
United States Treasury Note
3.375%, 11/15/2019	$4,930,000	$5,300,134
2.000%, 11/15/2021	2,690,000	2,794,867
2.000%, 2/15/2023	1,805,000	1,875,085
2.375%, 8/15/2024	1,475,000	1,571,567

TOTAL US GOVERNMENTS (Cost $11,284,650)		$11,541,653

	Shares	Value
PREFERRED STOCKS – 1.99%
Technology Hardware – 1.99%
Pitney Bowes International Holdings, Inc., 6.125% (Acquired 10/24/12 through 02/10/15, Cost $617,719)(a)(b)(c)	605	$623,339

TOTAL PREFERRED STOCKS (Cost $617,719)		$623,339

	Principal Amount	Value
ASSET BACKED SECURITIES – 2.55%
Equipment – 0.28%
Continental Airlines 2007-1 Class A Pass Through Trust Series 2007-1, 5.983%, 4/19/2022	$77,236	$87,084
Student Loan – 2.27%
SLM Private Credit Student Loan Trust 2006-A Series 2006-A, 1.140%, 6/15/2039	505,000	452,801
SLM Private Credit Student Loan Trust 2007-A Series 2007-A, 1.090%, 12/16/2041	300,000	261,049

		713,850

TOTAL ASSET BACKED SECURITIES (Cost $758,960)		$800,934

CORPORATE BONDS – 55.56%
Banks & Thrifts – 7.83%
Citigroup, Inc. 6.125%, 11/21/2017	$500,000	$525,700
Fifth Third Bancorp 8.250%, 3/1/2038	65,000	96,321
Goldman Sachs Group, Inc. 7.500%, 2/15/2019	320,000	361,685
JPMorgan Chase & Co. 7.900%, Perpetual	1,140,000	1,171,350
USB Capital IX 3.500%, Perpetual	350,000	299,687

		2,454,743

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Building Materials – 1.06%
USG Corp. 6.300%, 11/15/2016	$330,000	$331,485

Commercial Services & Supplies – 3.17%
ADT Corp. 3.500%, 7/15/2022	745,000	717,063
S&P Global, Inc. 5.900%, 11/15/2017	265,000	276,582

		993,645

Computers & Peripherals – 2.44%
Apple, Inc. 2.400%, 5/3/2023	750,000	763,609

Diversified Financial Services – 3.17%
Voya Financial, Inc. 5.500%, 7/15/2022	355,000	402,344
Wells Fargo & Co.
1.400%, 9/8/2017	350,000	349,895
7.980%, Perpetual	230,000	240,373

		992,612

Electric Utilities – 5.47%
Arizona Public Service Co. 8.750%, 3/1/2019	435,000	508,239
FirstEnergy Corp. 7.375%, 11/15/2031	380,000	493,700
Israel Electric Corp. Ltd. 7.250%, 1/15/2019 (Acquired 11/26/12 through 09/04/13, Cost $521,127)(b)	505,000	560,550
Oncor Electric Delivery Co., LLC 7.000%, 9/1/2022	120,000	152,041

		1,714,530

Energy – 0.77%
Valero Energy Corp. 9.375%, 3/15/2019	205,000	241,331

Food, Beverage & Tobacco – 1.83%
Tesco Plc 5.500%, 11/15/2017 (Acquired 03/12/15 through 02/24/16, Cost $571,062)(b)	555,000	575,069

Forest Products & Paper – 1.92%
Sappi Papier Holding GmbH 7.750%, 7/15/2017 (Acquired 06/16/16 through 07/07/16, Cost $607,802)(b)	590,000	603,275

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Health Care Providers & Services – 1.48%
Laboratory Corp. of America Holdings 3.750%, 8/23/2022	$240,000	$255,852
Tenet Healthcare Corp. 8.000%, 8/1/2020	205,000	207,050

		462,902

Homebuilders – 1.17%
PulteGroup, Inc. 5.500%, 3/1/2026	205,000	215,250
Toll Brothers Finance Corp. 4.875%, 11/15/2025	135,000	138,375
Urbi Desarrollos Urbanos SAB de CV 9.500%, 1/21/2020 (Acquired 04/17/13 through 02/17/15, Cost $259,625)(a)(b)(c)(d)	1,225,000	12,250

		365,875

Independent Power & Renewable Electricity Producers – 0.72%
Talen Energy Supply, LLC 6.500%, 5/1/2018	220,000	226,600

Insurance – 3.81%
American International Group, Inc. 6.400%, 12/15/2020	485,000	568,810
CNA Financial Corp.
7.350%, 11/15/2019	125,000	144,120
5.875%, 8/15/2020	235,000	266,890
Genworth Holdings, Inc. 7.700%, 6/15/2020	215,000	213,388

		1,193,208

Metals & Mining – 4.70%
Cloud Peak Energy Resources, LLC / Cloud Peak Energy Finance Corp. 8.500%, 12/15/2019	405,000	324,000
Royal Gold, Inc. 2.875%, 6/15/2019	365,000	407,659
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	735,000	742,736

		1,474,395

Oil, Gas & Consumable Fuels – 11.51%
Anadarko Petroleum Corp. 6.375%, 9/15/2017	540,000	562,973
BP Capital Markets Plc 3.506%, 3/17/2025	445,000	471,689
Chesapeake Energy Corp. 6.625%, 8/15/2020	1,010,000	950,662
Exxon Mobil Corp. 2.397%, 3/6/2022	435,000	445,932

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Kinder Morgan, Inc.
7.000%, 6/15/2017	$270,000	$279,410
4.300%, 6/1/2025	353,000	366,877
Occidental Petroleum Corp. 3.500%, 6/15/2025	220,000	234,233
Range Resources Corp. 5.000%, 3/15/2023 (Acquired 08/06/15, Cost $292,322)(b)	305,000	298,138

		3,609,914

Telecommunications – 4.51%
Clearwire Communications, LLC / Clearwire Finance, Inc. 14.750%, 12/1/2016(c)	495,000	504,281
Sprint Communications, Inc. 9.000%, 11/15/2018 (Acquired 11/24/15, Cost $306,524)(b)	290,000	320,088
Telecom Italia Capital SA 6.999%, 6/4/2018	140,000	151,073
Telefonica Emisiones SAU
6.221%, 7/3/2017	335,000	346,748
5.462%, 2/16/2021	80,000	90,844

		1,413,034

TOTAL CORPORATE BONDS (Cost $17,004,597)		$17,416,227

REPURCHASE AGREEMENTS – 2.15%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/16), due 10/03/16, 0.01% [Collateralized by $625,000 US Treasury Note, 3.500%, 05/15/20, (Market Value $689,063)] (proceeds $673,450)	$673,450	$673,450

TOTAL REPURCHASE AGREEMENTS (Cost $673,450)		$673,450

Total Investments (Cost $30,339,376) – 99.07%		$31,055,603
Other Assets in Excess of Liabilities – 0.93%		292,410

TOTAL NET ASSETS – 100.00%		$31,348,013

Percentages are stated as a percent of total net assets.

(a)	Non-income producing security.
(b)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $2,992,709 which represents 9.55% of the Fund’s net assets.
(c)	These securities have limited liquidity and represent $1,139,870 or 3.64% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Schedule of Investments.
(d)	In default.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2016

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1)
Unaffiliated issuers	$689,433,996	$54,062,040
Affiliated issuers	—	—
Cash	270,920	—
Restricted cash	—	—
Foreign Currency(1)	289,309	21,430
Receivables:
Securities sold	3,205,022	—
Fund shares sold	12,783,617	17,436
Dividends and interest	2,742,558	124,254
Foreign currency spot trade	2,984	—
Tax reclaims	345,200	23,177
Due from Advisor	—	—
Prepaid expenses and other assets	37,714	24,106

Total Assets	709,111,320	54,272,443

LIABILITIES
Payables:
Securities purchased	2,869,405	68,914
Fund shares redeemed	1,257,239	116,853
Due to Advisor	463,298	18,810
12b-1 Fee	10,942	2,186
Trustee Fees	21,180	4,438
Due to Custodian	—	46,979
Foreign currency spot payable	—	—
Dividends payable	130,784	1,311
Foreign tax withholding	213,867	5,804
Accrued expenses	231,616	72,772

Total Liabilities	5,198,331	338,067

NET ASSETS	$703,912,989	$53,934,376

COMPONENTS OF NET ASSETS
Paid-in capital	$840,050,307	$53,593,726
Undistributed net investment income (loss)	3,026,620	(54,425)
Accumulated net realized gain (loss) on investments and foreign currency	(64,441,005)	(505,237)
Net unrealized appreciation (depreciation) on:
Investments	(74,719,871)	901,480
Foreign currency	(3,062)	(1,168)

Total Net Assets	$703,912,989	$53,934,376

Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$14,333,347	$4,626,882
Shares outstanding (unlimited shares authorized without par value)	913,107	218,138
Offering and redemption price	$15.70	$21.21

Maximum offering price per share*	$16.65	$22.50

Class C Shares
Net Assets	$13,080,640	$1,970,553
Shares outstanding (unlimited shares authorized without par value)	839,731	93,437
Offering and redemption price	$15.58	$21.09

Class E Shares
Net Assets	$553,991	$57,098
Shares outstanding (unlimited shares authorized without par value)	35,310	2,739
Offering and redemption price	$15.69	$20.85

Class I Shares
Net Assets	$648,280,838	$47,279,843
Shares outstanding (unlimited shares authorized without par value)	41,231,963	2,216,111
Offering and redemption price	$15.72	$21.33

Class R6 Shares
Net Assets	$27,664,173	N/A
Shares outstanding (unlimited shares authorized without par value)	1,757,167	N/A
Offering and redemption price	$15.74	N/A

(1) Cost of:
Investments in securities
Unaffiliated issuers	$764,153,867	$53,160,560
Affiliated issuers	—	—
Foreign currency	290,529	21,468

*	Includes a sales load of 5.75% for the International, Global, Global Equity Income, Global Opportunities Value, Emerging Markets Value, and International Small Cap Funds and 3.75% for the Core Plus Fixed Income and Credit Focus Yield Funds (see Note 7 of the Notes to Financial Statements).

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2016 (continued)

Brandes Global Equity Income Fund	Brandes Global Opportunities Value Fund	Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund

$848,876	$5,714,398	$1,153,728,201	$1,329,119,493	$100,270,545	$31,055,603
—	—	—	31,601,033	—	—
45,596	1,000	—	1,157,266	—	—
—	—	—	2,379,265	—	—
422	—	4,353,959	121,138	—	—

—	—	529,135	1,329,182	—	331,926
—	24,272	2,443,341	3,814,235	48,676	—
2,685	19,379	868,853	4,631,032	803,632	352,879
—	—	1,128	—	—	—
189	4,196	28,964	290,251	—	—
11,789	10,897	—	—	—	1,535
3,414	24	59,417	43,238	9,879	10,656

912,971	5,774,166	1,162,012,998	1,374,486,133	101,132,732	31,752,599

—	13,637	273,908	1,377,007	1,337,107	347,648
—	733	2,958,100	1,425,138	82,533	96
—	—	846,889	1,065,318	10,287	—
9	114	77,459	36,292	492	620
6,026	5,512	42,233	45,107	9,422	4,121
—	—	529,636	—	78,044	—
—	16	—	822	—	—
109	363	483,177	46,507	2,653	2,770
152	850	44,563	318,026	—	—
43,657	53,745	398,999	330,106	69,546	49,331

49,953	74,970	5,654,964	4,644,323	1,590,084	404,586

$863,018	$5,699,196	$1,156,358,034	$1,369,841,810	$99,542,648	$31,348,013

$817,029	$5,860,475	$1,446,043,311	$1,337,047,477	$96,558,380	$30,381,098
—	2,079	(882,529)	(5,517,699)	—	(7,293)
21,085	(426,117)	(161,419,034)	19,504,706	175,439	257,981

24,836	262,317	(127,379,178)	19,003,319	2,808,829	716,227
68	442	(4,536)	(195,993)	—	—

$863,018	$5,699,196	$1,156,358,034	$1,369,841,810	$99,542,648	$31,348,013

$5,138	$573,982	$304,961,421	$121,109,345	$2,046,151	$2,351,451
476	56,451	38,539,130	8,999,682	217,945	227,275
$10.79	$10.17	$7.91	$13.46	$9.39	$10.35

$11.45	$10.79	$8.40	$14.28	$9.75	$10.75

$11,039	$34,119	$22,405,350	$19,768,345	N/A	N/A
1,030	3,362	2,849,553	1,492,705	—	—
$10.72	$10.15	$7.86	$13.24	N/A	N/A

N/A	N/A	N/A	N/A	$323,639	N/A
—	—	—	—	34,170	—
N/A	N/A	N/A	N/A	$9.47	N/A

$846,841	$5,091,095	$828,991,157	$1,212,484,724	$97,172,858	$28,996,562
79,303	501,712	104,382,492	89,842,105	10,290,169	2,803,067
$10.68	$10.15	$7.94	$13.50	$9.44	$10.34

N/A	N/A	$106	$16,479,396	N/A	N/A
N/A	N/A	13	1,220,851	N/A	N/A
N/A	N/A	$7.93	$13.50	N/A	N/A

$824,040	$5,452,081	$1,281,107,379	$1,304,376,882	$97,461,716	$30,339,376
—	—	—	37,340,325	—	—
424	—	4,354,148	2,642,426	—	—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2016

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$24,182,787	$1,653,241
Affiliated issuers	—	—
Less: foreign taxes withheld	(2,345,014)	(106,833)
Interest income	3,210	42,587
Less: foreign taxes withheld	—	—
Income from securities lending	193,401	24,915
Miscellaneous Income	21,550	—

Total Income	22,055,934	1,613,910

Expenses
Advisory fees (Note 3)	5,062,610	403,096
Custody fees	136,972	9,951
Administration fees (Note 3)	148,068	13,223
Insurance expense	16,544	1,373
Legal fees	31,410	5,114
Printing fees	53,308	7,119
Miscellaneous	23,220	4,236
Registration expense	88,129	53,177
Trustee fees	73,279	6,406
Transfer agent fees	136,130	63,826
12b-1 Fees – Class A	34,478	9,461
12b-1 Fees – Class C	99,114	15,938
Shareholder Service Fees – Class C	33,038	5,313
Shareholder Service Fees – Class E	2,186	—
Sub-Transfer Agency Fees – Class I	299,118	22,191
Accounting fees	81,514	63,971
Auditing fees	42,811	37,134
Organizational costs	—	—

Total expenses	6,361,929	721,529
Expense recoupment (reimbursement / waiver)	108,603	(186,480)

Total expenses net of recoupment (reimbursement / waiver)	6,470,532	535,049

Net investment income	15,585,402	1,078,861

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	(3,759,302)	(224,516)
Foreign currency transactions	(98,428)	(20,745)

Net realized gain (loss)	(3,857,730)	(245,261)

Net change in unrealized appreciation (depreciation) on:
Investments	36,944,553	1,898,143
Foreign currency transactions	50,697	1,386

Net unrealized appreciation	36,995,250	1,899,529

Net realized and unrealized gain on investments and foreign currency transactions	33,137,520	1,654,268

Net increase in net assets resulting from operations	$48,722,922	$2,733,129

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2016 (continued)

Brandes Global Equity Income Fund	Brandes Global Opportunities Value Fund	Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund

$28,785	$194,721	$35,503,955	$25,018,173	$71,231	$55,862
—	—	—	421,064	—	—
(1,476)	(15,394)	(3,324,619)	(1,901,859)	—	—
2	20,989	2,520	114,468	2,451,592	1,055,320
—	—	—	(4,966)	—	—
—	—	—	19,857	—	—
—	—	—	24,899	11,428	6,455

27,311	200,316	32,181,856	23,691,636	2,534,251	1,117,637

5,587	64,943	9,839,223	11,084,132	289,257	147,677
3,900	6,454	618,055	232,913	12,116	5,365
1,127	3,297	236,497	271,768	19,755	7,309
15	84	31,761	25,783	2,006	821
2,847	3,129	51,325	54,747	6,514	4,209
2,352	3,064	111,247	118,926	11,101	3,035
2,436	2,727	45,888	38,286	4,962	2,751
12,194	57,734	137,612	96,786	49,981	35,049
3,384	3,568	126,595	142,386	13,995	4,301
41,792	42,125	465,267	210,294	52,134	31,923
5	954	731,308	226,192	5,741	5,126
39	234	145,826	134,677	N/A	N/A
13	78	48,609	44,893	N/A	N/A
N/A	N/A	N/A	N/A	1,597	N/A
346	3,212	361,870	528,170	39,855	—
54,314	60,116	73,466	81,200	57,979	45,890
33,267	36,363	36,933	36,770	33,967	37,006
4,094	4,094	—	—	—	—

167,712	292,176	13,061,482	13,327,923	600,960	330,462
(160,670)	(212,240)	(535,375)	206,287	(181,891)	(138,659)

7,042	79,936	12,526,107	13,534,210	419,069	191,803

20,269	120,380	19,655,749	10,157,426	2,115,182	925,834

24,436	(399,349)	(125,575,989)	27,969,963	275,403	(76,678)
(291)	(2,745)	(1,608,216)	(772,696)	—	—

24,145	(402,094)	(127,184,205)	27,197,267	275,403	(76,678)

64,664	680,460	380,769,626	84,984,537	2,095,921	1,053,459
153	536	12,415	(182,673)	—	—

64,817	680,996	380,782,041	84,801,864	2,095,921	1,053,459

88,962	278,902	253,597,836	111,999,131	2,371,324	976,781

$109,231	$399,282	$273,253,585	$122,156,557	$4,486,506	$1,902,615

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$15,585,402	$11,788,240	$1,078,861	$816,216
Net realized gain (loss) on:
Investments	(3,759,302)	30,830,886	(224,516)	2,652,631
Foreign currency transactions	(98,428)	(339,603)	(20,745)	(6,526)
Net unrealized appreciation (depreciation) on:
Investments	36,944,553	(102,057,414)	1,898,143	(7,122,486)
Foreign currency transactions	50,697	(59,332)	1,386	(334)

Net increase (decrease) in net assets resulting from operations	48,722,922	(59,837,223)	2,733,129	(3,660,499)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(326,735)	(252,436)	(83,326)	(27,075)
Class C	(217,328)	(147,039)	(25,407)	(17,646)
Class E	(16,845)	(32,004)	(1,382)	(4,102)
Class I	(15,332,614)	(11,055,569)	(991,951)	(755,709)
Class R6	(458,693)	N/A	N/A	N/A
From net realized gains
Class A	—	—	(117,360)	(138,191)
Class C	—	—	(144,639)	(95,408)
Class E	—	—	(13,647)	(17,354)
Class I	—	—	(2,617,644)	(3,049,426)
Class R6	—	N/A	N/A	N/A

Decrease in net assets from distributions	(16,352,215)	(11,487,048)	(3,995,356)	(4,104,911)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	278,842,419	297,808,360	12,290,688	17,889,572
Net asset value of shares issued on reinvestment of distributions	15,725,407	10,943,349	3,952,436	4,042,087
Cost of shares redeemed	(212,318,638)	(195,676,939)	(11,550,515)	(12,125,187)

Net increase (decrease) in net assets from capital share transactions	82,249,188	113,074,770	4,692,609	9,806,472

Total increase (decrease) in net assets	114,619,895	41,750,499	3,430,382	2,041,062

NET ASSETS
Beginning of the Period	589,293,094	547,542,595	50,503,994	48,462,932

End of the Period	$703,912,989	$589,293,094	$53,934,376	$50,503,994

Undistributed net investment income (loss)	$3,026,620	$46,560	$(54,425)	$(16,286)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes Global Equity Income Fund		Brandes Global Opportunities Value Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015*	Year Ended September 30, 2016	Period Ended September 30, 2015*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$20,269	$13,809	$120,380	$31,468
Net realized gain (loss) on:
Investments	24,436	9,317	(399,349)	67,349
Foreign currency transactions	(291)	(882)	(2,745)	(3,635)
Net unrealized appreciation (depreciation) on:
Investments	64,664	(39,828)	680,460	(418,143)
Foreign currency transactions	153	(85)	536	(94)

Net increase (decrease) in net assets resulting from operations	109,231	(17,669)	399,282	(323,055)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(76)	(1)	(10,894)	(1,909)
Class C	(122)	(1)	(463)	(90)
Class E	N/A	N/A	N/A	N/A
Class I	(20,233)	(12,859)	(124,679)	(25,605)
Class R6	N/A	N/A	N/A	N/A
From net realized gains
Class A	(2)	—	(3,623)	—
Class C	(2)	—	(304)	—
Class E	N/A	N/A	N/A	N/A
Class I	(12,640)	—	(70,302)	—
Class R6	N/A	N/A	N/A	N/A

Decrease in net assets from distributions	(33,075)	(12,861)	(210,265)	(27,604)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	150,238	622,809	6,590,086	3,665,181
Net asset value of shares issued on reinvestment of distributions	31,963	12,382	149,850	27,160
Cost of shares redeemed	—	—	(4,571,439)	—

Net increase (decrease) in net assets from capital share transactions	182,201	635,191	2,168,497	3,692,341

Total increase (decrease) in net assets	258,357	604,661	2,357,514	3,341,682

NET ASSETS
Beginning of the Period	604,661	—	3,341,682	—

End of the Period	$863,018	$604,661	$5,699,196	$3,341,682

Undistributed net investment income (loss)	$—	$429	$2,079	$6,305

*	Commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes Emerging Markets Value Fund		Brandes International Small Cap Equity Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$19,655,749	$19,080,666	$10,157,426	$4,208,745
Net realized gain (loss) on:
Investments	(125,575,989)	(33,870,174)	27,969,963	24,636,722
Foreign currency transactions	(1,608,216)	(1,133,847)	(772,696)	(237,021)
Net unrealized appreciation (depreciation) on:
Investments	380,769,626	(468,102,778)	84,984,537	(60,332,960)
Foreign currency transactions	12,415	(39,521)	(182,673)	8,916

Net increase (decrease) in net assets resulting from operations	273,253,585	(484,065,654)	122,156,557	(31,715,598)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(3,653,585)	(5,101,168)	(1,623,052)	(701,245)
Class C	(95,247)	(239,742)	(237,168)	(141,085)
Class E	N/A	N/A	N/A	N/A
Class I	(10,871,960)	(16,727,079)	(18,992,579)	(9,854,648)
Class R6	—	N/A	(26,169)	N/A
From net realized gains
Class A	—	(6,331,579)	(1,347,940)	(1,474,067)
Class C	—	(637,122)	(268,103)	(411,606)
Class E	N/A	N/A	N/A	N/A
Class I	—	(29,027,390)	(14,618,967)	(17,794,096)
Class R6	—	N/A	—	N/A

Decrease in net assets from distributions	(14,620,792)	(58,064,080)	(37,113,978)	(30,376,747)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	465,356,191	972,112,934	620,532,710	676,989,096
Net asset value of shares issued on reinvestment of distributions	12,848,337	48,481,410	36,267,289	29,204,882
Cost of shares redeemed	(619,619,751)	(875,791,522)	(343,843,528)	(302,592,645)

Net increase (decrease) in net assets from capital share transactions	(141,415,223)	144,802,822	312,956,471	403,601,333

Total increase (decrease) in net assets	117,217,570	(397,326,912)	397,999,050	341,508,988

NET ASSETS
Beginning of the Period	1,039,140,464	1,436,467,376	971,842,760	630,333,772

End of the Period	$1,156,358,034	$1,039,140,464	$1,369,841,810	$971,842,760

Undistributed net investment income (loss)	$(882,529)	$(4,339,531)	$(5,517,699)	$2,455,405

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes Core Plus Fixed Income Fund		Brandes Credit Focus Yield Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,115,182	$1,447,080	$925,834	$740,223
Net realized gain (loss) on:
Investments	275,403	57,956	(76,678)	(17,869)
Foreign currency transactions	—	—	—	—
Net unrealized appreciation (depreciation) on:
Investments	2,095,921	(459,241)	1,053,459	(583,671)
Foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	4,486,506	1,045,795	1,902,615	138,683

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(55,764)	(47,510)	(59,334)	(47,030)
Class C	N/A	N/A	N/A	N/A
Class E	(15,343)	(40,927)	N/A	N/A
Class I	(2,076,681)	(1,406,481)	(866,362)	(708,709)
Class R6	N/A	N/A	N/A	N/A
From net realized gains
Class A	(1,614)	(11,199)	—	(1,320)
Class C	N/A	N/A	N/A	N/A
Class E	(1,430)	(9,854)	N/A	N/A
Class I	(64,614)	(268,927)	—	(17,275)
Class R6	N/A	N/A	N/A	N/A

Decrease in net assets from distributions	(2,215,446)	(1,784,898)	(925,696)	(774,334)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	38,192,598	42,844,221	520,078	535,825
Net asset value of shares issued on reinvestment of distributions	2,175,810	1,757,928	894,878	754,855
Cost of shares redeemed	(19,193,056)	(15,036,102)	(419,739)	(335,206)

Net increase (decrease) in net assets from capital share transactions	21,175,352	29,566,047	995,217	955,474

Total increase (decrease) in net assets	23,446,412	28,826,944	1,972,136	319,823

NET ASSETS
Beginning of the Period	76,096,236	47,269,292	29,375,877	29,056,054

End of the Period	$99,542,648	$76,096,236	$31,348,013	$29,375,877

Undistributed net investment income (loss)	$—	$—	$(7,293)	$(7,999)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income
Brandes International Equity Fund
Class A(8)
9/30/2016	$14.90	0.35	0.81	1.16	(0.36)
9/30/2015	$16.58	0.35	(1.73)	(1.38)	(0.30)
9/30/2014	$16.03	0.33	0.56	0.89	(0.34)
9/30/2013	$13.50	0.34	3.02	3.36	(0.83)
9/30/2012	$13.00	0.38	0.76	1.14	(0.64)
Class C
9/30/2016	$14.79	0.23	0.81	1.04	(0.25)
9/30/2015	$16.48	0.24	(1.73)	(1.49)	(0.20)
9/30/2014	$15.98	0.20	0.55	0.75	(0.25)
1/31/2013(3) – 9/30/2013	$14.30	0.15	1.84	1.99	(0.31)
Class E
9/30/2016	$14.89	0.35	0.80	1.15	(0.35)
9/30/2015	$16.56	0.18	(1.58)	(1.40)	(0.27)
9/30/2014	$16.01	0.33	0.54	0.87	(0.32)
9/30/2013	$13.48	0.33	3.03	3.36	(0.84)
9/30/2012	$12.97	0.41	0.74	1.15	(0.64)
Class I
9/30/2016	$14.92	0.38	0.81	1.19	(0.39)
9/30/2015	$16.60	0.35	(1.70)	(1.35)	(0.33)
9/30/2014	$16.05	0.36	0.56	0.92	(0.37)
9/30/2013	$13.50	0.35	3.04	3.39	(0.84)
9/30/2012	$12.99	0.41	0.76	1.17	(0.66)
Class R6
2/1/2016(3) – 9/30/2016	$14.41	0.27	1.39	1.66	(0.33)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.
(9)	Amount is less than $50,000.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$15.70	7.90%		$14.3		1.18%		2.30%		1.18%		2.30%		17.60%
$14.90	(8.47)%		$13.1		1.18%		2.08%		1.18%		2.08%		27.50%
$16.58	5.47%		$9.0		1.19%		1.92%		1.18%		1.93%		39.53%
$16.03	26.06%		$0.7		1.23%		2.25%		1.31%		2.17%		19.43%
$13.50	8.94%		$—	(9)	1.40%		2.86%		1.45%		2.81%		13.47%

$15.58	7.10%		$13.1		1.93%		1.55%		1.93%		1.55%		17.60%
$14.79	(9.14)%		$12.0		1.93%		1.43%		1.93%		1.43%		27.50%
$16.48	4.64%		$4.3		1.93%		1.19%		1.93%		1.19%		39.53%
$15.98	14.17	%(7)	$0.1		1.95	%(2)	1.53	%(2)	1.97	%(2)	1.51	%(2)	19.43	%(1)

$15.69	7.87%		$0.6		1.18%		2.30%		1.18%		2.30%		17.60%
$14.89	(8.59)%		$1.7		1.18%		1.13%		1.18%		1.13%		27.50%
$16.56	5.38%		$12.3		1.19%		1.93%		1.18%		1.94%		39.53%
$16.01	26.15%		$22.0		1.22%		2.26%		1.23%		2.25%		19.43%
$13.48	9.05%		$6.6		1.18%		3.09%		1.23%		3.04%		13.47%

$15.72	8.10%		$648.3		1.00%		2.48%		0.98%		2.50%		17.60%
$14.92	(8.30)%		$562.5		1.00%		2.10%		0.98%		2.12%		27.50%
$16.60	5.61%		$521.9		1.00%		2.12%		0.99%		2.13%		39.53%
$16.05	26.43%		$404.4		1.03%		2.45%		1.15%		2.33%		19.43%
$13.50	9.09%		$352.7		1.16%		3.11%		1.21%		3.06%		13.47%

$15.74	11.60	%(7)	$27.7		0.82	%(2)	2.67	%(2)	0.93	%(2)	2.56	%(2)	17.60	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income
Brandes Global Equity Fund
Class A(8)
9/30/2016	$21.85	0.40	0.67	1.07	(0.42)
9/30/2015	$25.43	0.27	(1.90)	(1.63)	(0.33)
9/30/2014	$24.20	0.43	2.00	2.43	(0.44)
9/30/2013	$20.27	0.38	4.80	5.18	(0.91)
9/30/2012	$19.19	0.43	2.22	2.65	(0.44)
Class C
9/30/2016	$21.73	0.25	0.66	0.91	(0.26)
9/30/2015	$25.31	0.16	(1.92)	(1.76)	(0.20)
9/30/2014	$24.14	0.24	1.99	2.23	(0.30)
1/31/2013(3) – 9/30/2013	$21.21	0.15	3.12	3.27	(0.34)
Class E
9/30/2016	$21.55	0.41	0.65	1.06	(0.47)
9/30/2015	$25.16	0.32	(1.93)	(1.61)	(0.38)
9/30/2014	$24.00	0.43	1.99	2.42	(0.50)
9/30/2013	$20.17	0.37	4.77	5.14	(0.97)
9/30/2012	$19.13	0.44	2.20	2.64	(0.47)
Class I
9/30/2016	$21.95	0.46	0.67	1.13	(0.46)
9/30/2015	$25.52	0.39	(1.97)	(1.58)	(0.37)
9/30/2014	$24.26	0.50	2.00	2.50	(0.48)
9/30/2013	$20.33	0.43	4.81	5.24	(0.98)
9/30/2012	$19.22	0.49	2.22	2.71	(0.47)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.
(9)	Amount is less than $50,000.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Dividends from net realized gains	Net asset value, end of period	Total return(6)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

(1.29)	$21.21	5.01%		$4.6		1.25%		1.95%		1.58%		1.62%		15.68%
(1.62)	$21.85	(6.99)%		$1.8		1.25%		1.15%		1.66%		0.74%		25.06%
(0.76)	$25.43	10.18%		$1.2		1.25%		1.67%		1.71%		1.21%		30.33%
(0.34)	$24.20	26.81%		$0.3		1.25%		1.72%		1.97%		1.00%		24.37%
(1.13)	$20.27	14.38%		$0.1		1.25%		2.23%		2.00%		1.47%		18.00%

(1.29)	$21.09	4.20%		$2.0		2.00%		1.20%		2.32%		0.88%		15.68%
(1.62)	$21.73	(7.62)%		$2.4		2.00%		0.66%		2.42%		0.24%		25.06%
(0.76)	$25.31	9.34%		$1.1		2.00%		0.92%		2.46%		0.46%		30.33%
—	$24.14	15.50	%(7)	$0.1		2.00	%(2)	0.97	%(2)	2.71	%(2)	0.26	%(2)	24.37	%(1)

(1.29)	$20.85	5.03%		$—	(9)	1.25%		1.95%		1.32%		1.88%		15.68%
(1.62)	$21.55	(6.97)%		$0.3		1.25%		1.33%		1.42%		1.16%		25.06%
(0.76)	$25.16	10.20%		$0.3		1.25%		1.68%		1.48%		1.45%		30.33%
(0.34)	$24.00	26.80%		$0.2		1.25%		1.71%		1.76%		1.20%		24.37%
(1.13)	$20.17	14.35%		$0.2		1.25%		2.23%		1.69%		1.78%		18.00%

(1.29)	$21.33	5.26%		$47.3		1.00%		2.20%		1.38%		1.82%		15.68%
(1.62)	$21.95	(6.75)%		$46.0		1.00%		1.61%		1.47%		1.14%		25.06%
(0.76)	$25.52	10.46%		$45.9		1.00%		1.93%		1.53%		1.40%		30.33%
(0.34)	$24.26	27.12%		$39.4		1.00%		1.96%		1.75%		1.21%		24.37%
(1.13)	$20.33	14.67%		$30.1		1.00%		2.47%		1.68%		1.79%		18.00%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income
Brandes Global Equity Income Fund
Class A
9/30/2016	$9.62	0.28	1.35	1.63	(0.26)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.46)	(0.23)	(0.15)
Class C
9/30/2016	$9.60	0.20	1.31	1.51	(0.19)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.52)	(0.29)	(0.11)
Class I
9/30/2016	$9.57	0.29	1.30	1.59	(0.28)
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.45)	(0.22)	(0.21)
Brandes Global Opportunities Value Fund
Class A
9/30/2016	$9.36	0.15	0.96	1.11	(0.21)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.68)	(0.56)	(0.08)
Class C
9/30/2016	$9.33	0.07	0.98	1.05	(0.14)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.75)	(0.63)	(0.04)
Class I
9/30/2016	$9.33	0.17	0.97	1.14	(0.23)
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.71)	(0.59)	(0.08)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class which commenced operations on December 31, 2014.
(8)	Amount is less than $50,000.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Dividends from net realized gains	Net asset value, end of period	Total return(6)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

(0.20)	$10.79	17.35%		$—	(8)	1.25%		2.67%		20.41%		(16.49)%		22.38%
—	$9.62	(2.44	)%(7)	$—	(8)	1.25	%(2)	2.90	%(2)	570.42	%(2)	(566.27	)%(2)	16.78	%(1)

(0.20)	$10.72	16.01%		$—	(8)	2.00%		1.91%		21.51%		(17.60)%		22.38%
—	$9.60	(2.99	)%(7)	$—	(8)	2.00	%(2)	2.90	%(2)	572.75	%(2)	(567.85	)%(2)	16.78	%(1)

(0.20)	$10.68	16.98%		$0.9		1.00%		2.91%		24.04%		(20.13)%		22.38%
—	$9.57	(2.36	)%(7)	$0.6		1.00	%(2)	2.90	%(2)	37.61	%(2)	(33.71	)%(2)	16.78	%(1)

(0.09)	$10.17	12.13%		$0.6		1.40%		1.53%		4.57%		(1.64)%		71.20%
—	$9.36	(5.66	)%(7)	$0.3		1.40	%(2)	1.29	%(2)	9.85	%(2)	(7.16	)%(2)	15.12	%(1)

(0.09)	$10.15	11.42%		$—	(8)	2.15%		0.78%		5.32%		(2.39)%		71.20%
—	$9.33	(6.33	)%(7)	$—	(8)	2.15	%(2)	1.86	%(2)	13.79	%(2)	(9.78	)%(2)	15.12	%(1)

(0.09)	$10.15	12.45%		$5.1		1.15%		1.78%		4.25%		(1.32)%		71.20%
—	$9.33	(5.92	)%(7)	$3.0		1.15	%(2)	1.55	%(2)	11.77	%(2)	(9.07	)%(2)	15.12	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income
Brandes Emerging Markets Value Fund
Class A(8)
9/30/2016	$6.19	0.12	1.69	1.81	(0.09)
9/30/2015	$9.56	0.11	(3.12)	(3.01)	(0.13)
9/30/2014	$9.23	0.11	0.53	0.64	(0.10)
9/30/2013	$8.96	0.11	0.59	0.70	(0.22)
9/30/2012	$7.85	0.17	1.10	1.27	(0.08)
Class C
9/30/2016	$6.15	0.07	1.67	1.74	(0.03)
9/30/2015	$9.51	0.05	(3.10)	(3.05)	(0.08)
9/30/2014	$9.19	0.03	0.54	0.57	(0.04)
1/31/2013(3) – 9/30/2013	$9.54	0.02	(0.30)	(0.28)	(0.07)
Class I
9/30/2016	$6.21	0.14	1.70	1.84	(0.11)
9/30/2015	$9.58	0.13	(3.12)	(2.99)	(0.15)
9/30/2014	$9.24	0.13	0.54	0.67	(0.12)
9/30/2013	$8.99	0.13	0.56	0.69	(0.23)
9/30/2012	$7.86	0.20	1.10	1.30	(0.09)
Class R6
7/11/2016(3) – 9/30/2016	$7.54	0.04	0.38	0.42	(0.03)
Brandes International Small Cap Fund
Class A(8)
9/30/2016	$12.58	0.09	1.22	1.31	(0.23)
9/30/2015	$13.55	0.04	(0.43)	(0.39)	(0.17)
9/30/2014	$13.72	0.06	1.02	1.08	(0.36)
9/30/2013	$10.56	0.06	3.36	3.42	(0.14)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	0.56	—
Class C
9/30/2016	$12.42	0.00	1.19	1.19	(0.17)
9/30/2015	$13.45	(0.04)	(0.44)	(0.48)	(0.14)
9/30/2014	$13.68	(0.04)	1.02	0.98	(0.32)
1/31/2013(3) – 9/30/2013	$11.90	(0.02)	1.83	1.81	(0.03)
Class I
9/30/2016	$12.61	0.12	1.22	1.34	(0.25)
9/30/2015	$13.58	0.08	(0.44)	(0.36)	(0.20)
9/30/2014	$13.74	0.09	1.03	1.12	(0.39)
9/30/2013	$10.56	0.09	3.37	3.46	(0.16)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	0.56	—
Class R6
6/27/2016(3) – 9/30/2016	$12.38	0.04	1.13	1.17	(0.05)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.
(9)	Amount is less than $50,000.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Dividends from net realized gains	Net asset value, end of period	Total return(6)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

—	$7.91	29.38%		$305.0		1.37%		1.74%		1.39%		1.72%		26.48%
(0.23)	$6.19	(32.32)%		$295.6		1.37%		1.46%		1.40%		1.43%		35.02%
(0.21)	$9.56	7.09%		$266.9		1.37%		1.10%		1.37%		1.10%		22.54%
(0.21)	$9.23	8.09%		$131.7		1.37%		1.16%		1.46%		1.07%		21.74%
(0.08)	$8.96	16.40%		$68.1		1.37%		2.03%		1.60%		1.79%		28.59%

—	$7.86	28.38%		$22.4		2.12%		0.99%		2.14%		0.97%		26.48%
(0.23)	$6.15	(32.83)%		$18.4		2.12%		0.62%		2.14%		0.60%		35.02%
(0.21)	$9.51	6.38%		$25.3		2.12%		0.35%		2.13%		0.34%		22.54%
—	$9.19	(2.84	)%(7)	$5.3		2.12	%(2)	0.42	%(2)	2.20	%(2)	0.34	%(2)	21.74	%(1)

—	$7.94	29.70%		$829.0		1.12%		1.99%		1.19%		1.92%		26.48%
(0.23)	$6.21	(32.13)%		$725.1		1.12%		1.58%		1.19%		1.51%		35.02%
(0.21)	$9.58	7.41%		$1,144.3		1.12%		1.34%		1.18%		1.28%		22.54%
(0.21)	$9.24	8.20%		$287.7		1.12%		1.41%		1.26%		1.27%		21.74%
(0.08)	$8.99	16.79%		$134.5		1.12%		2.26%		1.35%		2.03%		28.59%

—	$7.93	5.59	%(7)	$—	(9)	0.97	%(2)	2.14	%(2)	1.14	%(2)	1.97	%(2)	26.48	%(1)

(0.20)	$13.46	10.60%		$121.1		1.32%		0.71%		1.31%		0.72%		21.00%
(0.41)	$12.58	(2.76)%		$79.1		1.40%		0.35%		1.32%		0.43%		24.82%
(0.89)	$13.55	8.36%		$50.1		1.40%		0.42%		1.39%		0.43%		24.30%
(0.12)	$13.72	32.98%		$31.2		1.40%		0.49%		1.68%		0.21%		24.45%
—	$10.56	5.60	%(7)	$38.4		1.40	%(2)	1.19	%(2)	2.16	%(2)	0.43	%(2)	13.55	%(1)

(0.20)	$13.24	9.78%		$19.8		2.06%		(0.03)%		2.06%		(0.03)%		21.00%
(0.41)	$12.42	(3.49)%		$15.1		2.07%		(0.34)%		2.07%		(0.34)%		24.82%
(0.89)	$13.45	7.60%		$12.3		2.14%		(0.32)%		2.14%		(0.32)%		24.30%
—	$13.68	15.23	%(7)	$1.5		2.15	%(2)	(0.25	)%(2)	2.40	%(2)	(0.50	)%(2)	24.45	%(1)

(0.20)	$13.50	10.85%		$1,212.4		1.13%		0.90%		1.11%		0.92%		21.00%
(0.41)	$12.61	(2.58)%		$877.6		1.15%		0.59%		1.12%		0.62%		24.82%
(0.89)	$13.58	8.67%		$567.9		1.15%		0.67%		1.18%		0.64%		24.30%
(0.12)	$13.74	33.41%		$81.5		1.15%		0.74%		1.48%		0.31%		24.45%
—	$10.56	5.60	%(7)	$38.4		1.15	%(2)	1.44	%(2)	1.91	%(2)	0.68	%(2)	13.55	%(1)

—	$13.50	9.49	%(7)	$16.5		1.00	%(2)	1.03	%(2)	1.06	%(2)	0.97	%(2)	21.00	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income
Brandes Core Plus Fixed Income Fund
Class A
9/30/2016	$9.14	0.22	0.26	0.48	(0.22)
9/30/2015	$9.22	0.19	(0.02)	0.17	(0.20)
9/30/2014	$9.16	0.25	0.06	0.31	(0.24)
1/31/2013(3) – 9/30/2013	$9.43	0.20	(0.28)	(0.08)	(0.19)
Class E
9/30/2016	$9.22	0.22	0.26	0.48	(0.22)
9/30/2015	$9.30	0.19	(0.02)	0.17	(0.20)
9/30/2014	$9.21	0.25	0.10	0.35	(0.25)
9/30/2013	$9.61	0.30	(0.22)	0.08	(0.36)
9/30/2012	$9.36	0.38	0.50	0.88	(0.44)
Class I
9/30/2016	$9.20	0.24	0.25	0.49	(0.24)
9/30/2015	$9.28	0.21	(0.02)	0.19	(0.22)
9/30/2014	$9.19	0.27	0.10	0.37	(0.27)
9/30/2013	$9.60	0.32	(0.23)	0.09	(0.38)
9/30/2012	$9.35	0.40	0.50	0.90	(0.46)
Brandes Credit Focus Yield Fund
Class A(8)
9/30/2016	$10.02	0.29	0.33	0.62	(0.29)
9/30/2015	$10.23	0.23	(0.20)	0.03	(0.23)
9/30/2014	$10.15	0.21	0.09	0.30	(0.21)
9/30/2013	$10.39	0.19	(0.17)	0.02	(0.20)
3/2/2012(3) – 9/30/2012	$10.10	0.16	0.29	0.45	(0.16)
Class I
9/30/2016	$10.02	0.31	0.32	0.63	(0.31)
9/30/2015	$10.23	0.26	(0.20)	0.06	(0.26)
9/30/2014	$10.15	0.23	0.09	0.32	(0.23)
9/30/2013	$10.39	0.22	(0.18)	0.04	(0.22)
1/31/2012(3) – 9/30/2012	$10.00	0.23	0.38	0.61	(0.22)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The total return figure is the since inception return for the class.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.
(9)	Effective February 1, 2016, the contractual operating expense limit was reduced from 0.95% to 0.85% for Class A and 0.70% to 0.60% for Class I.
(10)	Amount is less than $50,000.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Dividends from net realized gains	Net asset value, end of period	Total return(6)		Net assets, end of period (millions)		Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

(0.01)	$9.39	5.32%		$2.0		0.70%		2.38%		0.93%		2.15%		35.88%
(0.05)	$9.14	1.78%		$2.1		0.70%		2.07%		1.06%		1.71%		11.24%
(0.01)	$9.22	3.52%		$2.1		0.70%		2.68%		1.33%		2.05%		18.63%
—	$9.16	(0.88	)%(7)	$1.4		0.70	%(2)	3.23	%(2)	1.45	%(2)	2.48	%(2)	33.91	%(1)

(0.01)	$9.47	5.30%		$0.3		0.70%		2.36%		0.93%		2.13%		35.88%
(0.05)	$9.22	1.78%		$1.9		0.70%		2.07%		1.06%		1.71%		11.24%
(0.01)	$9.30	3.86%		$1.9		0.70%		2.68%		1.39%		1.99%		18.63%
(0.12)	$9.21	0.79%		$1.2		0.70%		3.22%		1.40%		2.52%		33.91%
(0.19)	$9.61	9.85%		$6.9		0.70%		4.06%		1.45%		3.33%		31.59%

(0.01)	$9.44	5.43%		$97.2		0.50%		2.58%		0.72%		2.36%		35.88%
(0.05)	$9.20	2.02%		$72.1		0.50%		2.26%		0.86%		1.90%		11.24%
(0.01)	$9.28	4.10%		$43.3		0.50%		2.88%		1.20%		2.18%		18.63%
(0.12)	$9.19	0.89%		$29.7		0.50%		3.43%		1.23%		2.70%		33.91%
(0.19)	$9.60	10.06%		$25.3		0.50%		4.28%		1.23%		3.55%		31.59%

—	$10.35	6.33%		$2.3		0.88	%(9)	2.90%		1.35%		2.43%		34.14%
(0.01)	$10.02	0.26%		$2.1		0.95%		2.28%		1.53%		1.70%		25.50%
(0.01)	$10.23	2.94%		$2.0		0.95%		2.02%		1.50%		1.47%		26.17%
(0.06)	$10.15	0.13%		$4.2		0.95%		1.84%		1.61%		1.18%		23.05%
—	$10.39	4.51	%(7)	—	(10)	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.06	%(2)	162.73	%(1)

—	$10.34	6.49%		$29.0		0.63	%(9)	3.15%		1.10%		2.68%		34.14%
(0.01)	$10.02	0.58%		$27.3		0.70%		2.53%		1.28%		1.95%		25.50%
(0.01)	$10.23	3.20%		$27.1		0.70%		2.26%		1.26%		1.70%		26.17%
(0.06)	$10.15	0.40%		$25.2		0.70%		2.09%		1.42%		1.37%		23.05%
—	$10.39	6.23	%(7)	$19.3		0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Global Equity Income Fund (the “Global Income Fund”), the Brandes Global Opportunities Value Fund (the “Global Opportunities Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Core Plus Fund, Credit Focus Yield Fund and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, December 31, 2014, December 31, 2014, January 31, 2011, December 28, 2007, January 31, 2012 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively.

The International Fund has five classes of shares: Class A, Class C, Class E, Class I and Class R6. The Global Fund has four classes of shares: Class A, Class C, Class E and Class I. The Global Income Fund and Global Opportunities Fund have three classes of shares: Class A, Class C and Class I. The Emerging Markets Fund and International Small Cap Fund have four classes of shares: Class A, Class C, Class I and Class R6. The Core Plus Fund has three classes of shares: Class A, Class E and Class I. The Credit Focus Yield Fund has two classes of shares: Class A and Class I. Prior to January 31, 2013, Class A shares were known as Class S shares for the International, Global, Emerging Markets, International Small Cap and Credit Focus Yield Funds (Class A shares have the same operating expenses as Class S shares).

The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund, Global Income Fund and Global Opportunities Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2016, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedule of Investments.

B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of September 30, 2016.

D.	Participatory Notes. The International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

credit quality of the counterparty. During the year ended September 30, 2016, the Funds did not make any counterparty credit risk valuation adjustments.

The International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds did not invest in any participatory notes at September 30, 2016.

E.	Investment Transactions, Dividends and Distributions. Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

F.	Concentration of Risk. As of September 30, 2016, the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

G.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

H.

Securities Lending.  The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.

To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2016, the International Equity Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Core Plus Fund and Credit Focus Yield Fund did not have any securities on loan. The International Small Cap Fund had one security on loan with a market value of $41,059 and received non-cash collateral for the loan of $43,226. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedule of Investments or Statement of Assets and Liabilities.

I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2013 through 2016). As of September 30, 2016 the Trust has no examinations in progress.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2016.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the Financial Accounting Standards Board has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Level 2 — Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3 — Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets don’t exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

L.	Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of September 30, 2016, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $563,233,429, $27,892,717, $468,412, $2,568,286, $538,932,290 and $762,483,845, that represent 80.01%, 51.72%, 54.28%, 45.06%, 46.61% and 55.66% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of September 30, 2016, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Common Stocks
Consumer Discretionary	$—	$96,080,373	$—	$96,080,373
Consumer Staples	—	60,133,292	—	60,133,292
Energy	17,766,047	66,676,829	—	84,442,876
Financials	8,300,382	122,736,859	—	131,037,241
Health Care	—	81,185,341	—	81,185,341
Industrials	10,173,562	40,302,363	—	50,475,925
Information Technology	—	28,792,663	—	28,792,663
Materials	13,069,692	17,986,125		31,055,817
Telecommunication Services	6,562,434	35,755,387	—	42,317,821
Utilities	—	18,812,848	—	18,812,848

Total Common Stocks	55,872,117	568,462,080	—	624,334,197

Preferred Stocks
Energy	2,245,885	8,751,469	—	10,997,354
Telecommunication Services	12,026,065	—	—	12,026,065

Total Preferred Stocks	14,271,950	8,751,469	—	23,023,419

Repurchase Agreements	—	42,076,380	—	42,076,380

Total Investments in Securities	$70,144,067	$619,289,929	$—	$689,433,996

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Common Stocks
Consumer Discretionary	$—	$5,925,299	$—	$5,925,299
Consumer Staples	507,738	3,177,189	—	3,684,927
Energy	1,730,371	4,153,729	—	5,884,100
Financials	8,196,119	4,454,393	—	12,650,512
Health Care	3,523,994	4,158,165	—	7,682,159
Industrials	1,900,952	1,355,737	—	3,256,689
Information Technology	3,852,553	3,078,766	—	6,931,319
Telecommunication Services	1,179,133	1,475,298	—	2,654,431
Utilities	502,413	962,173	—	1,464,586

Total Common Stocks	21,393,273	28,740,749	—	50,134,022

Corporate Bonds
Energy	—	634,607	—	634,607

Total Corporate Bonds	—	634,607	—	634,607

Repurchase Agreements	—	3,293,411	—	3,293,411

Total Investments in Securities	$21,393,273	$32,668,767	$—	$54,062,040

Global Income Fund
Common Stocks
Consumer Discretionary	$—	$90,016	$—	$90,016
Consumer Staples	30,550	81,683	—	112,233
Energy	18,320	85,447	—	103,767
Financials	54,305	52,925	—	107,230
Health Care	64,641	71,371	—	136,012
Industrials	23,712	28,034	—	51,746
Information Technology	46,421	28,933	—	75,354
Telecommunication Services	22,433	—	—	22,433
Utilities	44,472	20,927	—	65,399

Total Common Stocks	304,854	459,336	—	764,190

Preferred Stocks
Financials	69,414	—	—	69,414
Information Technology	—	15,272	—	15,272

Total Preferred Stocks	69,414	15,272	—	84,686

Total Investments in Securities	$374,268	$474,608	$—	$848,876

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Global Opportunities Fund
Common Stocks
Consumer Discretionary	$137,346	$501,096	$—	$638,442
Consumer Staples	100,278	391,486	—	491,764
Energy	259,005	172,804	—	431,809
Financials	402,719	594,720	—	997,439
Health Care	44,435	187,880	—	232,315
Industrials	369,557	194,819	—	564,376
Information Technology	76,537	170,500	—	247,037
Materials	70,626	70,057	—	140,683
Real Estate	237,648	62,931	—	300,579
Telecommunication Services	207,711	139,113	—	346,824
Utilities	67,380	158,991	—	226,371

Total Common Stocks	1,973,242	2,644,397	—	4,617,639

Preferred Stocks
Consumer Discretionary	—	109,827	—	109,827
Consumer Staples	67,397	—	—	67,397
Energy	—	55,335	—	55,335
Financials	73,716	—	—	73,716
Health Care	—	44,624	—	44,624

Total Preferred Stocks	141,113	209,786	—	350,899

Corporate Bonds
Energy	—	135,690	—	135,690

Total Corporate Bonds	—	135,690	—	135,690

Repurchase Agreements	—	610,170	—	610,170

Total Investments in Securities	$2,114,355	$3,600,043	$—	$5,714,398

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Common Stocks
Consumer Discretionary	$53,891,811	$184,165,128	$9,946	$238,066,885
Consumer Staples	24,798,784	—	—	24,798,784
Energy	45,621,210	1,782,022	—	47,403,232
Financials	69,521,096	172,124,969	—	241,646,065
Industrials	79,913,248	9,237,363	—	89,150,611
Information Technology	—	25,403,023	—	25,403,023
Materials	44,867,477	20,949,953	—	65,817,430
Real Estate	42,815,909	40,807,157		83,623,066
Telecommunication Services	41,465,780	82,030,748	—	123,496,528
Utilities	27,384,555	15,862,424	—	43,246,979

Total Common Stocks	430,279,870	552,362,787	9,946	982,652,603

Preferred Stocks
Consumer Discretionary	—	25,406,176	—	25,406,176
Consumer Staples	39,242,005	—	—	39,242,005
Energy	23,859,382	5,087,920	—	28,947,302
Financials	15,135,266	—	—	15,135,266
Telecommunication Services	14,290,225	—	—	14,290,225
Utilities	14,908,683	—	—	14,908,683

Total Preferred Stocks	107,435,561	30,494,096	—	137,929,657

Rights
Consumer Discretionary	—	—	7,077,648	7,077,648

Total Rights	—	—	7,077,648	7,077,648

Corporate Bonds
Consumer Discretionary	—	114,053	—	114,053

Total Corporate Bonds	—	114,053	—	114,053

Repurchase Agreements	—	25,954,240	—	25,954,240

Total Investments in Securities	$537,715,431	$608,925,176	$7,087,594	$1,153,728,201

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
International Small Cap Fund
Common Stocks
Consumer Discretionary	$49,348,693	$193,191,792	$4,425	$242,544,910
Consumer Staples	84,060,910	116,360,566	—	200,421,476
Financials	6,463,509	60,647,102	—	67,110,611
Health Care	12,522,017	39,407,189	—	51,929,206
Industrials	65,187,008	148,109,376	—	213,296,384
Information Technology	15,391,037	56,649,119	—	72,040,156
Materials	49,477,821	11,750,220	—	61,228,041
Real Estate	43,517,473	50,362,051		93,879,524
Telecommunication Services	25,169,952	24,060,694	—	49,230,646
Utilities	17,839,403	53,650,161	—	71,489,564

Total Common Stocks	368,977,823	754,188,270	4,425	1,123,170,518

Preferred Stocks
Health Care	—	21,964,760	—	21,964,760
Utilities	19,417,562	—	—	19,417,562

Total Preferred Stocks	19,417,562	21,964,760	—	41,382,322

Rights
Consumer Discretionary	—	—	9,234,092	9,234,092

Total Rights	—	—	9,234,092	9,234,092

Corporate Bonds & Notes
Consumer Discretionary	—	4,063,944	—	4,063,944

Corporate Bonds & Notes	—	4,063,944	—	4,063,944

Repurchase Agreements	—	182,869,650	—	182,869,650

Total Investments in Securities	$388,395,385	$963,086,624	$9,238,517	$1,360,720,526

Core Plus Fund
Preferred Stocks	$—	$989,100	$—	$989,100
Asset Backed Securities	—	1,878,773	—	1,878,773
Corporate Bonds	—	29,593,966	—	29,593,966
Government Securities	—	58,859,404	—	58,859,404
Mortgage Backed Securities	—	5,122,667	—	5,122,667
Repurchase Agreements	—	3,826,635	—	3,826,635

Total Investments in Securities	$—	$100,270,545	$—	$100,270,545

Credit Focus Yield Fund
Preferred Stocks	$—	$623,339	$—	$623,339
Asset Backed Securities	—	800,934	—	800,934
Corporate Bonds	—	17,416,227	—	17,416,227
Government Securities	—	11,541,653	—	11,541,653
Repurchase Agreements	—	673,450	—	673,450

Total Investments in Securities	$—	$31,055,603	$—	$31,055,603

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting period:

	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Transfers into Level 1	$83,424	$13,516,852	$115,040,177
Transfers out of Level 1	—	40,262,827	21,025,990

Net Transfers into (out of) Level 1	$83,424	$(26,745,975)	$94,014,187

Transfers into Level 2	$—	$40,262,827	$21,025,990
Transfers out of Level 2	83,424	13,516,852	115,040,177

Net Transfers into (out of) Level 2	$(83,424)	$26,745,975	$(94,014,187)

There were no transfers into or out of Levels 1 or 2 during the year ended September 30, 2016 for the International, Global, Global Income Fund, Core Plus and Credit Focus Yield Funds.

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on September 30, 2016. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on September 30, 2016.

There were no Level 3 securities in the International, Global, Global Income, Global Opportunities, Core Plus and Credit Focus Yield Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Emerging Markets and International Small Cap Funds during the year ended September 30, 2016:

	Emerging Markets Fund	International Small Cap Fund
Beginning Balance – October 1, 2015	$202,424	$90,054
Purchases	6,917,254	9,317,831
Sales	—	—
Transfers in to level 3	—	—
Transfers out of level 3	—	—
Realized gains (losses), net	—	—
Change in unrealized gains (losses)	(32,084)	(169,368)

Ending Balance – September 30, 2016	$7,087,594	$9,238,517

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of September 30, 2016 the Emerging Markets Fund and International Small Cap Fund had $4,996,706 and $2,044,062 of unrealized losses from Level 3 securities, respectively.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of September 30, 2016.

Emerging Markets Fund

Investment Type	Fair Value at 9/30/16	Valuation Methodology	Unobservable Inputs	Input Value/Range
Common Stock	$9,946	Valuation based on financial information from company	Financial statement analysis Restructuring plan	N/A N/A
Right	7,077,648	Valuation based on financial information from company	Financial statement analysis Restructuring plan	N/A N/A

International Small Cap Fund

Investment Type	Fair Value at 9/30/16	Valuation Methodology	Unobservable Inputs	Input Value/Range
Common Stock	$4,425	Valuation based on financial information from company	Financial statement analysis Restructuring plan	N/A N/A
Right	9,234,092	Valuation based on financial information from company	Financial statement analysis Restructuring plan	N/A N/A

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Common Stocks & Rights

At regular intervals the above unobservable inputs are reviewed and compared to updated issuer information. The factors that were considered in determining the fair value of this security included consideration of the following: balance sheet figures (which include the most recent estimate of assets and liabilities), restructuring framework presented by the issuer and its dilutive impact on common equity, general market conditions and other information and analysis. If the financial condition of this company were to deteriorate the value of this common stock and right would be lower.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee.  Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.80% of the first $5 billion of average daily net assets, and 0.70% of the amount of average daily net assets greater than $5 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Global Fund, Global Income Fund, Global Opportunities Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred a monthly fee at the annual rate of 0.80%, 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon their average daily net assets, respectively. For the year ended September 30, 2016, the International Fund, the Global Fund, the Global Income Fund, the Global Opportunities Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund incurred $5,062,610, $403,096, $5,587, $64,943, $9,839,223, $11,084,132, $289,257 and $147,677 in advisory fees, respectively.

Certain officers and trustees of the Trust are also officers of the Advisor.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2017 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class E	Class I	Class R6
International Fund	1.20%	1.95%	1.20%	1.00%	0.82%
Global Fund	1.25%	2.00%	1.25%	1.00%	N/A
Global Income Fund	1.25%	2.00%	N/A	1.00%	N/A
Global Opportunities Fund	1.40%	2.15%	N/A	1.15%	N/A
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%	0.97%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%	1.00%
Core Plus Fund	0.70%	N/A	0.70%	0.50%	N/A
Credit Focus Yield Fund	0.85%	N/A	N/A	0.60%	N/A

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the year ended September 30, 2016, the Advisor waived expenses and/or reimbursed the Funds $0, $186,480, $160,670, $212,240, $535,375, $0, $181,891 and $138,659 for the International Fund, Global Fund, Global Income Fund, Global

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively. Repayment rights expire as follows:

Fund	Potential Recovery Expiring September 30, 2017	Potential Recovery Expiring September 30, 2018	Potential Recovery Expiring September 30, 2019
International Fund	$—	$—	$7,467
Global Fund	243,183	244,584	186,480
Global Income Fund	N/A	174,992	160,670
Global Opportunities Fund	N/A	215,095	212,240
Emerging Markets Fund	390,817	728,917	535,375
International Small Cap Fund	—	—	1,527
Core Plus Fund	259,463	230,245	181,891
Credit Focus Yield Fund	170,772	170,112	138,659

The Advisor did not recoup any fees previously waived or reimbursed for the Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Core Plus Fund and Credit Focus Yield Fund. For the year ended September 30, 2016, the Advisor recouped fees previously waived or reimbursed in the amounts of:

Fund	Class A	Class I
International Fund	$—	$116,070
International Small Cap Fund	3,944	203,870

B.	Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, the Funds shall pay the administrator monthly, a fee accrued daily and based on average daily net assets. The Funds may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statement of Operations.

C.	Distribution and Servicing Fees. ALPS Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution fees is paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the year ended September 30, 2016, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the year ended September 30, 2016, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$34,478	$99,114
Global Fund	9,461	15,938
Global Income Fund	5	39
Global Opportunities Fund	954	234
Emerging Markets Fund	731,308	145,826
International Small Cap Fund	226,192	134,677
Core Plus Fund	5,741	N/A
Credit Focus Yield Fund	5,126	N/A

The Funds have adopted a Shareholder Service Plan for classes C and E, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25%, 0.25% and 0.05% of annual net assets attributable to Class C, Class E and Class I, respectively (the “Service Fees”). For the year ended September 30, 2016, the Funds incurred the following Service Fees:

Fund	Class C	Class E	Class I
International Fund	$33,038	$2,186	$299,118
Global Fund	5,313	—	22,191
Global Income Fund	13	N/A	346
Global Opportunities Fund	78	N/A	3,212
Emerging Markets Fund	48,609	N/A	361,870
International Small Cap Fund	44,893	N/A	528,170
Core Plus Fund	N/A	1,597	39,855
Credit Focus Yield Fund	N/A	N/A	—

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the year ended September 30, 2016:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$176,948,517	$103,867,758
Global Fund	$—	$—	$10,613,610	$7,491,669
Global Income Fund	$—	$—	$288,957	$156,999
Global Opportunities Fund	$—	$—	$6,130,028	$4,322,513
Emerging Markets Fund	$—	$—	$266,990,461	$386,799,183
International Small Cap Fund	$—	$—	$486,316,657	$210,482,708
Core Plus Fund	$29,843,957	$19,690,961	$18,656,983	$8,843,282
Credit Focus Yield Fund	$4,730,968	$3,745,020	$5,586,387	$5,863,597

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended 9/30/2016		Year Ended 9/30/2015		Year Ended 9/30/2016		Year Ended 9/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	353	$5,375	599	$10,044	172	$3,418	182	$4,338
Class C	372	5,640	677	11,360	33	680	86	2,070
Class E	— *	1	199	3,186	—	—	—	—
Class I	16,033	242,045	16,433	273,218	397	8,194	474	11,481
Class R6	1,734	25,782	N/A	N/A	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class A	21	314	15	251	9	192	7	157
Class C	14	214	9	144	8	169	5	111
Class E	1	13	2	29	1	12	1	16
Class I	976	14,725	649	10,520	167	3,579	157	3,757
Class R6	30	459	N/A	N/A	N/A	N/A	N/A	N/A
Shares Redeemed
Class A	(339)	(5,128)	(277)	(4,555)	(45)	(923)	(153)	(3,689)
Class C	(360)	(5,418)	(135)	(2,177)	(59)	(1,204)	(24)	(555)
Class E	(78)	(1,170)	(831)	(13,518)	(9)	(180)	(1)	(22)
Class I	(13,467)	(200,479)	(10,827)	(175,427)	(445)	(9,244)	(330)	(7,858)
Class R6	(8)	(124)	N/A	N/A	N/A	N/A	N/A	N/A

Net Increase Resulting from Fund Share Transactions	5,282	$82,249	6,513	$113,075	229	$4,693	404	$9,806

*	Value calculated is less than 500 shares.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Global Income Fund						Global Opportunities Fund
	Year Ended 9/30/2016				Period Ended 9/30/2015		Year Ended 9/30/2016		Period Ended 9/30/2015
	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	—	*	$5		—	$—	63	$631	31	$324
Class C	1		10		—	—	1	5	3	26
Class I	13		135		62	623	616	5,953	322	3,315
Issued on Reinvestment
of Distributions
Class A	—	*	—	*	—	—	2	15	—	2
Class C	—	*	—	*	—	—	- *	- *	—	—
Class I	3		32		1	12	14	135	3	25
Shares Redeemed
Class A	—		—		—	—	(40)	(373)	—	—
Class C	—		—		—	—	—	—	—	—
Class I	—		—		—	—	(453)	(4,198)	—	—

Net Increase Resulting from Fund Share Transactions	17		$182		63	$635	203	$2,168	359	$3,692

*	Value calculated is less than 500 shares/dollars.

	Emerging Markets Fund				International Small Cap Fund
	Year Ended 9/30/2016		Year Ended 9/30/2015		Year Ended 9/30/2016		Year Ended 9/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	8,735	$61,198	33,787	$270,303	6,424	$82,919	4,545	$58,826
Class C	789	5,491	1,128	8,986	538	6,869	481	6,211
Class I	58,323	398,668	88,423	692,825	40,210	514,468	47,012	611,952
Class R6	— *	— *	N/A	N/A	1,219	16,277	N/A	N/A
Issued on Reinvestment
of Distributions
Class A	380	2,816	1,210	9,685	207	2,664	152	1,901
Class C	12	90	106	863	39	497	44	539
Class I	1,338	9,942	4,682	37,933	2,558	33,082	2,134	26,765
Class R6	— *	— *	N/A	N/A	1	24	N/A	N/A
Shares Redeemed
Class A	(18,300)	(125,947)	(15,192)	(121,508)	(3,920)	(48,345)	(2,109)	(26,963)
Class C	(941)	(6,387)	(910)	(7,031)	(308)	(3,930)	(213)	(2,659)
Class I	(72,001)	(487,286)	(95,812)	(747,253)	(22,518)	(291,569)	(21,388)	(272,971)
Class R6	—	—	N/A	N/A	—	—	N/A	N/A

Net Increase/Decrease Resulting from Fund Share Transactions	(21,665)	$(141,415)	17,422	$144,803	24,450	$312,956	30,658	$403,601

*	Value calculated is less than 500 shares/dollars.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Core Plus Fund				Credit Focus Yield Fund
	Year Ended 9/30/2016		Year Ended 9/30/2015		Year Ended 9/30/2016		Year Ended 9/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	133	$1,202	350	$3,236	34	$347	15	$154
Class E	— *	3	29	269	N/A	N/A	N/A	N/A
Class I	4,004	36,987	4,235	39,340	17	173	37	381
Issued on Reinvestment of Distributions
Class A	6	57	6	58	6	58	5	48
Class E	2	17	5	48	N/A	N/A	N/A	N/A
Class I	228	2,102	178	1,651	84	837	69	707
Shares Redeemed
Class A	(153)	(1,402)	(350)	(3,234)	(17)	(170)	(7)	(75)
Class E	(173)	(1,564)	(38)	(354)	N/A	N/A	N/A	N/A
Class I	(1,782)	(16,227)	(1,235)	(11,448)	(26)	(250)	(25)	(260)

Net Increase Resulting from Fund Share Transactions	2,265	$21,175	3,180	$29,566	98	$995	94	$955

*	Value calculated is less than 500 shares.

NOTE 6 – FEDERAL INCOME TAX MATTERS

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2016, the Funds made the following permanent book-to-tax reclassifications primarily related to the treatment of foreign currency transactions, passive foreign investment companies, paydowns and difference between book and tax accretion methods for market premium:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
International Fund	$3,746,873	$(3,746,873)	$—
Global Fund	(14,934)	14,934	—
Global Income Fund	(267)	267	—
Global Opportunities Fund	11,430	(11,430)	—
Emerging Markets Fund	(1,577,955)	1,577,955	—
International Small Cap Fund	2,748,438	(2,748,438)	—
Core Plus Fund	32,606	(32,606)	—
Credit Focus Yield Fund	568	(568)	—

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund
Cost of investments for tax purposes	$768,882,855	$53,397,997	$824,049	$5,542,090

Gross tax unrealized appreciation	45,387,426	6,969,531	70,421	567,629
Gross tax unrealized depreciation	(124,836,285)	(6,305,488)	(45,594)	(395,321)

Net unrealized appreciation (depreciation) on investments and foreign currency	(79,448,859)	664,043	24,827	172,308
Distributable ordinary income	6,854,857	180,835	4,467	29,912
Distributable long-term capital gains	—	—	16,627	—

Total distributable earnings	6,854,857	180,835	21,094	29,912

Other accumulated gains/(losses)	(63,543,316)	(504,228)	68	(363,499)

Total accumulated earnings	$(136,137,318)	$340,650	$45,989	$(161,279)

	Emerging Markets Fund	International Small Cap Fund	Core Plus Fund	Credit Focus Yield Fund
Cost of investments for tax purposes	$1,287,969,827	$1,370,072,137	$97,465,507	$30,129,326

Gross tax unrealized appreciation	88,919,068	87,797,857	3,393,990	1,370,224
Gross tax unrealized depreciation	(223,160,694)	(97,149,468)	(588,952)	(443,947)

Net unrealized appreciation (depreciation) on investments and foreign currency	(134,241,626)	(9,351,611)	2,805,038	926,277
Distributable ordinary income	5,936,151	33,565,252	258,867	47,931
Distributable long-term capital gains	—	8,818,527	—	—

Total distributable earnings	5,936,151	42,383,779	258,867	47,931

Other accumulated gains/(losses)	(161,379,802)	(237,835)	(79,637)	(7,293)

Total accumulated earnings	$(289,685,277)	$32,794,333	$2,984,268	$966,915

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The tax composition of dividends for the periods ended September 30, 2016 and September 30, 2015 for the Funds, were as follows:

	Ordinary Income		Long Term Capital Gains
Fund	2016	2015	2016	2015
International Fund	$16,352,215	$11,487,048	$—	$—
Global Fund	1,719,172	1,308,335	2,276,184	2,796,576
Global Income Fund	33,075	12,861	—	—
Global Opportunities Fund	210,265	27,604	—	—
Emerging Markets Fund	14,620,792	41,702,727	—	16,361,353
International Small Cap Fund	29,288,452	18,479,717	7,825,526	11,897,030
Core Plus Fund	2,147,788	1,476,137	67,658	308,761
Credit Focus Yield Fund	925,696	757,646	—	16,688

At September 30, 2016 the Funds had capital losses expiring and capital loss carryforwards utilized as indicated below:

Fund	2018	Indefinite	Utilized
International Fund	$29,067,216	$34,473,038	$—
Global Fund	—	—	—
Global Income Fund	—	—	—
Global Opportunities Fund	—	—	—
Emerging Markets Fund	—	161,233,300	—
International Small Cap Fund	—	—	—
Core Plus Fund	—	—	—
Credit Focus Yield Fund	—	—	—

At September 30, 2016, the Global Fund, the Global Opportunities Fund and the Core Plus Fund had net Post-October realized capital losses of $486,383, $363,941 and $79,637, respectively.

NOTE 7 – OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds, and 3.75% for the Core Plus and Credit Focus Yield Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for Class E and I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 8 – TRANSACTIONS WITH AFFILIATES

The following issuers were affiliated with the International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as the International Small Cap Fund held 5% or more of the outstanding voting securities of the issuers during the period October 1, 2015 through September 30, 2016:

Issuer Name	Share Balance At October 1, 2015	Additions	Reductions	Share Balance At September 30, 2016	Dividend Income	Value At September 30, 2016
Micronas Semiconductor Holding AG(1)	1,895,559	—	1,895,559	—	$—	$—
Samchully Co. Ltd.	208,685	—	—	208,685	421,064	19,079,016
Syneron Medical Ltd.	454,510	1,294,375	—	1,748,885	—	12,522,017

					$421,064	$31,601,033

(1)	Issuer was not an affiliate as of September 30, 2016.

NOTE 9 – OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2016, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares of the Funds as follows:

Global Fund
Class I
Shares	1,064,675
% of Total Outstanding Shares	48.04%

	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund
	Class I	Class I	Class R6
Shares	66,277	228,975	13
% of Total Outstanding Shares	83.57%	45.64%	100%

	International Small Cap Fund	Core Plus Fund	Credit Focus Yield Fund
	Class R6	Class I	Class I
Shares	115,481	1,364,803	2,655,977
% of Total Outstanding Shares	9.46%	13.26%	94.75%

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Class E shareholders of the International Fund, Global Fund and Core Plus Fund voted to eliminate the class E shares of these funds on or around November 30, 2016.

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Brandes Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Global Equity Income Fund, Brandes Global Opportunities Value Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Core Plus Fixed Income Fund and Brandes Credit Focus Yield Fund (eight of the series constituting Brandes Investment Trust, hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 22, 2016

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2016, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 100.00% and 100.00% of the ordinary distributions paid by the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus and Credit Focus Yield Funds, respectively, qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the periods ended September 30, 2016, 0.00%, 35.23%, 38.30%, 35.30%, 0.00%, 28.71%, 0.61% and 0.06% of the ordinary distributions paid by the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus and Credit Focus Yield Funds, respectively, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c). Under Section 852(b)(3)(C) of the Revenue Code, the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus and Credit Focus Yield Funds designated $0, $2,276,184, $0, $0, $0 ,$7,825,526, $67,658 and $0, respectively, as long-term capital gain dividends for the fiscal year ended September 30, 2016.

The percentage of dividend income distributed for the year ended September 30, 2016, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 98.85%, 98.08%, 90.81%, 81.81%, 97.81%, 39.23%, 2.96% and 5.74% for the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus, and

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Credit Focus Yield Funds, respectively. Of the dividends paid by the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus, and Credit Focus Yield Funds, 0.00%, 25.93%, 30.75%, 6.58%, 2.25%, 0.00%, 2.96% and 5.74%, respectively, qualify for the corporate dividends received deduction.

For the Year Ended September 30, 2016, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund and International Small Cap Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception to the foreign taxes paid in the United Kingdom. The United Kingdom foreign taxes paid by the fund do not qualify to be passed through to the Fund’s shareholders.

	Gross Foreign Income
	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Argentina	$—	$—	$—	$—	$(19,438)	$(16,034)
Austria	155,285	13,444	—	2,641	440,167	—
Belgium	—	—	—	1,694	—	891,590
Bermuda	—	—	—	3,030	135,805	—
Brazil	936,650	22,743	2,052	20,361	4,478,995	1,466,385
Canada	—	—	—	6,075	—	2,096,235
Cayman Islands	—	—	—	—	2,902,996	—
Chile	—	—	—	—	1,449,039	—
Colombia	—	—	—	—	824,510	—
Czech Republic	—	—	—	—	623,891	—
Finland	341,785	28,967	397	—	—	—
France	3,839,345	216,014	3,806	18,581	—	217,116
Germany	—	—	—	166	—	56,817
Greece	—	—	—	3,346	182,066	781,969
Hong King	—	—	—	—	—	1,078,065
Hong Kong	452,139	25,419	—	3,426	5,530,048	—
Hungary	—	—	—	2,477	—	832,159
India	—	—	—	1,136	242,811	813,796
Ireland	337,908	12,895	155	1,245	—	1,267,073
Italy	1,070,611	46,293	1,208	7,121	—	525,855
Japan	3,795,006	104,782	871	14,329	—	6,998,528
Luxembourg	—	—	—	—	1,226,672	—
Malaysia	—	14,192	—	—	171,648	—
Mexico	—	30,677	—	1,136	1,243	170,716
Netherlands	738,534	—	—	—	—	—
Pakistan	—	—	—	—	514,536	—
Panama	—	—	—	—	1,183,145	—
Phiilipines	—	—	—	—	—	206,104
Republic of Korea	905,227	64,536	11	15,362	4,249,667	505,841
Russia	2,673,508	73,271	—	20,330	7,774,706	443,608
Spain	711,140	36,654	—	323	—	167,345
Sweden	481,304	36,583	659	—	—	—
Switzerland	1,492,846	100,083	1,795	6,004	—	—
Taiwan	—	—	—	—	365,054	—

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

	Gross Foreign Income
	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Thailand	$—	$—	$—	$—	$1,088,966	$—
Turkey	—	—	—	1,526	1,316,003	180,579
United Kingdom	6,374,815	432,893	8,801	51,232	561,922	6,813,745
United States	—	395,257	9,694	14,737	—	—

	$24,306,103	$1,654,701	$29,449	$196,276	$35,244,450	$25,497,493

	Foreign Tax Paid
	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Argentina	$—	$—	$—	$—	$(2,428)	$(1,976)
Austria	—	—	—	—	—	—
Belgium	—	—	—	254	—	133,738
Bermuda	—	—	—	—	—	—
Brazil	68,262	775	187	1,665	391,845	144,417
Canada	—	—	—	911	—	314,435
Cayman Islands	—	—	—	—	—	—
Chile	—	—	—	—	246,178	—
Colombia	—	—	—	—	1,513	—
Czech Republic	—	—	—	—	93,584	—
Finland	51,268	4,345	60	—	—	—
France	519,286	26,301	472	2,080	—	32,567
Germany	—	—	—	25	—	8,523
Greece	—	—	—	—	18,207	18,283
Hong King	—	—	—	—	—	70,944
Hong Kong	24,261	2,542	—	—	189,725	—
Hungary	—	—	—	—	—	—
India	—	—	—	—	—	—
Ireland	—	—	—	—	—	—
Italy	115,263	3,802	181	582	—	78,878
Japan	379,501	10,478	87	1,361	—	691,158
Luxembourg	—	—	—	—	—	—
Malaysia	—	—	—	—	—	—
Mexico	—	926	—	(142)	(35,470)	(11,613)
Netherlands	110,780	—	—	—	—	—
Pakistan	—	—	—	—	64,317	—
Panama	—	—	—	—	—	—
Phiilipines	—	—	—	—	—	51,526
Republic of Korea	149,365	10,648	2	2,535	701,195	83,464
Russia	383,414	8,486	—	2,651	942,413	66,541
Spain	82,603	4,258	—	47	—	10,136
Sweden	72,196	5,487	99	—	—	—
Switzerland	62,939	3,485	125	—	—	—
Taiwan	—	—	—	—	73,011	—
Thailand	—	—	—	—	16,332	—
Turkey	—	—	—	229	89,317	27,087
United Kingdom	271,993	22,641	263	2,419	44,137	183,750
United States	—	—	—	—	—	—

	$2,291,131	$104,176	$1,476	$14,617	$2,833,875	$1,901,859

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 75)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	9	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 59)	Trustee and Chairman	Since April 2008	Retired since 2005.	9	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 64)	Trustee	Since April 2008	Retired.	9	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 55)	Trustee	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	9	None

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 53)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	9	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 55)	Trustee and President	Since July 2006	Executive Director of the Advisor.	9	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 45)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 59)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 45)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

ANNUAL REPORT SEPARATELY MANAGED ACCOUNT RESERVE TRUST For the year ended September 30, 2016

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Brandes Separately Managed Account Reserve Trust

Dear Fellow Investor,

The U.S. fixed-income market recorded solid gains in the 12 months ended September 30, 2016 following an eventful period characterized by continued low U.S. interest rates and the commitment from many central banks worldwide to uphold easy monetary policies.

After a relatively long stretch of benign market volatility, credit spreads moved wider in late 2015. This trend accelerated in early 2016 due to worries about plunging commodity prices and growing concerns of a U.S. recession. The early year risk-off sentiment permeated the fixed-income markets and propelled investors to seek safety in U.S. Treasury securities, sending interest rates toward multi-year lows.

In the subsequent months, however, a reversal in sentiment and rising energy prices caused a swift tightening of yield spreads. The largely unexpected vote by the United Kingdom to leave the European Union (“Brexit”) and its resulting uncertainty caused yield spreads to again move wider, only to tighten once more in the third quarter.

The bond market’s technical backdrop has remained strong and continues to drive credit spreads tighter than warranted by fundamentals, in our view. With historically unprecedented intervention from the Bank of Japan, the European Central Bank and the Federal Reserve, there has been a dearth of yield in the global bond market. At the end of the second quarter there were $10 trillion in global bonds trading at negative yields.1

The notable news from the most recent Fed meeting was that three Fed officials dissented from the unchanged rate policy. There has been growing consensus that the Fed will increase interest rates 0.25% at its meeting in December. At the end of the period, the market forecast favored a 60% probability of a rate hike before year end.2

The Fund

The Brandes Separately Managed Account Reserve Trust (SMART) (Class I Shares) gained 9.24% during the 12 months ended September 30, 2016.

The largest positive contributors were holdings in the energy sector and the metals & mining industry. The most significant individual positive contributor was our holding in Chesapeake Energy. The company continues to rationally and systematically explore all avenues to reduce its debt load to ensure long-term survival. The continued rise in energy prices, particularly natural gas, benefited Chesapeake bond prices. Additionally, energy holdings BP, Range Resources and Occidental Petroleum, as well as pipeline company Kinder Morgan boosted returns.

[1]	Bloomberg: Black Swans and Game Theory: A Post-Brexit Guide to Bond Trading, July 5, 2016

[2]	Bloomberg: World Interest Rate Probability as of 9/30/16

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The Fund also benefited from three commodity-resource credits: Cloud Peak Energy, Royal Gold and Thompson Creek. The strongest contribution came from coal miner Cloud Peak Energy. The company performed strongly due to rising coal prices and efforts to reduce its overall debt exposure. Cloud Peak has some of the industry’s lowest-cost mines, as it operates in the lowest-cost mining regions in the United States. Additionally, the company, in our view, has the strongest balance sheet in the industry, which should enable it to survive the recent downturn in the coal market.

Our underweight position to U.S. agency mortgage-backed securities (MBS) contributed to positive relative performance in the first and second quarters but modestly detracted from performance in the third quarter. We believe a large supply/demand imbalance exists in the MBS sector, with continued heavy purchase activity from the Fed leading to credit spreads that remain close to decade tights.

The agency MBS market has faced a number of headwinds:

•	The sharp rally in interest rates has added fears of additional supply through refinancing activity. With yields hovering near historic lows it isn’t clear that there will be sufficient demand to absorb the anticipated supply increase.

•	Uncertainty injected into the market as a result of the Brexit vote. Uncertainty generally leads to additional volatility, and Agency MBS typically perform best in a low-volatility environment.

•	Yield spreads on MBS remain tight relative to historical levels.

Meanwhile, the Fund’s duration positioning, which was set toward the lower end of our duration-controlled band, detracted from relative performance as interest rates not only remained low, but fell further to multi-year lows as news of the Brexit vote drove a flight to quality bid.

During the period, we established a new position in Clearwire Communications (14.75% coupon rate, maturing December 2016 and rated B2/B), reflecting a continuation of our strategy favoring shorter maturities exhibiting what we consider solid, tangible asset coverage of outstanding bonds.

Additional purchases included Sprint Communications (9.00% coupon rate, maturing November 2018 and rated B1/BB), Toll Brothers Corp (4.875% coupon rate, maturing November 2025 and rated Ba1/BB+), PulteGroup Inc. (5.50% coupon rate, maturing March 2026 and rated Ba1/BB+), Telefonica (6.221% coupon rate, maturing July 2017 and rated Baa2/BBB), Sappi Papier (7.75% coupon rate, maturing July 2017 and rated Ba2/BB-), Wells Fargo Corp (1.40% coupon rate, maturing September 2017 and rated A2/A), and Anadarko Petroleum (6.375% coupon rate, maturing September 2017 and rated Ba1/BBB). We also purchased a fixed-to-floating rate coupon security from Wells Fargo that has a March 2018 call date.

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The Fund divested its positions in Dayton Power and Light, Marks & Spencer and Valeant Pharmaceuticals.

We have owned Marks & Spencer since October 2010. With Brexit pushing the value of the pound lower versus other currencies, we became concerned that the company may be an attractive target to a foreign buyer, particularly since Marks & Spencer owns a good deal of real estate, which could possibly lead to an increase in leverage. Since credit spreads were largely unchanged in the Brexit aftermath, we took the opportunity to exit our position given our view that the risk parameters around the credit had changed.

Our Valeant bond was a strong performer, as the company’s new management team has made debt reduction a priority going forward.

Outlook

As we move into the final months of 2016, the Brandes Separately Managed Account Reserve Trust remains defensively positioned, with an underweight to MBS. Within corporate bonds, we have been favoring shorter maturities and companies that we believe have solid, tangible asset bases. Our high-yield exposure is close to 15-year lows. The Fund is biased for higher interest rates with duration near the lower end of our duration-controlled band.

We believe many investors have become too complacent about risk, stretching their risk boundaries in search of higher yields. Amid this complacency, many may be underestimating the potential of higher interest rates. As mentioned earlier, the market is currently pricing in a 60% chance of a rate hike before year end, and a less than 10% chance of a 1% fed funds rate by the end of 2017. 3 In comparison, the Fed’s Summary of Economic Projections’ median forecast for year-end fed funds rate is 1.1%.4 These projections point to a disconnect between the Fed and the market, which may lead to an uptick in market volatility.

Looking ahead, we believe a careful path remains the most prudent approach to protecting capital and pursuing value for the Fund. We remain convinced that the Fund is well positioned and we would welcome an uptick in market volatility. We are ready to redeploy ample capital — primarily in the form of U.S. Treasury securities — to pursue potential mispricing if company fundamentals disengage from their market prices.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Fixed-Income Investment Committee

Brandes Investment Trust

[3]	Bloomberg: World Interest Rate Probability as of 9/30/2016

[4]	Federal Reserve: Summary of Economic Projections, 9/21/2016

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Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than investment grade securities. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty. The Fund may hold illiquid securities which may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value. The Fund is actively managed, and may frequently buy and sell securities. Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as dollar markups and taxes, which in turn could detract from the Fund’s performance.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

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Asset coverage:  A company’s ability to cover debt obligations with its assets after all liabilities have been satisfied. Source: Investopedia.com

Coupon Rate:  The annual coupon payments paid by the issuer relative to the bond’s face or par value. Source: Investopedia.com

Credit Spread:  The difference in yield from a Treasury security versus another debt security of the same maturity.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Risk off:  Refers to an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. Source: Investopedia.com

Tights:  Narrow credit spreads.

Yield:  annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield Spread:  The difference between yields on differing debt instruments of varying maturities, credit ratings and risk. Source: Investopedia.com

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s or Moody’s. The service evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

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Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Index Guide

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

The Bloomberg Barclays U.S. Intermediate Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade U.S. corporate securities that have remaining maturities of greater than one year and less than ten years. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Separately Managed Account Reserve Trust is distributed by ALPS Distributors, Inc.

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Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from September 30, 2006 to September 30, 2016 with the value of such an investment in the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index for the same period.

Value of $10,000 Investment vs Barclays Capital U.S. Aggregate Index & Barclays Capital U.S. Intermediate Credit Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2016
	One Year	Five Years	Ten Years	Since Inception (10/3/05)
Separately Managed Account
Reserve Trust	9.24%	7.27%	5.94%	5.95%
Barclays Capital
U.S. Aggregate Index	5.19%	3.08%	4.79%	4.71%
Barclays Capital
U.S. Intermediate Credit Index	5.21%	3.92%	5.08%	4.96%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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Brandes Separately Managed Account Reserve Trust

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Asset Allocation as a Percentage of Total Investments as of

September 30, 2016 (Unaudited)

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Brandes Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,090.70	0.00%	$0.00

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Brandes Separately Managed Account Reserve Trust

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,025.00	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period).

**	No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS — September 30, 2016

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 3.55%
Federal Home Loan Mortgage Corporation – 2.04%
Pool G1-8578, 3.000%, 12/1/2030	$3,171,492	$3,332,439

Federal National Mortgage Association – 1.51%
Pool AS6201, 3.500%, 11/1/2045	2,348,728	2,478,472

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $5,751,093)		$5,810,911

OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities 2006-AR14 Trust Series 2006-AR14, 3.106%, 10/25/2036(c)	$8,103	$7,512

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $6,544)		$7,512

US GOVERNMENTS – 23.46%
Sovereign – 23.46%
United States Treasury Bond
4.750%, 2/15/2037	$7,285,000	$10,572,924
United States Treasury Note
2.000%, 2/15/2023	10,665,000	11,079,101
2.375%, 8/15/2024	15,750,000	16,781,137

		27,860,238

TOTAL US GOVERNMENTS (Cost $36,989,835)		$38,433,162

	Shares	Value
PREFERRED STOCKS – 3.12%
Technology Hardware – 3.12%
Pitney Bowes International Holdings, Inc., 6.125% (Acquired 10/24/12 through 02/10/15, Cost $5,074,793)(a)(b)(c)	4,969	$5,119,623

TOTAL PREFERRED STOCKS (Cost $5,074,793)		$5,119,623

	Principal Amount	Value
ASSET BACKED SECURITIES – 4.24%
Student Loan – 4.24%
SLM Private Credit Student Loan Trust 2004-B Series 2004-B, 1.280%, 9/15/2033	$1,500,000	$1,320,482
SLM Private Credit Student Loan Trust 2005-A Series 2005-A, 1.160%, 12/15/2038	1,865,000	1,660,936
SLM Private Credit Student Loan Trust 2006-A Series 2006-A, 1.140%, 6/15/2039	4,420,000	3,963,131

TOTAL ASSET BACKED SECURITIES (Cost $6,911,638)		$6,944,549

The accompanying notes are an integral part of this Schedules of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value

CORPORATE BONDS – 63.43%
Banks & Thrifts – 6.69%
Goldman Sachs Group, Inc. 7.500%, 2/15/2019	$1,500,000	$1,695,397
JPMorgan Chase & Co. 7.900%, Perpetual	6,305,000	6,478,388
USB Capital IX 3.500%, Perpetual	3,250,000	2,782,813

		10,956,598

Building Materials – 1.71%
USG Corp. 6.300%, 11/15/2016	2,790,000	2,802,555

Commercial Services & Supplies – 4.42%
ADT Corp. 3.500%, 7/15/2022	5,865,000	5,645,062
S&P Global, Inc. 5.900%, 11/15/2017	1,525,000	1,591,652

		7,236,714

Diversified Financial Services – 4.21%
Voya Financial, Inc. 5.500%, 7/15/2022	2,220,000	2,516,064
Wells Fargo & Co.
1.400%, 9/8/2017	2,600,000	2,599,220
7.980%, Perpetual	1,700,000	1,776,670

		6,891,954

Electric Utilities – 5.35%
FirstEnergy Corp. 7.375%, 11/15/2031	3,950,000	5,131,879
Israel Electric Corp. Ltd. 7.250%, 1/15/2019 (Acquired 11/26/12 through 09/04/13, Cost $3,378,004)(b)	3,275,000	3,635,250

		8,767,129

Energy – 0.96%
Valero Energy Corp. 9.375%, 3/15/2019	1,340,000	1,577,482

Food, Beverage & Tobacco – 2.76%
Tesco Plc 5.500%, 11/15/2017 (Acquired 03/12/15 through 02/24/16, Cost $4,490,961)(b)	4,365,000	4,522,838

Forest Products & Paper – 2.45%
Sappi Papier Holding GmbH 7.750%, 7/15/2017 (Acquired 05/23/16 though 07/07/16, Cost $4,048,619)(b)	3,930,000	4,018,425

The accompanying notes are an integral part of this Schedules of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Health Care Providers & Services – 1.80%
Laboratory Corp. of America Holdings 3.750%, 8/23/2022	$1,250,000	$1,332,564
Tenet Healthcare Corp. 8.000%, 8/1/2020	1,605,000	1,621,050

		2,953,614

Homebuilders – 1.74%
PulteGroup, Inc. 5.500%, 3/1/2026	1,615,000	1,695,750
Toll Brothers Finance Corp. 4.875%, 11/15/2025	1,040,000	1,066,000
Urbi Desarrollos Urbanos SAB de CV 9.500%, 1/21/2020 (Acquired 04/17/13 through 02/17/15, Cost $1,887,388)(a)(b)(c)(d)	9,235,000	92,350

		2,854,100

Insurance – 5.09%
American International Group, Inc. 6.400%, 12/15/2020	2,785,000	3,266,262
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	1,960,035
5.875%, 8/15/2020	1,250,000	1,419,625
Genworth Holdings, Inc.
7.700%, 6/15/2020	1,700,000	1,687,250

		8,333,172

Metals & Mining – 7.03%
Cloud Peak Energy Resources, LLC / Cloud Peak Energy Finance Corp. 8.500%, 12/15/2019	3,097,000	2,477,600
Royal Gold, Inc. 2.875%, 6/15/2019	2,890,000	3,227,769
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	5,760,000	5,820,624

		11,525,993

Oil, Gas & Consumable Fuels – 13.45%
Anadarko Petroleum Corp. 6.375%, 9/15/2017	3,105,000	3,237,093
BP Capital Markets Plc 3.506%, 3/17/2025	3,375,000	3,577,419
Chesapeake Energy Corp. 6.625%, 8/15/2020	7,860,000	7,398,225
Kinder Morgan, Inc.
7.000%, 6/15/2017	1,610,000	1,666,112
4.300%, 6/1/2025	1,921,000	1,996,518
Occidental Petroleum Corp. 3.500%, 6/15/2025	1,705,000	1,815,308

The accompanying notes are an integral part of this Schedules of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2016 (continued)

	Principal Amount	Value
Range Resources Corp. 5.000%, 3/15/2023 (Acquired 08/06/15, Cost $2,300,235)(b)	$2,400,000	$2,346,000

		22,036,675

Telecommunications – 5.77%
Clearwire Communications, LLC / Clearwire Finance, Inc. 14.750%, 12/1/2016(c)	3,780,000	3,850,875
Sprint Communications, Inc. 9.000%, 11/15/2018 (Acquired 11/24/15, Cost $2,420,479)(b)	2,290,000	2,527,587
Telecom Italia Capital SA 6.999%, 6/4/2018	840,000	906,436
Telefonica Emisiones SAU
6.221%, 7/3/2017	575,000	595,164
5.462%, 2/16/2021	1,390,000	1,578,423

		9,458,485

TOTAL CORPORATE BONDS (Cost $98,171,259)		$103,935,734

REPURCHASE AGREEMENTS – 1.54%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/16), due 10/03/16, 0.01% [Collateralized by $2,335,000 US Treasury Note, 3.500%, 05/15/20, (Market Value $2,574,338)] (proceeds $2,519,445)	$2,519,443	$2,519,443

TOTAL REPURCHASE AGREEMENTS (Cost $2,519,443)		$2,519,443

Total Investments (Cost $155,424,605) – 99.34%		$162,770,934
Other Assets in Excess of Liabilities – 0.66%		1,081,610

TOTAL NET ASSETS – 100.00%		$163,852,544

Percentages are stated as a percent of total net assets.

(a)	Non-income producing security.
(b)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $22,262,073 which represents 13.59% of the Fund’s net assets.
(c)	These securities have limited liquidity and represent $9,070,360 or 5.54% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Schedule of Investments.
(d)	In default.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. This information is unaudited.

The accompanying notes are an integral part of this Schedules of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2016

ASSETS
Investments in securities, at cost	$155,424,605

Investment in securities, at value	$162,770,934
Cash	37,071
Receivables:
Securities sold	2,605,876
Fund shares sold	236,356
Interest	1,754,661

Total Assets	167,404,898

LIABILITIES
Payables:
Securities purchased	2,923,977
Fund shares redeemed	619,257
Dividends payable	9,120

Total Liabilities	3,552,354

NET ASSETS	$163,852,544

COMPONENTS OF NET ASSETS
Paid-in capital	$185,333,980
Undistributed net investment income	5,772
Accumulated net realized loss on investments	(28,833,537)
Net unrealized appreciation on investments	7,346,329

Total Net Assets	$163,852,544

Net asset value, offering price and redemption proceeds per share
Net Assets	$163,852,544
Shares outstanding (unlimited shares authorized without par value)	18,157,565
Offering and redemption price	$9.02

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2016

INVESTMENT INCOME
Income
Dividend income	$505,482
Interest income	7,466,073
Miscellaneous income	50,908

Total Income	8,022,463

Expenses (Note 3)
Total expenses	—

Less reimbursement / waiver	—

Total expenses net of reimbursement / waiver	—

Net investment income	8,022,463

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,211,845
Net change in unrealized appreciation on investments	5,122,568

Net realized and unrealized gain on investments	6,334,413

Net increase in net assets resulting from operations	$14,356,876

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$8,022,463	$7,439,942
Net realized gain (loss) on investments	1,211,845	(2,661,682)
Net change in unrealized appreciation (depreciation) on investments	5,122,568	(3,521,339)

Net increase in net assets resulting from operations	14,356,876	1,256,921

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,044,823)	(7,435,078)

Decrease in net assets from distributions	(8,044,823)	(7,435,078)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	28,073,579	50,987,410
Net asset value of shares issued on reinvestment of distributions	7,967,120	7,390,029
Cost of shares redeemed	(38,266,371)	(30,723,456)

Net increase (decrease) in net assets from capital share transactions	(2,225,672)	27,653,983

Total increase in net assets	4,086,381	21,475,826

NET ASSETS
Beginning of the Year	159,766,163	138,290,337

End of the Year	163,852,544	159,766,163

Undistributed net investment income	$5,772	$5,107

The accompanying notes to financial statements are an integral part of this statement.

18

Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.69	$9.03	$8.89	$9.01	$8.32

Total from investment operations:
Net investment income(2)	0.44	0.43	0.46	0.51	0.49
Net realized and unrealized gain/(loss) on investments	0.33	(0.34)	0.16	(0.12)	0.73

Total from investment operations	0.77	0.09	0.62	0.39	1.22

Less dividends and distributions:
Dividends from net investment income	(0.44)	(0.43)	(0.48)	(0.51)	(0.53)

Total dividends and distributions	(0.44)	(0.43)	(0.48)	(0.51)	(0.53)

Net asset value, end of period	$9.02	$8.69	$9.03	$8.89	$9.01

Total return	9.24%	0.93%	7.13%	4.42%	15.13%
Net assets, end of period (millions)	$163.9	$159.8	$138.3	$126.3	$141.6
Ratio of expenses to average net assets(1)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(1)	5.12%	4.77%	5.12%	5.61%	5.66%
Portfolio turnover rate	53.60%	32.78%	21.61%	28.88%	27.44%

(1)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this statement.

19

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles (“GAAP”) generally accepted in the United States of America.

A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2016, the Fund’s ongoing exposure to the economic return on repurchase agreements is shown on the Schedule of Investments.

B.

Foreign Currency Translation and Transactions.  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions

20

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The Fund did not have any open commitments on delayed delivery securities as of September 30, 2016.

D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

F.

Indemnification Obligations.  Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in

21

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2013 through 2016). As of September 30, 2016, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2016. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability,

22

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the Financial Accounting Standards Board has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Level 2 — Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3 — Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets don’t exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.	Security Valuation. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

23

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2016.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

available, such securities are fair valued in accordance with the fair value procedures of the Trust.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The following is a summary of the inputs used, as of September 30, 2016, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Separately Managed Account Reserve Trust
Preferred Stocks	$—	$5,119,623	$—	$5,119,623
Asset Backed Securities	—	6,944,549	—	6,944,549
Corporate Bonds	—	103,935,734	—	103,935,734
Government Securities	—	38,433,162	—	38,433,162
Mortgage Backed Securities	—	5,818,423	—	5,818,423
Repurchase Agreements	—	2,519,443	—	2,519,443

Total Investments in Securities	$—	$162,770,934	$—	$162,770,934

There were no transfers into or out of Levels 1 and 2 for the Fund during the reporting period.

There were no Level 3 securities in the Fund at the beginning or the end of the year ended September 30, 2016.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee.  Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.

B.	Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.	Distribution and Service Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended September 30, 2016:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$35,092,762	$38,049,437	$46,579,827	$49,034,032

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the year ended September 30, 2016, and the year ended September 30, 2015, was as follows (shares and dollar amounts in thousands):

	Year Ended 9/30/16		Year Ended 9/30/15
	Shares	Amount	Shares	Amount
Shares Sold	3,316	$28,073	5,660	$50,987
Issued on Reinvestment of Distributions	927	7,967	823	7,390
Shares Redeemed	(4,470)	(38,266)	(3,422)	(30,723)

Net Increase (Decrease) Resulting from Fund Share Transactions	(227)	$(2,226)	3,061	$27,654

NOTE 6 – FEDERAL INCOME TAX MATTERS

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2016, the Fund made the following permanent book-to-tax reclassifications primarily related to the treatment

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

of paydowns and the difference between book and tax accretion methods for market premium:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$23,025	$(23,025)	$—

As of September 30, 2016, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$155,440,484

Gross tax unrealized appreciation	9,957,617
Gross tax unrealized depreciation	(2,627,167)

Net unrealized appreciation on investments	7,330,450

Distributable ordinary income	5,772
Distributable long-term capital gains	—

Total distributable earnings	5,772

Other accumulated losses	(28,817,658)

Total accumulated losses	$(21,481,436)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

As of September 30, 2016, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748 and $6,501,831, respectively. As of September 30, 2016, the Fund had a capital loss with an indefinite expiration in the amount of $4,091,338. At September 30, 2016, the Fund utilized $1,121,497 of capital loss carryforwards.

The tax composition of dividends for the periods ended September 30, 2016 and September 30, 2015 for the Fund were as follows:

Ordinary Income		Long Term Capital Gains
2016	2015	2016	2015
$8,044,823	$7,435,078	$—	$—

NOTE 7 – OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2016, the Advisor, Trustees or affiliates of the Advisor beneficially owned 971,455 shares of the Fund which comprised 5.35% of the total outstanding shares.

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

29

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Brandes Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandes Separately Managed Account Reserve Trust (one of the series constituting Brandes Investment Trust, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 22, 2016

30

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http:// www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2016, 100.00% of the ordinary distributions paid by the SMART Fund qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the periods ended September 30, 2016, none of the ordinary distributions paid by SMART Fund, were designated as short-term gain distributions under Internal Revenue Code
Section 871(k)(2)(c). Under Section 852(b)(3)(c) of the Revenue Code, the SMART Fund designated $0 as long-term capital gain dividends for the fiscal year ended September 30, 2016.

The percentage of dividend income distributed for the year ended September 30, 2016, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is 6.28% for the SMART Fund. Of the dividends paid by the SMART Fund, 6.28% qualify for the corporate dividends received deduction.

31

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 75)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	9	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 59)	Trustee and Chairman	Since April 2008	Retired since 2005.	9	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 64)	Trustee	Since April 2008	Retired.	9	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 55)	Trustee	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	9	None

32

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 53)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	9	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 55)	Trustee and President	Since July 2006	Executive Director of the Advisor.	9	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 45)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 59)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 45)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

33

ADVISOR Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 600 San Diego, CA 92130 800.331.2979 DISTRIBUTOR ALPS Distributors, Inc. 1290 Broadway, #1100 Denver, CO 80203 TRANSFER AGENT U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP 601 South Figueroa Street Los Angeles, CA 90017 LEGAL COUNSEL Morgan, Lewis & Bockius LLP 300 S. Grand Avenue, 22nd Floor Los Angeles, CA 90071 This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert Fitzgerald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$278,635	$259,810
Audit-Related Fees	None	None
Tax Fees	$69,420	$66,753
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule30a-3(b) under the Act and Rules13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brandes Investment Trust

By (Signature and Title)*	/s/ Jeff Busby
Jeff Busby, President

Date	11/25/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeff Busby
Jeff Busby, President

Date	11/25/16

By (Signature and Title)*	/s/ Gary Iwamura
Gary Iwamura, Treasurer/Principal Financial Officer

Date	11/25/16

*	Print the name and title of each signing officer under his or her signature.